                                                           . Pacific Select Fund
June 30, 1999






                                  Semi-Annual
                                    Report












                                                             PACIFIC SELECT FUND

                               TABLE OF CONTENTS

        PACIFIC SELECT FUND
        Chairman's Letter.................................................. A-1
        Performance Discussion............................................. A-2
        Financial Statements:
          Statements of Assets and Liabilities............................. B-1
          Statements of Operations......................................... B-3
          Statements of Changes in Net Assets.............................. B-5
        Financial Highlights............................................... B-9
        Schedules of Investments and Notes................................. B-13
        Notes to Financial Statements...................................... B-80
        Special Meeting of Shareholders.................................... B-86

                              PACIFIC SELECT FUND
Dear Shareholders:

 We are pleased to share with you the Pacific Select Fund (the Fund) Semi-Annual Report dated June 30, 1999. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life).

 Pacific Life, as adviser to the Fund (the Adviser), manages two of the Portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for sixteen of the Portfolios of the Fund, as listed below:

Portfolio Manager                                    Portfolio
-----------------                                    ---------
Pacific Life                                         Money Market
                                                     High Yield Bond
Pacific Investment Management Company (PIMCO)        Managed Bond
                                                     Government Securities
Capital Guardian Trust Company (Capital Guardian)    Growth
Alliance Capital Management L.P. (Alliance Capital)  Aggressive Equity
Janus Capital Corporation (Janus)                    Growth LT
J.P. Morgan Investment Management Inc. (JPMIM)       Equity Income
                                                     Multi-Strategy
Salomon Brothers Asset Management Inc (Salomon)      Large-Cap Value
Lazard Asset Management (Lazard)                     Mid-Cap Value
Goldman Sachs Asset Management (Goldman Sachs)       Equity
                                                     Bond and Income
Bankers Trust Company (Bankers Trust)                Equity Index
                                                     Small-Cap Index
Morgan Stanley Asset Management (Morgan Stanley)     REIT
                                                     International
Blairlogie Capital Management (Blairlogie)           Emerging Markets

 The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 1999 to June 30, 1999, and the anticipated outlook for the last six months of 1999.

 We look forward to continued growth in assets in 1999 and beyond.

Sincerely,

/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chairman of the Board
Pacific Select Fund

                   PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Money Market Portfolio
----------------------

Q: How did the Portfolio perform over the first half of 1999?

A: The Portfolio outperformed the Merrill Lynch 90-day T-Bill Index (Merrill Lynch Index) by 6 basis points during the period with a year-to-date total return of 2.30%**. The yield measured during the 7-day period ending June 30, 1999 was 4.59%**.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Having last changed target interest rates in November 1998, the Federal Open Market Committee (FOMC) tightened the Federal Fund's target interest rate on June 30, 1999 from 4.75% to 5.00%. Market anticipation of the rate change caused fluctuations in offering levels, increasing variability of the Portfolio's short-term yields. Share fluctuations in the Portfolio moderated our ability to purchase longer dated securities and to take advantage of rising interest rates during the period. Our intention of increasing asset-backed holdings in the Portfolio was tempered by a significant re-pricing of the sector during the period.

 Portfolio out-performance compared to the Merrill Lynch Index is attributed to the Portfolio's barbell structure, which benefited from a flatter second quarter yield curve and a longer duration than the benchmark Index. Maintaining high Portfolio liquidity to fund redemptions remains a primary factor in maturity selection and security type, and limited some higher yielding investment options. The Portfolio's purchases of longer dated corporate bonds offering higher yields also benefited from the Federal Reserve System's (Fed) stabilizing monetary policy.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: During the first half of 1999, we saw a conservative re-pricing of the commercial paper market relative to issuers considered very liquid and those considered less liquid. This was somewhat expected as the market was still feeling the effects of last year's financial crisis. Traditional names such as General Motors Acceptance Corporation, Ford Motor Credit, and General Electric Capital Corporation performed very well and were priced accordingly. We found value in other top tier names such as Pacific Gas & Electric Corporation, BellSouth Telecommunications and Sallie Mae.

 Consistent with past history, issuers experiencing downgrades or placement on ratings watch lists, traded much cheaper relative to the above issuers. Keeping in line with our investment philosophy, we avoid investments in companies on review for possible downgrade. Most ratings actions have been attributed to pending merger or acquisition activity, which may offer buying opportunities in the future.

Q: What is your outlook for the remainder of 1999?

A: We expect the second half of 1999 to exhibit a certain level of issuer scarcity, as Portfolio needs are met and potential ramifications of the Year 2000 reduce supply. Uncertainty surrounding the FOMC's mid-third quarter meeting may precipitate rate volatility. Given this, we expect to hold the Portfolio's average maturity slightly longer than our benchmark Index and take maturities beyond year-end as needed. We will continue to look for yield enhancing securities such as longer dated corporate bonds and asset-backed commercial paper. With the year coming to a close, potential Year 2000 complications may provide additional issuance variability. As a result, we plan to keep a close eye on market trends and will look to identify buying opportunities.

High Yield Bond Portfolio
-------------------------

Q: How did the Portfolio perform over the first half of 1999?

A: For the first half of 1999, the total return for the Portfolio was 0.79%** versus 2.82%* for the CS First Boston Global High Yield Bond Index (First Boston Index) and -2.27%* for the Lehman Brothers Government/Corporate Bond Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Factors that negatively affected performance of the Portfolio during the period were a higher weighting versus the First Boston Index in the upper tier segment of the high yield bond market and a lower weighting versus the benchmark Index in the CCC and non-rated segments of the market, which significantly outperformed other segments of the market. Nearly 13% of the benchmark Index was represented by the CCC and non-rated segments of the market versus just 1.5% for the Portfolio during the period. Additionally, the Portfolio was underweighted versus the First Boston Index in emerging markets, which outperformed other segments of the market.

 A positive factor affecting performance of the Portfolio was that we continued to overweight the tele-communications sector, which was the top performing sector for the first half of 1999.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Higher oil prices contributed to the strong second quarter performance in the energy sector in which the Portfolio was slightly overweighted compared to the First Boston Index. Grey Wolf rose over 15 points in the first half of the year. On June 24, Carrier Corp., a division of United Technologies, announced that it would purchase International Comfort Product with the bonds to be tendered at a spread of 37.5 basis points.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

 Optel, which provides telephone, cable and Internet services to apartment complexes postponed its Initial Public Offering (IPO) as a result of a drop in bond prices. The healthcare sector in which the Portfolio was evenly weighted with the First Boston Index, and especially long-term care providers, significantly underperformed during the first half of 1999.

Q: What is your outlook for the remainder of 1999?

A: The high yield bond and equity markets responded favorably to the Fed's 25 basis point increase in rates and unexpected shift to a neutral bias. After negative returns for the months of May and June combined, the high yield bond market welcomed the move and started to rebound in July. With improved investor sentiment and continued demand from collateralized bond obligations (CBO), we believe the outlook for high yield bonds is attractive.

Managed Bond and Government Securities Portfolios
-------------------------------------------------

Q: How did the Portfolio perform over the first half of 1999?

A: The total return for the Managed Bond Portfolio for the first half of 1999 was -2.41%** versus -2.27%* for the Lehman Brothers Government/Corporate Bond Index. The return for the Government Securities Portfolio was -2.48%** versus -2.27%* for the Lehman Brothers Government Bond Index.

Q: What were some of the positive and negative factors which affected the Portfolios' performance during the first half of the year?

A: Interest rates rose sharply during the first six months of 1999 as strong economic growth in the U.S. and signs of recovery elsewhere in the world sparked concern that the Fed would boost interest rates. The yield on the 30-year Treasury bond ended the period at 5.97%, up 88 basis points, and the yield on the 10-year Treasury climbed more than 100 basis points.

 On the final day of the period, the Fed raised the Federal Funds rate by 25 basis points to 5.00% in a pre-emptive move to prevent acceleration of inflation. At the same time, the Fed dropped its bias toward tightening. Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index (CPI), led by higher energy prices, the CPI was unchanged in May. A reduction in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were willing to accept smaller pay increases with inflation subdued and real incomes rising.

 With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that fueled economic growth.

 In this environment, duration, or sensitivity to interest rates, modestly above the benchmark Indices detracted from returns in both the Managed Bond and Government Securities Portfolios. A focus on intermediate maturity securities was also negative as these rates rose the most. However, our emphasis on high-yielding pass-through and collateralized mortgage-backed securities was beneficial for both Portfolios. Modest positions in high-quality emerging market and below-investment grade bonds added to the Managed Bond Portfolio's returns due to their relatively high yields.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Mortgages were emphasized more than investment-grade corporate bonds because corporate bonds offer relatively low yields after they are risk-adjusted. As noted, limited holdings of below-investment grade corporate bonds and emerging market debt added to the Managed Bond Portfolio's returns during the period. The Managed Bond Portfolio's below-investment grade holdings focused on less cyclical bonds, which proved beneficial in an environment where investors were concerned that Fed tightening might slow the economy. Holdings of emerging market debt were concentrated among top-tier issues in such countries as South Korea and Mexico.

Q: What is your outlook for the remainder of 1999?

A: U.S. economic growth will moderate as higher borrowing costs slow consumer and investment spending. In this environment, the Fed is unlikely to embark on a prolonged series of rate hikes such as last occurred in 1994, when real interest rates were lower and inflation higher. Inflation is expected to trend upward due to higher oil prices and a leveling off of other commodity prices after recent declines, but global excess capacity and technology-driven productivity gains should limit these increases.

 Moderating growth and low inflation is expected to keep interest rates near current levels over the next few months, providing an opportunity to enhance performance with securities that offer additional yield, such as mortgages, callable Treasuries and select holdings of investment-grade corporate bonds that offer value. In the Managed Bond Portfolio, we plan to hold modest levels of below-investment grade and emerging market debt to take advantage of their relatively high yields.

Growth Portfolio
----------------

Q: How did the Portfolio perform over the first half of 1999?

A: The Growth Portfolio's total return for the six-month period ended June 30, 1999 was 15.13%** versus 9.28%* for the Russell 2000 Small Stock Index (Russell 2000 Index) and 12.38%* for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: After a continued decline in the first quarter of 1999, U.S. small-capitalization stocks had a long-awaited resurgence. The Russell 2000 Index gained 15.6%*, beating the S&P 500 Index for the first time since the third quarter of 1997.

 The good performance of small-cap stocks was in part led by an overall broadening of the market in which we saw a turning away from the mega-cap names that have been driving the tremendous returns of the U.S. stock market. Virtually all sectors that had been out of favor since the start of the Asian financial crisis in 1997 did well in the second quarter. This group included energy, industrial, commodity, and traditional technology, as well as small- and mid-cap stocks.

 The market passed acid tests with the near-bankruptcy of Long-Term Capital Management last fall and the Brazilian real devaluation this past January. As the financial crises of the past two years recede into history, investors now seem more willing to assume some risk and invest beyond the largest and most liquid companies in the S&P 500 Index. Midway through 1999, the U.S. economy is still going strong, with first-quarter Gross Domestic Product (GDP) well ahead of estimates at 4.3%; recoveries in the Asian economies seem securely underway; and the struggling European markets now reflect stronger earnings momentum.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: During the first half of 1999, the Portfolio benefited from an overweighting in a number of technology names. Our bottom-up search for attractive stocks has led us to focus on semi-conductor equipment companies, software, communications, and Internet technologies.

 The largest technology holdings in the Portfolio remain the semi-conductor equipment companies that have staked out unique market niches. These companies help to make chips smaller, denser, faster and cheaper.

 Companies in the Portfolio that are benefiting from the growth of the semi-conductor industry include: Lam Research, Credence Systems Corporation, Novellus Systems Inc., Kulicke and Soffa Industries, and Photronics Lab Inc. Photronics (0.7% of Portfolio at 6/30/99) is one of the world's leading and fastest growing manufacturers of photomasks--high precision quartz plates that contain microscopic images of electronic circuits. Photronics is also positioning itself as a leader in so-called "next generation lithography" through its working relationship with ASM Lithography, the market leader in lithography machine technology.

 Another company with a strong market niche is Cymer, Inc. (1.1% of the Portfolio at 6/30/99), a leader in advanced laser technology. Due to the strength of its product development and technological edge over many of its competitors, we believe Cymer is well positioned to become the dominant global laser supplier.

 Other holdings in the Portfolio which did well in the first half of 1999 included Sensormatic Electronics, Fuller, Remedy Corporation, Dollar, Thrifty Group, and The Topps Company. These are all turnaround situations where we know management well and are confident about the direction they are taking their companies going forward.

Q: What is your outlook for the remainder of 1999?

A: We think that investors will begin to believe in small-cap companies again as we distance ourselves further from the negative events of late 1997. We expect to see a gradual broadening of the market as investors become more focused on the long term and are more willing to accept a moderate level of risk in owning stocks that are less liquid. Signs of firmer stock prices in Japan and the emerging markets suggests to us that some investors are taking this step and that we may have already begun to turn the corner.

 Investors are now demonstrating a willingness to venture outside the mega-cap names as it becomes evident that liquidity and large market cap do not guarantee outperformance in perpetuity. Valuations are still at an extreme for large-cap stocks; suggesting that the market is not ready for earnings disappointment when many of the large companies in the S&P 500 Index are currently not meeting earnings estimates, or are in other ways giving cause for investors to question their very high valuations. Within this context, we believe that the current market environment is poised for small-cap stocks to do well relative to large-cap stocks in the months ahead.

Aggressive Equity Portfolio
---------------------------

Q: How did the Portfolio perform over the first half of 1999?

A: For the first six months of 1999, the Portfolio returned 13.49%** versus 12.38%* for the S&P 500 Index and 10.88%* for the Russell 2500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Large-capitalization stocks as represented by the S&P 500 Index have continued to outperform mid- and small-cap indices, although the gap has narrowed in the past several months. The equity market has experienced this very narrow leadership for some time. While we have believed that the gap between the "favored few" and the balance of the market could not persist, a catalyst for change proved elusive. This has provided a negative backdrop for the Portfolio's performance. More recently,

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

perceptions and reality have changed. Asian economies seem to have bottomed and are showing subtle signs of recovery. European interest rates have been cut, which should lead to more balanced worldwide growth. More importantly, earnings for a broad range of U.S. industries and companies have met or exceeded expectations. Nevertheless, for the first six months of 1999, the Portfolio notably outperformed the Russell 2500 Index, and also modestly outperformed the large-cap S&P 500 Index.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The Portfolio was heavily focused in the consumer technology and financial sectors, positioning it to benefit from the best performing sectors during the period, which were technology and telecommunications. Holdings such as Nextel Communications Inc., Novell Inc. and Hyperion Telecommunications Inc. showed sharp price appreciation during the first half of 1999. In addition, individual holdings such as Cablevision Systems, Nielson Media Research, and NTL Inc. had positive gains. On the negative side, the Portfolio's holdings in Policy Management Systems and Seagate Technology have been very disappointing.

Q: What is your outlook for the remainder of 1999?

A: Slow economic growth of 3% or so combined with continued low inflation of 2% provides a positive financial environment. Most importantly, we believe that the world economic concerns (so apparent just nine months ago) are behind us. This should lead to a further broadening of the U.S. equity market and a more positive environment for small- and mid-cap stocks.

Growth LT Portfolio
-------------------

Q: How did the Portfolio perform over the first half of 1999?

A: For the six-month period ending June 30, 1999, the total return for the Growth LT Portfolio was 33.58%** versus a gain of 12.38%* for the S&P 500 Index and 10.88%* for the Russell 2500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Continued strength in the U.S. economy proved to be a mixed blessing during the first six months of 1999, first compelling investors to bid up large, growth oriented companies, and later forcing a shift in favor of economically sensitive cyclical shares, as fears of increasing interest rates finally unnerved investors. Investors cheered, however, when the Fed announced a modest 25 basis point increase in short-term rates and adopted a neutral bias toward future rate increases on June 30, 1999--sending share prices broadly higher and allowing growth stocks to regain some of their earlier momentum.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: A number of important themes within the Portfolio continued to produce results, including semi-conductor positions Maxim Integrated Products and Vitesse Semiconductor Co. Both companies enjoy high margins and stand to benefit from the proprietary nature of their newly developed technologies for years to come. Sentiment surrounding cable and media shares also improved, sending positions in Portfolio holdings of Time Warner Inc. and cable operators Comcast, Cablevision Systems and United International Holdings higher. Despite the strong performance, however, there were a few disappointments. Pharmaceutical companies came under heavy selling pressure as interest rate worries and renewed fears of Medicare reform cast a pall over the industry, and our position in Eli Lilly & Co. traded lower as a result. While we are monitoring developments in the sector closely, we believe that substantial Medicare reform will not occur until after the 2000 presidential election. Furthermore, the reforms will likely make drugs more affordable for many Medicare recipients, thereby creating a significant increase in volumes that would more than compensate for any price-related losses.

Q: What is your outlook for the remainder of 1999?

A: Looking ahead, we were encouraged by the Fed's restraint at its June meeting. However, we believe that a further increase in U.S. interest rates is a distinct possibility and are monitoring the situation closely. Meanwhile, the earnings outlook for companies based in the U.S. and Japan, and to a lesser extent those based in Europe, have improved as a result of a relatively dramatic turnaround in Asian and Latin American markets. While we view these events as encouraging, we will continue to focus on adding only those companies capable of growing faster than the overall market, regardless of changes in the macro-economic environment, as we selectively look for new opportunities in technology, communications and other sectors of the economy.

Equity Income and Multi-Strategy Portfolios
-------------------------------------------

Q: How did the Portfolios perform over the first half of 1999?

A: The Equity Income Portfolio's total return was 13.88%** for the six-month period ended June 30, 1999 versus the 12.38%* return of the S&P 500 Index.

 The Multi-Strategy Portfolio gained 7.39%** for the six-month period ended June 30, 1999 versus the S&P 500 Index return of 12.38%* and the Lehman Brothers Aggregate Bond Index return of -1.38%*. The

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Portfolio finished up the period with an allocation of 55% in equity securities and 45% in fixed income securities.

Q: What were some of the positive and negative factors which affected the Portfolios' performance during the first half of the year?

A: U.S. equity markets were pulled in opposing directions during the first half of 1999. Robust first quarter earnings reports suggested that corporate profits would be healthier than originally anticipated; but strong growth prospects sent a chill through the bond market. At the same time, early indications of an improving global economic scene shifted Fed focus from supporting liquidity to preventing domestic over-heating, culminating in a rate hike on the last day of the period. Against this backdrop, cyclical sectors, such as basic industry and capital goods, suddenly showed surprising vigor. Through this turbulence, however, the strength and consistency of S&P 500 Index returns remained remarkable, achieving double digit gains on a trailing four quarter basis 17 of the last 18 quarters.

 The true hallmark of this period was the dramatic reversal of prevailing trends: the largest stocks underperformed the broader market, and value outperformed growth. The S&P Value Index finished the first half of the year up 14%, while the S&P Growth Index was up only 11% for the same time period. Signs of an improving global economy proved to be the catalyst. Fears of a looming deflationary spiral faded, stimulating investor appetite for more cyclical, economically sensitive sectors. Meanwhile, prospects for a global reversal of deflation dramatically altered interest rate expectations. Thus, investors were less willing to pay up for growth as it was easier to come by, and was being discounted at higher rates.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The Portfolios benefited from the market's rotation out of the high-priced, mega-cap growth names and into a broader collection of stocks. Our valuation discipline kept the Portfolios concentrated in stocks which our analysts have identified as being the most attractively priced relative to their long-term fundamentals. Conversely, we continued to underweight the "Nifty Fifty" stocks, which underperformed during the period.

 The Portfolios' holdings in the Technology sector boosted performance with a tilt toward Internet infrastructure companies, such as Sun Microsystems, EMC Corp., and Cisco Systems Inc., significantly advancing relative returns. The Portfolios were also overweight versus the S&P 500 Index in Texas Instruments Inc., whose more cyclical characteristics and digital signal processor prowess gained favor with investors during the period.

 Multi-sector holdings also outpaced their S&P 500 Index counterparts. Higher earnings expectations drove Tyco International Ltd. shares higher. Results were also enhanced by not holding General Electric or America Online, which turned in comparably dull performance for the six months ended June 30, 1999. Detracting slightly from the Portfolios' success was the underperformance of long-distance carrier holdings relative to the regional Bell operating companies.

 For the Multi-Strategy Portfolio, in the fixed income market, the yield curve shifted upward and interest rate volatility increased during the period as confirmed expectations of a preemptive tightening by the Fed filtered into the bond market. Strong economic fundamentals and attractive spreads in the corporate bond market were overwhelmed by weak technicals. Given that this situation is not expected to improve until later in the year, we pared down the Multi-Strategy Portfolio's corporate debt exposure during the first half of 1999.

Q: What is your outlook for the remainder of 1999?

A: Despite the Fed's return to a neutral bias, we think more tightening may be possible. Given this view, we expect to maintain a moderately short duration position in the Multi-Strategy Portfolio's fixed income holdings.

 Going forward, we expect the equity market to continue to broaden. The largest stocks are still trading at a considerable premium to the rest of the market at a time when global economic recovery should disproportionately improve prospects for cyclical companies. As valuation creeps back into consideration, we believe that our research-driven, disciplined investment approach will deliver excellent results.

Large-Cap Value Portfolio
-------------------------

Q: How did the Portfolio perform over the first half of 1999?

A: The Portfolio remains comfortably ahead of the S&P 500 Index on a year-to-date basis and continues to perform well versus its large-capitalization value peer group, outpacing that group both in the month of June and in the second quarter. For the first six months of 1999 the Portfolio returned 15.56%** since inception versus the S&P 500 Index's 12.38%* return.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The Portfolio's outperformance of the S&P 500 Index during the six month period is primarily due to increased market breadth. A gradual increase in interest rates during the second quarter of 1999 caused investors to look beyond the narrow group of large-cap growth stocks that had driven the market's performance over several prior quarters. Cyclical stocks also rebounded nicely due to continued strong economic growth in the U.S., as well as signs of economic improvement overseas. The Portfolio was well positioned during the period for these moves.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

 The Portfolio lost some ground relative to its peer group in the first half of the six month period, mainly due to its overweighted position in Philip Morris Co., Inc. (Philip Morris) relative to the S&P 500 Index. Philip Morris declined 17% in February after a California jury awarded a plaintiff $50 million. We expect this award to be reduced significantly, and for Philip Morris' stock price to return to prior levels over time. Although these price dips normally offer an opportune time to buy, we sat tight given the Portfolio's current position size. Interestingly, RJR Nabisco Holdings (RJR), the Portfolio's top position, did not decline in value with Philip Morris. RJR had excellent valuation support from Nabisco, which it owned 80% of at the time.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The sectors that drove the Portfolio's performance were the consumer staples and energy sectors. We felt these sectors offered good value and defensive characteristics and thus we maintained an overweight stance versus the S&P 500 Index. We recently went to an overweight position in communication services as well, adding to our Regional Bell Operating Company positions. We remained underweighted versus the Index in the technology, capital goods and healthcare sectors due to the unattractive valuations the sectors had to offer.

 The Portfolio's underweighted position in healthcare has declined modestly. The Portfolio had been underweighted in healthcare all year, primarily due to the high valuation of pharmaceutical stocks. However, after the significant sell-off in those names, we recently added Eli Lilly & Co to the Portfolio.

Q: What is your outlook for the remainder of 1999?

A: In general, we would expect continued volatility going forward, though we don't necessarily expect a major correction. The Fed has engineered a nice balance of strong economic growth, low inflation and favorable interest rates. Those factors, coupled with strong expected quarterly earnings, should continue to support equity prices.

Mid-Cap Value Portfolio
-----------------------

Q: How did the Portfolio perform over the first half of 1999?

A: For the first six months of 1999, the total return for the Mid-Cap Value Portfolio since inception was 11.98%**, outperforming the Russell Midcap Index return of 10.34%*.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Merger activity helped the Portfolio during the period as one of our holdings received a takeover offer at a substantial premium to its market price. In the producer manufacturing sector, General Dynamics bid for Gulfstream Aerospace (2.1% position at 6/30/99). The increasing number of large companies making strategic acquisitions of small- and mid-capitalization stocks to take advantage of their depressed valuations gives us added confidence in the attractiveness of the asset class. The Portfolio was hurt by the performance of a few stocks in the finance sector, Franklin Resources Inc. (1.6% position) and Protective Corporation (1.2% position). In addition, Watson Pharmaceuticals (1.4% position) in the health sector detracted from the Portfolio's performance.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Within the Portfolio, holdings in the producer manufacturing sector performed well, benefiting from the renewed interest in cyclical shares as well as company-specific events. Ingersoll-Rand Co. (0.6% position) reported strong results as management's efforts to reposition the company through restructuring and strategic acquisitions are paying off. In the consumer discretionary sector the Portfolio's newspaper holdings, Tribune Co. (2.2% position) and New York Times Co. (2.3% position), performed well due to improving business fundamentals and a growing appreciation of their Internet initiatives. Tandy Corporation (0.7% position), operator of the Radio Shack chain, posted strong gains after announcing earnings above expectations driven by strong sales of wireless phones. Consumer cyclical holdings in the Portfolio such as Whirlpool Corporation (0.8% position) and Ethan Allen Interiors (2.0% position) benefited from better visibility of economic growth. Performance in the finance sector was disappointing.

Q: What is your outlook for the remainder of 1999?

A: The recent market broadening of the past six months that so benefited diversified portfolios was a welcome, if inevitable, result of the rotating market cycle as it spoke of generally increased investor confidence. However, its effects should be carefully considered. As value investing has evolved from looking at absolute valuations to examining relative value, the value playing field has become more competitive. This more competitive environment was preceded by the wave of merger & acquisition activity that swept the market in the last few years. The determination of large companies to make value decisions by opportunistically acquiring smaller companies at extremely low valuations was distinguished by a focus on the actual financial productivity of those companies. Mid-cap companies were then set on an irreversible course of streamlining their operations in order to continue to deliver capital efficiency. Similarly, broadly diversified portfolios will outperform too, granted they take into account the financial productivity of their value purchases. Once again, a thorough examination of companies will remain central to providing strong

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

earnings growth at reduced risk. We will continue to search the mid-cap investment universe for companies that are financially productive, yet inexpensively priced.

Equity Portfolio
----------------

Q: How did the Portfolio perform over the first half of 1999?

A: The Portfolio's total return for the six months ended June 30, 1999 was 13.56%**, outpacing both the S&P 500 Index return of 12.38%*, and the Russell 1000 Growth Index (Russell 1000 Index) return of 10.45%*.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The U.S. continued its historic economic expansion and stock market advance in the first six months of 1999. Overall, the market closed the six month period on a positive note in anticipation of strong second quarter earnings announcements and due to positive Fed positioning. The Fed raised its guideline interest rate the expected quarter point and indicated its neutral position towards future rate increases, which put to rest investor fears of inflation and sharp future interest rate increases.

 The markets witnessed a sustained period of extreme outperformance by a short list of giant growth and technology favorites during the first quarter of 1999. This was followed by a sudden diffusion of market leadership in the second quarter as global economic strength inspired investors to venture towards discounted segments of the market-value-oriented, smaller cap and economically sensitive industrial stocks. By the end of the period, however, the market reasserted its preference for large-cap growth stocks. The shifting back and forth between size and style categories meant that volatility in the market remained quite high during the reporting period.

 Our quantitative process seeks out stocks with good momentum that also appear to be good values (CORE strategy). Based on rigorous testing of the variables that have led to excess returns in the past, the strategy underlying the Portfolio prefers stocks with good momentum, lower-than-average risk, attractive valuations, and favorable analyst opinions. Over the long term, these factors have led to excess returns, although they typically do not produce positive returns simultaneously. During the six month period, our concentration on stocks with attractive valuations and good momentum contributed positively to returns. However, our concentration on stocks of low risk and stocks favored by research analysts produced mixed results; during the first quarter, both factors contributed positively to return, during the second quarter, both factors fared poorly.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: In the CORE strategy products we do not take size or sector bets, which enables us to participate in market-wide movement. We seek to add value versus the Index by individual stock selection.

 In the technology sector, stock selection was strong and contributed significantly to performance. Notable out-performers in this area were Cisco Systems, Inc. (3.3% of the Portfolio at 6/30/99), IBM Corp. (2.4%), Lucent Technologies Inc. (1.7%) and Lexmark International Group, Inc. (1.0%).

 In the pharmaceutical sector, several of the Portfolio's holdings declined from their highs as positive participation spread more broadly across the market. Notable underperformers were Merck & Co. Inc. (1.9% at 6/30/99), Pfizer Inc. (1.5%), Schering-Plough Corporation (1.1%) and American Home Products Corporation (0.6%). We continue to believe in the management quality and positive demographic trends behind these businesses.

Q: What is your outlook for the remainder of 1999?

A: Despite a slight slowing in the economy at the end of the reporting period, the FOMC tightened rates on June 30, 1999. In fact, Fed officials likely kept the directive in order to signal that this first move may not be the last. However, we anticipate that Fed officials are unlikely to tighten monetary policy aggressively anytime soon. The current primary motivation is one of fine-tuning. However, more aggressive actions in 2000 cannot be ruled out. By then, inflation may be drifting higher and the initial recovery in foreign economies may be more entrenched. At that point, pressures will increase on Fed officials to make monetary policy more restrictive. Our forecast calls for additional tightening this year, and further tightening in 2000. We intend to maintain our disciplined, long-term approach to equity investing.

Bond and Income Portfolio
-------------------------

Q: How did the Portfolio perform over the first half of 1999?

A: For the six months ended June 30, 1999, the Bond and Income Portfolio returned -5.75%**, outperforming the Lehman Brothers Long-Term
Government/Corporate Bond Index, which returned -5.95%*.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The first quarter of 1999 marked a pause in, if not the end to, last year's powerful Treasury rally. Interest rates rose an average of 45-50 basis points and the yield curve steepened as widely held expectations of further declines in short term rates were reversed in the wake of continued economic strength and reduced global volatility. As a result, most securities (and portfolios) with durations longer than two years posted negative results for the period.

---------------
  * All indices are unmanaged. Sources for indices: Ibbostson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

 The second quarter of 1999 also proved challenging for the fixed income markets. Treasury yields rose sharply and spread volatility reasserted itself as the effectiveness of the Fed policy and the capacity of existing risk premiums were called into question. Interest rate increases were concentrated in May following a somewhat incendiary CPI report (due largely to rising oil prices) and subsequent fears of near-term Fed intervention.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Our general investment strategy de-emphasizes Treasuries in favor of higher yielding, fixed income alternatives with enhanced total potential return. As such, over the course of the period, we maintained an underweighted position in Treasury and Agency securities relative to the benchmark Index and an overweighted position in corporate, asset-backed, mortgage-backed and emerging market debt securities.

 In the corporate sector, although we remain concerned about the technical outlook with respect to supply and Year 2000 issues, the sector's fundamental position remains strong. We continue to maintain a neutral outlook with respect to the corporate sector of the Index. We also continue to find value in the asset-backed securities (ABS) market. At current spreads, we believe most sectors of the ABS market are fairly valued. We maintained an overweighted position in ABS relative to the ABS sector of the benchmark Index during the period. In the mortgage-backed securities (MBS) sector, we maintain our positive outlook for the pass-through subsector. Our outlook for the collateralized mortgage obligation (CMO) subsector also remains optimistic. However, the pace at which spreads tighten depends on the direction of monetary policy and the impact of Year 2000 on investors' willingness to tolerate risk. An overweighted position in MBS relative to the MBS sector of the benchmark Index was maintained during the period.

 Given the recent rally in the emerging market debt (EMD) sector, we now maintain a neutral position regarding the direction of spreads. While global growth and liquidity conditions look favorable, concerns regarding Year 2000 and the persistent strength of the U.S. economy are likely to limit the sector's upside potential. Consequently, we maintained a limited exposure to EMD.

Q: What is your outlook for the remainder of 1999?

A: Despite the fixed income market's attractive valuations, our outlook remains somewhat guarded. Although we do not believe the economy is in any danger of overheating near-term, we do expect the Federal Reserve Board to raise the target Federal Funds rate over the next several months. We also expect that uncertainty surrounding new issuance trends and Year 2000 may contribute to existing investor skittishness and lead to pockets of spread volatility going forward. As a result, we will continue to approach the management of the Portfolio opportunistically--reallocating assets only when and if relative value analysis clearly dictates.

Equity Index and Small-Cap Index Portfolios
-------------------------------------------

Q: How did the Portfolios perform over the first half of 1999?

A: For the six months ending June 30, 1999, the total return for the Equity Index Portfolio was 12.08%** versus the 12.38%* return of the S&P 500 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

 Total return for the six months ended June 30, 1999 for the Small-Cap Index Portfolio since inception was 8.05%** versus the 9.28%* return for the Russell 2000 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index, which emphasizes stocks of small U.S. companies.

Q: What were some of the positive and negative factors which affected the Portfolios' performance during the first half of the year?

A: As the global economy starts to improve, the domestic stock market continues a volatile, but record breaking run.

 The S&P 500 Index advanced forward this year closing above the 1,300 mark late in the first quarter of 1999. Index returns earlier in the year were weaker due to underperformance in growth oriented stocks. April saw not only shifts into small- and mid-capitalization stocks, but growth stocks, which have led stock market returns for the past year, underperformed value stocks. Stronger performance in value stocks can be attributed, in part, to stronger performance in energy related stocks. Additionally, positive earnings surprises and a rotation into cyclicals led to stronger returns in sectors that have been out of favor, due to strength in the technology sector. However, technology stocks pushed large-cap growth stocks back on top for the month of June. Large-cap value stocks outperformed large-cap growth stocks year-to-date. There have been 19 Index additions/deletions through June 30, 1999. Comparatively, this number is less than a year ago because there has been less merger and acquisition activity this year.

 Small-capitalization stocks started 1999 underperforming large-cap stocks due to a much needed resurgence in energy and technology stocks. Coming off of a strong finish in the 4th quarter of 1998, technology stocks lagged in the first quarter. Investors took this opportunity to find "value" in value stocks. Although

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

second quarter marked the Dow Jones Industry Average closing at 11,000, the second quarter's small-cap stock returns marked the first time in seven quarters that small-cap stocks outperformed large-cap stocks. In April, renewed strength in out-of favor sectors like cyclicals and value oriented stocks lead the Russell 2000 Index to outperform the S&P 500 Index more than 2 to 1. Small-cap value stocks outperformed small-cap growth stocks for the quarter, but small-cap growth stocks outperformed small-cap value stocks year-to-date.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Top-performing sectors for the Equity Index Portfolio year-to-date included technology (up 24.77%), basic materials (up 22.21%) and energy (up 19.39%). Weaker performing sectors included utilities (up 1.17%), health care (down 0.42%) and consumer staples (down 2.16%).

 Top performing sectors for the Small-Cap Index Portfolio year-to-date included integrated oils (up 37.95%), utilities (up 20.92%) and technology (up 17.92%). Weaker performing sectors included financial services (up 4.72%), health care (down 0.81%) and consumer staples (down 9.75%).

 Please note, that as each Portfolio seeks to replicate an Index, we neither evaluate short-term fluctuations in the Portfolios' performance nor manage according to a given outlook for the equity markets of the economies in general. Still, we will continue monitoring economic conditions and how they affect the financial markets.

Q: What is your outlook for the remainder of 1999?

A: A fundamental reassessment of the global economic outlook has been the big story for the financial markets so far in 1999. The nightmare scenarios of Armageddon, deflation and financial meltdown that prevailed late last year, have been replaced by signs of improving growth particularly in Asia. This change in sentiment has had profound effects on global financial markets, particularly the emerging markets most battered by the crisis last fall. These economies have subsequently seen their currencies as well as their fixed-income and equity markets bounce back sharply. Initial signs of a recovery in the long-suffering Japanese economy have been important too, providing a boost to the Nikkei and support to the yen. In Europe, signs of vitality have been a little harder to come by, but things do seem to be pointing up now, giving some support to equities.

 As for the U.S., the improvement globally has not been uniformly good news for financial markets. Indeed, with U.S. growth showing no signs of slowing and labor markets still extremely tight, the pickup in the rest of the world raises the risks of inflation pressures. To guard against those risks, the Fed raised the funds rate 25 basis points to 5.00%. Looking ahead to the second half of 1999, we expect continued strong growth and some pickup in inflation to prompt a modest degree of additional Fed tightening and some further backup in Treasury yields. This backdrop might temper the equity market's enthusiasm a bit, but a serious correction is unlikely unless the economy really overheats, provoking aggressive Fed tightening and imperiling the expansion.

REIT Portfolio
--------------

Q: How did the Portfolio perform over the first half of 1999?

A: The Portfolio's total return for the first six months of 1999 was 8.55%** since inception versus 4.78%* for the North American Real Estate Investment Trust Equity Index (NAREIT Index) for the 6 month period ended June 30, 1999.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: At last, the REIT market experienced a sustained recovery. The vast majority of the gain was achieved from mid-April to mid-May when the sector gained 15%. Although there were a number of catalysts, this recovery coincided with a dramatic change in leadership in the equity markets. The second quarter of 1999 featured a shift in preferences of equity investors as they turned to the beaten-down cyclical and value stocks in place of the richly valued large-capitalization growth and Internet stocks. This was primarily the result of a change in economic consensus that the global economy has recovered and entered a phase of economic growth. The continued exit of the non-dedicated investor pushed the sector to valuation levels well below liquidation value during the period. It appeared that the REIT market benefited from the return of non-dedicated investors during the rally. Note that the sector modestly retrenched in the latter part of the second quarter primarily over fears of a Fed tightening. Unlike prior rallies, it is interesting to note that the REIT recovery was broad-based, lifting stocks in all sectors. Even after the more constructive second quarter, REITs are now trading at a slight discount to the underlying net asset value (NAV) of their assets, which means that it is at least as attractive to buy real estate on Wall Street, through the purchase of securities, than on Main Street, through the direct purchase of properties.

 A broad change in sentiment in the equity markets was a key catalyst for the REIT recovery. In addition to the compelling valuation for the sector, there were a number of other contributing factors. They include: management-led buyouts; filings released indicating Warren Buffett, Chairman and CEO of Berkshire-Hathaway, had purchased greater than a 5% position in two REITs for his personal account and increased his position in MGI Properties; a large pension plan buy program; and insider buying of company stock.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

 There has been a continued outflow from dedicated mutual funds through the first quarter of the year. These funds control almost $10 billion of assets (approximately 6% of the sector), down from a peak level in excess of $12 billion in early 1998. Net flows for the second quarter were virtually flat, which is a significant accomplishment after $2 billion in redemptions in the previous twelve months. In fact, were it not for the first week of the second quarter, in which over $150 million was redeemed, the sector would have experienced its first positive quarter since the first quarter of 1998.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Compared to the NAREIT Index, relative outperformance was driven primarily by stock selection. Significant outperformance was achieved from positions in two West Coast apartment stocks and from two retail companies, one focused on grocery anchored centers and the other on upscale malls. Similarly, additional outperformance versus the Index was achieved by large positions in two office stocks trading at significant discounts to their NAV.

Q: What is your outlook for the remainder of 1999?

A: We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we have been encouraged by the undeniable strength of the U.S. economy and have become more constructive with regard to the likelihood that real estate fundamentals will remain favorable. As a result, we have become comfortable with the less defensive posture developed last quarter. While the top-down weightings remain very similar, we have been more willing to take opportunistic positions in certain assets, including hotels. Generally, we utilized the rally to upgrade the quality of the Portfolio. This is evident in all sectors, most notably in the office portfolio where we added to central business district office, funded through the sale of suburban office.

 At the end of this quarter, the U.S. real estate market continued to be in a mature phase of its cycle as the markets are generally in equilibrium. We have continued to caution investors that there remain threats of over-supply but robust levels of demand are serving to mute any serious threat of over-supply. We believe that low-teen total returns over the next couple of years would add to the industry's credibility.

International Portfolio
-----------------------

Q: How did the Portfolio perform over the first half of 1999?

A: For the six month period ended June 30, 1999 the Portfolio had better performance as it returned 4.31%** versus the 4.11%* return of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index). Global economic healing and numerous interest rate cuts helped to boost most internationally developed markets. The first half of 1999 stood in stark contrast to 1998: once powerful Europe languished, while Japan and Asia both posted substantial gains after lackluster performance in the previous year.

 Regionally, Europe saw the most variance in performance and the weakest returns as the Morgan Stanley Capital International Europe Index (MSCI Europe Index) returned 8.1%* in local currency terms (-2.4%* in U.S. dollar terms). The less-than-dramatic European recovery coupled with unexpected euro weakness contributed to European market difficulties. Despite larger than expected interest rate easing by the European Central Bank (ECB) in April, European Monetary Union (EMU) markets were not able to attain the kinds of results seen in other developed markets, plagued by lower earnings expectations, continued high unemployment and the crisis in Kosovo. During the first half of 1999, specifically in the second quarter, European value-oriented stocks were able to regain some of the ground lost to growth stocks during 1998 as European cyclical and defensive industries outperformed their growth counterparts in anticipation of stronger second half growth.

 After a difficult 1998, the Japanese market gained surprising momentum, with MSCI Japan finishing the first half up 29.5%* in local currency terms (+20.7%* in U.S. dollar terms). The Japanese market was buoyed by optimism about the restructuring successes seen thus far. The market was pushed higher as investors gained more confidence in the restructuring efforts being implemented by authorities and business leaders. With over 143 restructuring announcements made in the first five months of the year, the restructuring story is really starting to take shape. Corporations are reducing capacity, unwinding cross-shareholding positions, consolidating business units and paying down debt. Although these efforts are just the beginning of what will be needed to revive the economy, they are clear signs to investors that government and corporate Japan is willing to take the bitter, but necessary, medicine.

 Outside of Japan, Asian markets saw spectacular returns as investors regained confidence in the markets in response to falling interest rates, stabilizing exchange rates and more plentiful liquidity. Lower interest rates have eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed income to equity investments. Additionally, Asian markets were helped by strong performance in Japan, a major trading partner, as well as a surge in commodity and oil prices toward the end of the second quarter. The MSCI Pacific ex-Japan Index appreciated 22.1%* in local currency terms (+26.0%* in U.S. dollar terms) during the first half of 1999.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Portfolio outperformance of the MSCI EAFE Index is attributable to both regional allocation and strong stock selection within Europe and Japan. Stock selection within Europe proved to be a strong contributor to overall results, as value stocks regained favor during the second quarter and outperformed their growth counter-parts. Beginning in the first quarter and progressing into the start of the second, we made some adjustments to the European portion of the Portfolio. We were able to take advantage of the second quarter rally enjoyed by small-capitalization names and sold off some of our less liquid holdings. Although we reduced the Portfolio's exposure to small-cap stocks, the Portfolio still maintained a overweighting versus the Index which contributed to performance as small- and mid-cap stocks enjoyed standout returns, outperforming large- and mega-cap stocks. Additionally, this strategy has served the Portfolio well as our remaining small-cap holdings (Capital Radio +20%, Morgan Crucible +25%, Kone +19%) outperformed their small-cap peers within the MSCI EAFE Index during the second quarter.

 Japanese stock selection significantly contributed to performance during the period, as we maintained our strategy of overweighting blue-chip, global franchise export oriented names. Particular strength was seen among the recreation & other consumer goods and machinery & engineering industries. These industries are comprised of blue-chip exporters which benefited from the yen's weakness as well as a pick-up in demand from Asia.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: An overweight versus the Index to European industrial cyclical stocks contributed significantly to overall returns. Specifically, the Portfolio was overweighted in outperforming industries such as industrial cyclicals, machinery & engineering, and consumer staples, while underweighting underperforming industries such as banking and pharmaceuticals. The overweight to chemicals was a strong positive as BOC Group PLC (+39%, UK industrial gases) was bid for jointly by France's Air Liquide and Air Products of the U.S. Germany's BASF AG (+24%), which had been at an unfair discount to its peers, rose on improved sentiment for economic sensitive shares, while Akzo Nobel (+15%) and mid-cap Burmah Castrol (+19%, UK lubricants) added to relative performance. The Portfolio's overweighting versus the MSCI EAFE Index and good stock selection in consumer defensive staples (beverages & tobacco and household products) was a key contributor to relative performance in the second quarter of 1999. In particular, Richemont (+16%) continued to perform well following progress on the combination of Rothmans International and BAT as well as improved trading conditions in Asia, important to Richemont's luxury brands, Cartier & Dunhill. Shares of Allied Domecq appreciated (+29%) following its decision to de-merge its Pubs business, a key catalyst we had identified as potentially value enhancing.

 The Portfolio's underweighting to pharmaceuticals was a strong positive as the industry was the worst European performer in the quarter. The pharmaceutical and insurance industries underperformed the MSCI Europe Index by 17% and 12%, respectively, in the first six months of 1999. Underweights to Insurance and Banking, other laggard interest-rate sensitive industries were also positive.

 Within Japan, companies which enjoyed particularly strong performance included Sony Corporation, Nintendo Corporation (+46%), Hitachi Credit (+52%), Fujitsu Ltd. (+51%), and Ricoh (+50%). These companies are global franchise names which derive much of their revenue from exporting abroad, and therefore benefited significantly form the yen's weakening trend thus far this year.

 Detracting from overall performance was the Portfolio's underweight to European telecommunications (relative outperformer), an overweight to European food & household products (relative underperformer), and an underweight to Japanese banks (relative outperformer).

Q: What is your outlook for the remainder of 1999?

A: At the end of the second quarter, markets were holding their breath in anticipation of the expected rate hike by the U.S. Fed. As of this writing, the Fed raised rates by 25 basis points and assumed a "neutral bias". Although this modest rate hike is supportive of growth abroad and has not derailed the global economic healing seen so far this year, an indication of inflationary pressures in the U.S. could compel the Fed to raise rates again during the second half of 1999 which may have a negative impact on international growth.

 We expect Japan to outperform other developed markets in the medium to long term as authorities and business leaders remain committed to reforms. The Fed's neutral bias coupled with the Bank of Japan's current policy of "0" short-term interest rates, will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. While we are increasingly bullish on the prospects for Japan, we intend to keep the Portfolio's highly selective stock and sector weightings. In particular, Sony Corporation, Fujitsu Ltd., Mitsumi Electronics and TDK Corporation have reached all time highs and NTT Data Corporation, the largest capitalized company in Japan, has broken out from a 10-year trading range, signaling the leadership for the next quarter, in our view.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

 The initial economic recovery in Europe is proceeding at a frustratingly slow pace, although the prospects for the second half of 1999 seem to be improving. As the euro continues its weakening trend, European exporters should benefit both from this weakness as well as from a pick-up in demand from strengthening Asian economies. European equity returns have lagged the U.S. and Asia in the first half of the year in both local currency and in dollars. Domestic demand remains strong due to the lagged effects of monetary easing and a more relaxed stance of fiscal policy. This, coupled with the recent stronger-than-expected factory orders in Italy and Germany, could signal further recovery in the euro economy. German recovery should be further aided by its government's fiscal initiatives such as German Finance Minister Hans Eichel's plans to reduce corporate tax rates to a flat 25%. Encouragingly, Europe's predominantly center-left governments appear to realize the need to tackle structural problems, as evidenced by the statement released following the Cologne summit of 15 European Union (EU) heads of state, "Achieving higher employment...depends...on well-functioning labor markets and on efficient, competitive markets for goods, services and capital...We consider structural reform of labor, product and capital markets to be essential." These current reform proposals will be key to improving long-term growth and investment prospects, and should make Europe a more attractive place to invest.

 Asian markets have been driven by low interest rates and high liquidity, as well as rising commodity prices. In the region as a whole, improving consumer and business confidence is evident, and if these markets continue to employ restructuring policies, maintain stabilizing current account deficits and improving balance sheets, their recoveries should continue. We will monitor Asia carefully in the coming months for signs of continued progress in restructuring the region's banking and corporate sectors. The concern remains, however, that governments and businesses may not be as willing to inflict the kinds of stringent policies necessary for reform in light of recent economic and market strength. Should the U.S. Fed continue to tighten monetary policy over the course of the year, this would most likely prove disastrous, especially for Hong Kong growth prospects, as the Hong Kong dollar and interest rates are pegged to those of the U.S. Since the recent market run-ups have caused valuations to become extended, any growth-hindering policies could have significant adverse effects on Asia. Such circumstances could lead us to reduce the Portfolio's exposure to the region.

Emerging Markets Portfolio
--------------------------

Q: How did the Portfolio perform over the first half of 1999?

A: The Portfolio's total return for the six month period ended June 30, 1999 was 29.92%** versus the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) total return of 39.87%*.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The first quarter's underperformance can be attributed to a number of things. Several of our favored European markets--notably Hungary and Poland-- had not recovered yet. Russia, where the Portfolio has no exposure, bounced very sharply. India, where the Portfolio was underweighted versus the Index, also did well. The perennial problem of difficult stock access continues to haunt foreigners in this market.

 In the second quarter of 1999, emerging markets soared as a wave of liquidity flooded thinly-traded exchanges. The combination of currency impact and market allocation was the reason behind the performance shortfall. The Portfolio overweightings in the European area at the expense of underweighting Asia turned out to be too early. On a positive note, stock selection was strong with good relative returns being generated in Taiwan and India.

 The Portfolio continues to be weighted above the MSCI EMF Index in Latin America with an emphasis on Mexico, Chile, Peru and Venezuela. Mexico benefited from a stable currency, falling interest rates and a solid growth picture, courtesy of the U.S. Chile recently implemented its ninth successive interest rate cut and will be aided by improvements in Asia's demand for its exports, as will Peru.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Blairlogie's investment style is top-down allocation followed by bottom-up stock selection. This means that country allocation is more important and relevant to the Portfolio's performance than individual stock selection.

 Cemex SA, the largest cement producer in Mexico and third largest in the world, moved up 135% due to strong export demand (mainly from the U.S.). Grupo Fin Banamex rose 120% due to a strong domestic economy. The Mexican economy has been boosted by closer ties with the booming U.S. market. Cifra, Mexico's biggest retailer & super store operator also increased by 75% due to strong domestic demands and a successful expansion program.

 During the first half of 1999, the Hungarian market was badly affected by the crisis in Kosovo, given its proximity to the Yugoslavian border and a deteriorating macro-economic backdrop. Danubius Hotel, the leisure and hotels group fell by 15%, as tourist traffic to Eastern Europe dried up. In Israel, the telecom equipment manufacturer ECI Telecommunications underperformed the Israeli market, falling by 9% as the market took profits in global technology stocks as global bond yields rose.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

Q: What is your outlook for the remainder of 1999?

A: The evidence of a sustainable recovery in Asia was perhaps best highlighted by the reported first quarter GDP number from Japan, which registered year over year growth of 8%. Although this is unusual to the extent of being swollen by the rescheduling of public spending initiatives, it nevertheless suggests that Asia's biggest market is getting back on its feet. Elsewhere, GDP forecasts have also been revised upwards and the most recent consensus estimate now puts Asia Pacific growth at 1.5% for next year. Within the region, North Asia is estimated to grow by over 5% while South Asia should improve by 3.3%. Strong U.S. demand can be thanked for helping exporters, while domestic demand within the Asian zone is beginning to pull its weight.

 Inflation is absent to the extent that deflation, such as that being witnessed in China, is a bigger risk. However the best of the monetary easing is now in the past. In fact, we now are forecasting modest rate rises during the next twelve months. The authorities can claim to be vindicated in that investor confidence has returned and risk premiums have plummeted.

 We remain cautious of the assumption that all of Asia's problems are solved. For example, Korea's top five Chaebol have been unwilling reformers. Their collective debt/equity ratio has fallen from 395% at the peak of the crisis to around 300% today. The trend is impressive but the absolute number is still scary. Aside from that caution, we have been seeing encouraging improvements in the fundamentals.

 The Colombian economy is undergoing a severe recession despite cutting its short rates in an attempt to boost demand. Peace talks with guerilla forces seem endless and are unpopular. However, we believe that the worst may have passed and that share prices have been heavily discounted. A major concern however is liquidity.

 Events in Kosovo dominated sentiment, as did the further weakness in the Euro relative to the dollar. The eventual peace accord should help and there are signs, mainly from Germany, that demand is improving. The most likely beneficiaries are Hungary, Poland and Turkey. All three countries have had subdued stock markets this year but should pick up in the second half of the year as confidence returns.

                      ----------------------------------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson Associates, Chicago, Illinois.

 ** The return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The returns do not include deductions at the separate account or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract. Past performance is not predictive of future performance.

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (Unaudited)
(In thousands, except per share amounts)

                                       High                   Govern-
                          Money       Yield       Managed      ment                 Aggressive     Growth      Equity     Multi-
                          Market       Bond         Bond    Securities    Growth       Equity        LT        Income    Strategy
                         Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                         -----------------------------------------------------------------------------------------------------------
ASSETS
Investments at value....  $654,649    $408,899  $1,107,120    $456,413    $295,931    $303,501  $2,075,751  $1,594,695    $722,154
Cash....................         2                   2,675         756                      21       6,495                       6
Receivables:
 Dividends and interest.     1,477       8,882      10,095       1,513         165         133         331       2,250       2,543
 Fund shares sold.......       128       4,160       2,513         971         225         795       4,148       1,859         621
 Securities sold........                 3,808      53,454      15,701       3,283       1,953      34,363       8,315      10,161
 Other receivables......                     2          13         153                                                          37
Forward foreign currency
contracts appreciation..                                53                                           9,318
Variation margin........                             3,056       1,224                                             519
Organization costs......                                                                     9
                         -----------------------------------------------------------------------------------------------------------
Total Assets............   656,256     425,751   1,178,979     476,731     299,604     306,412   2,130,406   1,607,638     735,522
                         -----------------------------------------------------------------------------------------------------------


LIABILITIES
Payables:
 Fund shares redeemed...    27,818         257                      13         141                     457         320         135
 Securities purchased...                 2,500     210,587     131,330       1,284       1,041      83,904       2,262      60,970
 Accrued advisory fees..       198         206         464         160         150         186       1,150         821         349
 Accrued custodian
 fees and recordkeeping
 fees...................        47          33          86          28          22          28         155         110          61
 Accrued other..........        31          20          55          15          13          17          90          76          43
Outstanding options
written, at value.......                               547         153
Forward foreign currency
contracts depreciation..                                             1
Variation margin........                                                                                                       273
                         -----------------------------------------------------------------------------------------------------------
Total Liabilities.......    28,094       3,016     211,739     131,700       1,610       1,272      85,756       3,589      61,831
                         -----------------------------------------------------------------------------------------------------------
NET ASSETS..............  $628,162    $422,735    $967,240    $345,031    $297,994    $305,140  $2,044,650  $1,604,049    $673,691
                         -----------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital.........  $628,123    $452,163  $1,003,385    $355,069    $238,057    $273,164  $1,244,224  $1,260,265    $586,760
Accumulated
undistributed net in-
vestment income (loss)..        39          84         143          57     (32,024)       (361)     (5,232)        821         133
Accumulated
undistributed net
realized gain (loss)....               (16,967)    (27,527)     (8,105)     50,428       7,923     264,906     115,782      40,020
Net unrealized
appreciation (depreci-
ation) on investments
and assets and liabili-
ties in foreign
currencies..............               (12,545)     (8,761)     (1,990)     41,533      24,414     540,752     227,181      46,778
                          ----------------------------------------------------------------------------------------------------------
NET ASSETS..............  $628,162    $422,735    $967,240    $345,031    $297,994    $305,140  $2,044,650  $1,604,049    $673,691
                          ----------------------------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........    62,395      46,765      91,544      33,473      12,794      23,529      63,586      57,147      39,017
                          ----------------------------------------------------------------------------------------------------------
NET ASSETS PER SHARE....   $10.067      $9.040     $10.566     $10.308     $23.292     $12.968     $32.156     $28.069     $17.267
                          ----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 1999 (Unaudited)
(In thousands, except per share amounts)

                          Large-Cap  Mid-Cap            Bond and     Equity   Small-Cap             Inter-    Emerging
                            Value     Value    Equity    Income      Index      Index     REIT     national    Markets
                          Portfolio Portfolio Portfolio Portfolio  Portfolio  Portfolio Portfolio Portfolio   Portfolio
                          ---------------------------------------------------------------------------------------------
ASSETS
Investments at value....  $105,187   $63,940  $737,981  $192,038   $1,982,149  $60,560   $35,362  $1,307,314  $158,939
Cash....................         1                                                   1         1         875     3,853
Receivables:
 Dividends and
 interest...............       120        23       501     1,985        1,692       51       238       6,783       412
 Fund shares sold.......       838       379     1,178       407        5,530      433       275      20,593     1,053
 Securities sold........     1,077              61,140       205       24,794   13,663                 3,209     3,361
 Other receivables......                                                                                 195
Forward foreign currency
contracts appreciation..                                                                                 321         3
Variation margin........                           804       148          716      109                11,294
Organization costs......                                                                                             9
                          ---------------------------------------------------------------------------------------------
Total Assets............   107,223    64,342   801,604   194,783    2,014,881   74,817    35,876   1,350,584   167,630
                          ---------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...                  97       675        72                              27                     1
 Securities purchased...     3,831     3,355    99,808     1,997       33,455   16,511       825      42,735     4,395
 Accrued advisory fees..        60        37       346        94          242       21        29         850       137
 Accrued custodian fees
  and recordkeeping
  fees..................        24        12        57        16          132       18         6         404       111
Accrued other...........         9        10        39        10           95        2         7          58        16
                          ---------------------------------------------------------------------------------------------
Total Liabilities.......     3,924     3,511   100,925     2,189       33,924   16,552       894      44,047     4,660
                          ---------------------------------------------------------------------------------------------
NET ASSETS .............  $103,299   $60,831  $700,679  $192,594   $1,980,957  $58,265   $34,982  $1,306,537  $162,970
                          ---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........   $97,668   $58,333  $513,510  $204,911   $1,333,405  $55,048   $34,411  $1,244,617  $167,492
Accumulated
undistributed net
investment income.......       148        22       174        33          112      112       272       2,606       596
Accumulated
undistributed net
realized gain (loss)....       362       309    20,647   (5,792)       15,399      482        20     (26,258)  (15,147)
Net unrealized
 appreciation
 (depreciation) on
 investments and
 assets and liabilities
 in foreign currencies..     5,121     2,167   166,348    (6,558)     632,041    2,623       279      85,572    10,029
                          ---------------------------------------------------------------------------------------------
NET ASSETS .............  $103,299   $60,831  $700,679  $192,594   $1,980,957  $58,265   $34,982  $1,306,537  $162,970
                          ---------------------------------------------------------------------------------------------
Shares of beneficial
 interest outstanding of
 $.001 par value........     8,942     5,431    22,779    16,520       55,174    5,380     3,243      83,228    18,351
                          ---------------------------------------------------------------------------------------------
NET ASSETS PER SHARE....   $11.553   $11.201   $30.760   $11.658      $35.904  $10.830   $10.787     $15.698    $8.881
                          ---------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999 (Unaudited)
(In thousands)

                                      High                Govern-
                            Money     Yield    Managed      ment              Aggressive  Growth     Equity     Multi-
                           Market     Bond      Bond     Securities  Growth     Equity      LT       Income    Strategy
                          Portfolio Portfolio Portfolio  Portfolio  Portfolio Portfolio  Portfolio  Portfolio  Portfolio
                          ----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..                 $26                            $873      $729     $2,441     $9,571     $2,531
Interest................   $14,525    18,097   $25,855     $6,638        183       136      1,587        655      7,093
Other...................                 110       581        132          7                    7
                          ----------------------------------------------------------------------------------------------
Total Investment Income.    14,525    18,233    26,436      6,770      1,063       865      4,035     10,226      9,624
                          ----------------------------------------------------------------------------------------------
EXPENSES
Advisory fees...........     1,056     1,239     2,590        716        865     1,011      6,106      4,495      2,007
Custodian fees and
expenses..,.............        29        19        63         17         18        24        113         61         50
Recordkeeping fees......        62        52       118         33         26        33        169        152         80
Trustees' fees and
expenses................         5         4         9          2          2         3         14         13          6
Legal fees..............         8         6        14          3          3         4         23         21         10
Printing expenses.......        14         9        23          5          5         7         36         33         16
Other expenses..........        32        19        54         12         14        19         83         75         36
                          ----------------------------------------------------------------------------------------------
Total Expenses..........     1,206     1,348     2,871        788        933     1,101      6,544      4,850      2,205
Expense Reductions......        (5)       (6)      (22)        (2)        (1)       (2)        (4)        (9)       (13)
                          ----------------------------------------------------------------------------------------------
Net Expenses............     1,201     1,342     2,849        786        932     1,099      6,540      4,841      2,192
                          ----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)..................    13,324    16,891    23,587      5,984        131      (234)    (2,505)     5,385      7,432
                          ----------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss)
from security
transactions............              (6,452)  (17,719)    (3,269)    18,293    16,062    266,462    117,269     41,252
Net realized gain (loss)
from futures contracts..                       (12,901)    (5,447)                                     2,348       (410)
Net realized foreign
exchange gain...........                            46         11                             171                    94
                          ----------------------------------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign Currency
Transactions............              (6,452)  (30,574)    (8,705)    18,293    16,062    266,633    119,617     40,936
                          ----------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............              (7,275)  (15,477)    (4,732)    21,251    17,482    179,337     61,819     (2,405)
Net unrealized
appreciation on futures
contracts...............                         2,479      1,287                                        778        122
Net unrealized foreign
exchange gain (loss)....                             7        (13)                          9,142                   (93)
                          ----------------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............              (7,275)  (12,991)    (3,458)    21,251    17,482    188,479     62,597     (2,376)
                          ----------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............             (13,727)  (43,565)   (12,163)    39,544    33,544    455,112    182,214     38,560
                          ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS..............   $13,324    $3,164  ($19,978)   ($6,179)   $39,675   $33,310   $452,607   $187,599    $45,992
                          ----------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 1999 (Unaudited)
(In thousands)

                    Large-Cap      Mid-Cap              Bond and    Equity      Small-Cap                  Inter-   Emerging
                      Value         Value      Equity    Income      Index        Index         REIT      national   Markets
                  Portfolio (1) Portfolio (1) Portfolio Portfolio  Portfolio  Portfolio (1) Portfolio (1) Portfolio Portfolio
                  -----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net
 of foreign taxes
 withheld........       $256           $92       $2,166              $11,145        $144         $513       $14,202    $1,428
Interest.........         96            48          381    $6,420        608          56           29         3,108       220
Other............                                    46                                                                     1
                  -----------------------------------------------------------------------------------------------------------
Total Investment
 Income..........        352           140        2,593     6,420     11,753         200          542        17,310     1,649
                  -----------------------------------------------------------------------------------------------------------
EXPENSES
Advisory fees....        128            91        1,907       587      1,336          52           75         4,593       703
Custodian fees
 and expenses....         39            14           25        16         72         110            9           629       165
Recordkeeping
 fees............          3             2           80        33        192           2            1           129        31
Trustees' fees
 and expenses....                                     7         2         16           1                         10         2
Legal fees.......          1             1           10         3         26           1            1            16         3
Printing
 expenses........          1             1           17         5         41           2            1            25         4
Other expenses...         26            22           38        14         94          27           22            56         9
                  -----------------------------------------------------------------------------------------------------------
Total Expenses...        198           131        2,084       660      1,777         195          109         5,458       917
Expense
 Reductions......        (32)          (13)          (1)       (5)       (20)       (117)         (17)                     (3)
                  -----------------------------------------------------------------------------------------------------------
Net Expenses.....        166           118        2,083       655      1,757          78           92         5,458       914
                  -----------------------------------------------------------------------------------------------------------
NET INVESTMENT
 INCOME..........        186            22          510     5,765      9,996         122          450        11,852       735
                  -----------------------------------------------------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS
Net realized
 gain (loss) from
 security
 transactions....        362           309       18,051    (4,209)    13,380         476           20       (20,481)    1,404
Net realized
 gain (loss)
 from futures
 contracts.......                                 2,634    (1,922)     2,517           6                      8,612
Net realized
 foreign exchange
 gain (loss).....                                               1                                           (11,368)     (359)
                  -----------------------------------------------------------------------------------------------------------
Net Realized
 Gain (Loss) on
 Investments and
 Foreign Currency
 Transactions....        362           309       20,685    (6,130)    15,897         482           20       (23,237)    1,045
                  -----------------------------------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation)
 on investments..      5,121         2,167       52,763   (10,754)   170,998       2,516          279        66,927    33,516
Net unrealized
 appreciation
 (depreciation)
 on futures
 contracts.......                                   115      (460)       707         107                      2,638
Net unrealized
 foreign exchange
 loss............                                                                                              (100)       (2)
                  -----------------------------------------------------------------------------------------------------------
Net Unrealized
 Gain (Loss) on
 Investments and
 Foreign Currency
 Transactions....      5,121         2,167       52,878   (11,214)   171,705       2,623          279        69,465    33,514
                  -----------------------------------------------------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS....      5,483         2,476       73,563   (17,344)   187,602       3,105          299        46,228    34,559
                  -----------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING
 FROM OPERATIONS.     $5,669        $2,498      $74,073  ($11,579)  $197,598      $3,227         $749       $58,080   $35,294
                  -----------------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 1999 (Unaudited)
(In thousands)

                                                                    High                 Govern-
                                                        Money       Yield     Managed      ment               Aggressive
                                                        Market      Bond       Bond     Securities  Growth      Equity
                                                      Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                                                      ------------------------------------------------------------------
OPERATIONS
Net investment income (loss)........................     $13,324   $16,891    $23,587      $5,984      $131       ($234)
Net realized gain (loss) on investments and foreign
currency transactions...............................                (6,452)   (30,574)     (8,705)   18,293      16,062
Net unrealized gain (loss) on investments and
foreign currency transactions.......................                (7,275)   (12,991)     (3,458)   21,251      17,482
                                                      ------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
Operations..........................................      13,324     3,164    (19,978)     (6,179)   39,675      33,310
                                                      ------------------------------------------------------------------
Net Equalization Credits............................       1,914       881      6,871       2,329        56
                                                      ------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...............................     (13,259)  (16,788)   (23,972)     (6,159)
Capital gains.......................................                          (22,065)     (4,137)  (32,134)    (27,050)
                                                      ------------------------------------------------------------------
Net Decrease in Net Assets Resulting from
Distributions to Shareholders.......................     (13,259)  (16,788)   (46,037)    (10,296)  (32,134)    (27,050)
                                                      ------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of shares........................   2,241,477   108,248    278,346     172,991    57,333     175,992
Dividend reinvestments..............................      13,143    16,508     45,890      10,172    32,063      27,050
Cost of shares repurchased..........................  (2,107,558)  (78,663)   (63,841)    (14,414)  (66,957)   (122,874)
                                                      ------------------------------------------------------------------
Net Increase in Net Assets Derived from Capital
Share Transactions..................................     147,062    46,093    260,395     168,749    22,439      80,168
                                                      ------------------------------------------------------------------
NET INCREASE IN NET ASSETS..........................     149,041    33,350    201,251     154,603    30,036      86,428
                                                      ------------------------------------------------------------------
NET ASSETS
Beginning of Period.................................     479,121   389,385    765,989     190,428   267,958     218,712
                                                      ------------------------------------------------------------------
End of Period.......................................    $628,162  $422,735   $967,240    $345,031  $297,994    $305,140
                                                      ------------------------------------------------------------------
                                                        Growth      Equity     Multi-
                                                          LT        Income    Strategy
                                                      Portfolio   Portfolio   Portfolio
                                                      ---------------------------------
OPERATIONS
Net investment income (loss)........................     ($2,505)     $5,385    $7,432
Net realized gain (loss) on investments and foreign
currency transactions...............................     266,633     119,617    40,936
Net unrealized gain (loss) on investments and
foreign currency transactions.......................     188,479      62,597    (2,376)
                                                      ---------------------------------
Net Increase (Decrease) in Net Assets Resulting from
Operations..........................................     452,607     187,599    45,992
                                                      ---------------------------------
Net Equalization Credits............................                     688       660
                                                      ---------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...............................                  (4,547)   (7,390)
Capital gains.......................................    (147,190)   (119,858)  (38,774)
                                                      ---------------------------------
Net Decrease in Net Assets Resulting from
Distributions to Shareholders.......................    (147,190)   (124,405)  (46,164)
                                                      ---------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of shares........................     421,996     276,918   111,386
Dividend reinvestments..............................     147,190     124,114    45,883
Cost of shares repurchased..........................    (109,712)   (123,008)  (60,490)
                                                      ---------------------------------
Net Increase in Net Assets Derived from Capital
Share Transactions..................................     459,474     278,024    96,779
                                                      ---------------------------------
NET INCREASE IN NET ASSETS..........................     764,891     341,906    97,267
                                                      ---------------------------------
NET ASSETS
Beginning of Period.................................   1,279,759   1,262,143   576,424
                                                      ---------------------------------
End of Period.......................................  $2,044,650  $1,604,049  $673,691
                                                      ---------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 1999 (Unaudited)
(In thousands)

                    Large-Cap      Mid-Cap               Bond and     Equity      Small-Cap                   Inter-    Emerging
                      Value         Value      Equity     Income      Index         Index         REIT       national    Markets
                  Portfolio (1) Portfolio (1) Portfolio  Portfolio  Portfolio   Portfolio (1) Portfolio (1) Portfolio   Portfolio
                  ---------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment
income..........        $186           $22        $510     $5,765       $9,996        $122          $450       $11,852      $735
Net realized
gain (loss) on
investments and
foreign currency
transactions....         362           309      20,685     (6,130)      15,897         482            20       (23,237)    1,045
Net unrealized
gain (loss) on
investments and
foreign currency
transactions....       5,121         2,167      52,878    (11,214)     171,705       2,623           279        69,465    33,514
                  ---------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations......       5,669         2,498      74,073    (11,579)     197,598       3,227           749        58,080    35,294
                  ---------------------------------------------------------------------------------------------------------------
Net Equalization
Credits.........         318           133          94        169          840         191           390         6,125       249
                  ---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment
income..........         (38)                     (240)    (5,747)      (9,868)        (10)         (178)       (8,658)     (280)
Capital gains...                               (46,839)    (8,209)      (8,241)                                (44,740)
                  ---------------------------------------------------------------------------------------------------------------
Net Decrease in
Net Assets
Resulting from
Distributions to
Shareholders....         (38)                  (47,079)   (13,956)     (18,109)        (10)         (178)      (53,398)     (280)
                  ---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Proceeds from
sale of shares..      99,218        62,944     172,879     56,762      369,134      59,399        35,480     1,668,485    45,134
Dividend
reinvestments...          38                    47,048     13,909       18,067          10           175        52,357       276
Cost of shares
repurchased.....      (1,906)       (4,744)    (48,965)   (37,249)     (83,030)     (4,552)       (1,634)   (1,421,327)  (24,273)
                  ---------------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions....      97,350        58,200     170,962     33,422      304,171      54,857        34,021       299,515    21,137
                  ---------------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS......     103,299        60,831     198,050      8,056      484,500      58,265        34,982       310,322    56,400
                  ---------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of
Period..........                               502,629    184,538    1,496,457                                 996,215   106,570
                  ---------------------------------------------------------------------------------------------------------------
End of Period...    $103,299       $60,831    $700,679   $192,594   $1,980,957     $58,265       $34,982    $1,306,537  $162,970
                  ---------------------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                        High                 Govern-
                            Money       Yield     Managed      ment               Aggressive   Growth
                            Market      Bond       Bond     Securities  Growth      Equity       LT
                          Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                          ------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (loss).................     $24,906   $29,002    $33,206      $7,889      $289         $14       ($728)
Net realized gain (loss)
 on investments and
 foreign currency
 transactions...........               (10,509)    25,244       4,883    32,221      22,009     144,308
Net unrealized gain
 (loss) on investments
 and foreign currency
 transactions...........                (9,458)    (5,131)        209   (24,053)       (728)    294,266
                          ------------------------------------------------------------------------------
Net Increase in Net
 Assets Resulting from
 Operations.............      24,906     9,035     53,319      12,981     8,457      21,295     437,846
                          ------------------------------------------------------------------------------
Net Equalization
 Credits................         194     1,756      7,090         665        74           1         154
                          ------------------------------------------------------------------------------

DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income...     (24,906)  (29,002)   (32,494)     (7,743)     (290)                 (1,663)
Capital gains...........                (3,161)    (7,425)     (2,574)  (27,273)        (61)    (37,027)
                          ------------------------------------------------------------------------------
Net Decrease in Net
 Assets Resulting from
 Distributions to
 Shareholders...........     (24,906)  (32,163)   (39,919)    (10,317)  (27,563)        (61)    (38,690)
                          ------------------------------------------------------------------------------

CAPITAL SHARE
 TRANSACTIONS
Proceeds from sale of
 shares.................   1,609,674   149,046    278,432     100,543    91,962     120,515     290,586
Dividend reinvestments..      24,709    31,658     38,009      10,211    27,346          61      38,673
Cost of shares
 repurchased............  (1,606,961)  (81,072)   (39,517)    (53,555)  (78,873)    (45,851)   (125,957)
                          ------------------------------------------------------------------------------
Net Increase in Net
 Assets Derived from
 Capital Share
 Transactions...........      27,422    99,632    276,924      57,199    40,435      74,725     203,302
                          ------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS.................      27,616    78,260    297,414      60,528    21,403      95,960     602,612
                          ------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......     451,505   311,125    468,575     129,900   246,555     122,752     677,147
                          ------------------------------------------------------------------------------
End of Year.............    $479,121  $389,385   $765,989    $190,428  $267,958    $218,712  $1,279,759
                          ------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                            Equity     Multi-               Bond and     Equity     Inter-    Emerging
                            Income    Strategy    Equity     Income      Index     national    Markets
                          Portfolio   Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
                          -----------------------------------------------------------------------------
OPERATIONS
Net investment income...      $8,547   $12,926     $1,380     $8,286      $15,441    $12,551    $1,471
Net realized gain (loss)
on investments and
foreign currency
transactions............     116,567    38,315     46,920      8,906        8,049     40,061    (6,218)
Net unrealized gain
(loss) on investments
and foreign currency
transactions............      97,502    26,971     56,425     (4,829)     267,032     (4,997)  (26,821)
                          -----------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........     222,616    78,212    104,725     12,363      290,522     47,615   (31,568)
                          -----------------------------------------------------------------------------
Net Equalization
Credits.................         906     1,198        129        339        1,064      4,266       505
                          -----------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...      (8,547)  (12,931)    (1,381)    (8,586)     (15,445)    (9,237)   (1,248)
Capital gains...........    (109,897)  (30,371)   (22,468)      (235)      (8,460)   (64,358)
                          -----------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............    (118,444)  (43,302)   (23,849)    (8,821)     (23,905)   (73,595)   (1,248)
                          -----------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................     329,063   174,831    146,441     84,983      473,473  1,173,060    51,722
Dividend reinvestments..     118,158    43,041     23,823      8,797       23,844     72,693     1,234
Cost of shares
repurchased.............     (96,268)  (44,684)   (66,783)   (25,630)    (142,677)  (991,860)  (13,500)
                          -----------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............     350,953   173,188    103,481     68,150      354,640    253,893    39,456
                          -----------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     456,031   209,296    184,486     72,031      622,321    232,179     7,145
                          -----------------------------------------------------------------------------
NET ASSETS
Beginning of Year.......     806,112   367,128    318,143    112,507      874,136    764,036    99,425
                          -----------------------------------------------------------------------------
End of Year.............  $1,262,143  $576,424   $502,629   $184,538   $1,496,457   $996,215  $106,570
                          -----------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                        Distributions
                                        --------------------------------------  ----------------------------------------  ---------
                             Net Asset               Net Realized               Dividends                                 Net Asset
                               Value,      Net      and Unrealized  Total From  (from Net   Distributions                   Value,
For the Year Ended           Beginning  Investment    Gain (Loss)   Investment  Investment  (from Capital      Total       End of
   December 31,               of Year     Income     on Securities  Operations   Income)       Gains)      Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $10.05      0.22          0.01           0.23      (0.21)          -            (0.21)      $10.07
1998                            10.06      0.52           -             0.52      (0.53)          -            (0.53)       10.05
1997                            10.04      0.51          0.01           0.52      (0.50)          -            (0.50)       10.06
1996                            10.02      0.47          0.02           0.49      (0.47)          -            (0.47)       10.04
1995                            10.03      0.54           -             0.54      (0.55)          -            (0.55)       10.02
1994                             9.99      0.33          0.04           0.37      (0.33)          -            (0.33)       10.03
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)      $9.34      0.37         (0.30)          0.07      (0.37)          -            (0.37)       $9.04
1998                             9.98      0.78         (0.55)          0.23      (0.78)        (0.09)         (0.87)        9.34
1997                             9.94      0.78          0.12           0.90      (0.77)        (0.09)         (0.86)        9.98
1996                             9.79      0.79          0.25           1.04      (0.79)        (0.10)         (0.89)        9.94
1995                             8.91      0.76          0.88           1.64      (0.76)          -            (0.76)        9.79
1994                             9.67      0.73         (0.70)          0.03      (0.73)        (0.06)         (0.79)        8.91
-----------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $11.38      0.30         (0.55)         (0.25)     (0.30)        (0.26)         (0.56)      $10.57
1998                            11.14      0.57          0.40           0.97      (0.58)        (0.15)         (0.73)       11.38
1997                            10.75      0.59          0.44           1.03      (0.60)        (0.04)         (0.64)       11.14
1996                            11.10      0.59         (0.15)          0.44      (0.57)        (0.22)         (0.79)       10.75
1995                             9.90      0.65          1.19           1.84      (0.64)          -            (0.64)       11.10
1994                            10.89      0.50         (0.98)         (0.48)     (0.50)        (0.01)         (0.51)        9.90
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $10.98      0.26         (0.53)         (0.27)     (0.26)        (0.14)         (0.40)      $10.31
1998                            10.78      0.54          0.42           0.96      (0.55)        (0.21)         (0.76)       10.98
1997                            10.38      0.53          0.42           0.95      (0.55)          -            (0.55)       10.78
1996                            10.84      0.56         (0.27)          0.29      (0.53)        (0.22)         (0.75)       10.38
1995                             9.64      0.58          1.19           1.77      (0.57)          -            (0.57)       10.84
1994                            10.64      0.44         (0.99)         (0.55)     (0.44)        (0.01)         (0.45)        9.64
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                             ----------------------------------------------------------------------------------------------------
                                         Net        Ratio        Ratio         Ratio of Net          Ratio of Net
                                        Assets,    of Gross      of Net     Investment Income to  Investment Income to
                                        End of    Expenses to  Expenses to   Average Net Assets    Average Net Assets   Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net     before Expense        after Expense      Turnover
   December 31,              Return   thousands)   Assets (4)   Assets (4)     Reductions (4)        Reductions (4)       Rate
---------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
For the Period Ended
 June 30, 1999 (Unaudited)    2.30%     $628,162      0.41%        0.41%            4.63%                 4.63%            N/A
1998                          5.29%      479,121      0.43%        0.42%            5.16%                 5.17%            N/A
1997                          5.28%      451,505      0.44%        0.44%            5.17%                 5.17%            N/A
1996                          5.07%      322,193      0.50%        0.50%            4.93%                 4.93%            N/A
1995                          5.54%       95,949      0.53%        0.53%            5.41%                 5.41%            N/A
1994                          3.76%       94,150      0.64%        0.64%            3.94%                 3.94%            N/A
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)    0.79%     $422,735      0.65%        0.65%            8.34%                 8.35%           27.32%
1998                          2.46%      389,385      0.66%        0.65%            8.17%                 8.18%           75.27%
1997                          9.44%      311,125      0.66%        0.65%            7.89%                 7.89%          103.19%
1996                         11.31%      184,744      0.71%        0.71%            8.28%                 8.28%          120.06%
1995                         18.87%       84,425      0.77%        0.77%            8.51%                 8.51%          127.31%
1994                          0.42%       25,338      0.97%        0.88%            8.04%                 8.13%          141.86%
---------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
For the Period Ended
 June 30, 1999 (Unaudited)   (2.41%)    $967,240      0.67%        0.66%            5.53%                 5.53%          170.17%
1998                          9.20%      765,989      0.66%        0.66%            5.40%                 5.40%          230.99%
1997                          9.92%      468,575      0.66%        0.66%            5.72%                 5.72%          230.87%
1996                          4.25%      260,270      0.71%        0.71%            5.71%                 5.71%          386.16%
1995                         19.04%      126,992      0.76%        0.76%            6.04%                 6.04%          191.39%
1994                         (4.36%)      53,219      0.84%        0.84%            5.04%                 5.04%          127.95%
---------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
For the Period Ended
 June 30, 1999 (Unaudited)   (2.48%)    $345,031      0.66%        0.66%            5.06%                 5.06%          109.31%
1998                          9.24%      190,428      0.66%        0.66%            5.16%                 5.16%          266.83%
1997                          9.48%      129,900      0.67%        0.66%            5.38%                 5.39%          203.01%
1996                          2.94%       97,542      0.72%        0.72%            5.33%                 5.33%          307.13%
1995                         18.81%       59,767      0.82%        0.82%            5.58%                 5.58%          298.81%
1994                         (5.10%)      21,489      0.95%        0.88%            4.22%                 4.29%          232.99%
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on B-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                        Distributions
                                        --------------------------------------  ----------------------------------------  ---------
                             Net Asset     Net       Net Realized               Dividends                                 Net Asset
                               Value,   Investment  and Unrealized  Total From  (from Net   Distributions                   Value,
For the Year Ended           Beginning    Income      Gain (Loss)   Investment  Investment  (from Capital      Total       End of
   December 31,               of Year     (Loss)     on Securities  Operations   Income)       Gains)      Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------
For the Period Ended
 June 30, 1999 (Unaudited)     $22.92      0.01           3.24          3.25         -          (2.88)          (2.88)      $23.29
1998                            24.61      0.02           0.90          0.92       (0.02)       (2.59)          (2.61)       22.92
1997                            21.45      0.05           5.65          5.70       (0.05)       (2.49)          (2.54)       24.61
1996                            18.57      0.08           4.11          4.19       (0.09)       (1.22)          (1.31)       21.45
1995                            14.90      0.15           3.67          3.82       (0.15)         -             (0.15)       18.57
1994                            18.20      0.10          (2.01)        (1.91)      (0.10)       (1.29)          (1.39)       14.90
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $12.66       -             1.68          1.68         -          (1.37)          (1.37)      $12.97
1998                            11.18      0.01           1.47          1.48         -            -               -          12.66
1997                            10.78     (0.01)          0.41          0.40         -            -               -          11.18
1996 (1)                        10.00      0.01           0.78          0.79       (0.01)         -             (0.01)       10.78
-----------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $26.20      0.12           8.47          8.59         -          (2.63)          (2.63)      $32.16
1998                            17.31     (0.04)          9.86          9.82       (0.05)       (0.88)          (0.93)       26.20
1997                            16.50      0.16           1.51          1.67       (0.09)       (0.77)          (0.86)       17.31
1996                            14.12      0.14           2.37          2.51       (0.13)         -             (0.13)       16.50
1995                            11.11      0.10           3.96          4.06       (0.10)       (0.95)          (1.05)       14.12
1994 (2)                        10.00      0.10           1.21          1.31       (0.12)       (0.08)          (0.20)       11.11
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $26.89      0.10           3.51          3.61       (0.09)       (2.34)          (2.43)      $28.07
1998                            24.47      0.20           5.44          5.64       (0.20)       (3.02)          (3.22)       26.89
1997                            20.45      0.20           5.35          5.55       (0.20)       (1.33)          (1.53)       24.47
1996                            18.21      0.24           3.15          3.39       (0.24)       (0.91)          (1.15)       20.45
1995                            14.05      0.26           4.16          4.42       (0.26)         -             (0.26)       18.21
1994                            15.52      0.20          (0.25)        (0.05)      (0.20)       (1.22)          (1.42)       14.05
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                             ----------------------------------------------------------------------------------------------------
                                         Net        Ratio        Ratio         Ratio of Net          Ratio of Net
                                        Assets,    of Gross      of Net     Investment Income to  Investment Income to
                                        End of    Expenses to  Expenses to   Average Net Assets    Average Net Assets   Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net     before Expense        after Expense      Turnover
   December 31,              Return   thousands)   Assets (4)   Assets (4)     Reductions (4)        Reductions (4)       Rate
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------
For the Period Ended
 June 30, 1999 (Unaudited)    15.13%    $297,994     0.70%         0.70%           0.10%                 0.10%            20.46%
1998                           2.69%     267,958     0.70%         0.70%           0.11%                 0.11%            48.48%
1997                          30.27%     246,555     0.70%         0.70%           0.21%                 0.22%            52.20%
1996                          23.62%     167,335     0.76%         0.76%           0.43%                 0.44%            70.22%
1995                          25.75%     129,741     0.79%         0.79%           0.88%                 0.88%            46.76%
1994                         (10.49%)     81,451     0.86%         0.86%           0.58%                 0.58%            40.42%
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
For the Period Ended
 June 30, 1999 (Unaudited)    13.49%    $305,140     0.87%         0.87%          (0.19%)               (0.19%)           48.38%
1998                          13.22%     218,712     0.89%         0.89%           0.01%                 0.01%           184.42%
1997                           3.78%     122,752     0.87%         0.86%          (0.13%)               (0.13%)          189.21%
1996 (1)                       7.86%      49,849     1.03%         1.02%          (0.12%)               (0.11%)           79.86%
---------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
For the Period Ended
 June 30, 1999 (Unaudited)    33.58%  $2,044,650     0.80%         0.80%          (0.31%)               (0.31%)           59.13%
1998                          58.29%   1,279,759     0.80%         0.80%          (0.08%)               (0.08%)          116.96%
1997                          10.96%     677,147     0.82%         0.82%           0.52%                 0.52%           145.17%
1996                          17.87%     438,154     0.87%         0.87%           0.74%                 0.74%           147.02%
1995                          36.75%     200,785     0.94%         0.94%           0.90%                 0.90%           165.83%
1994 (2)                      13.25%      49,374     1.23%         1.08%           1.17%                 1.32%           257.20%
---------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
For the Period Ended
 June 30, 1999 (Unaudited)    13.88%  $1,604,049     0.70%         0.70%           0.78%                 0.78%            35.09%
1998                          24.18%   1,262,143     0.70%         0.69%           0.84%                 0.84%            80.78%
1997                          28.60%     806,112     0.70%         0.70%           0.91%                 0.91%           105.93%
1996                          19.43%     429,262     0.75%         0.75%           1.31%                 1.31%            94.95%
1995                          31.66%     206,653     0.83%         0.83%           1.59%                 1.59%            86.47%
1994                          (0.28%)     75,083     1.00%         0.94%           1.34%                 1.39%           134.57%
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on B-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                               Investment Activities                        Distributions
                                        -----------------------------------  -------------------------------------------  ---------
                             Net Asset    Net     Net Realized               Dividends                                    Net Asset
                               Value,   Invest-  and Unrealized  Total From  (from Net   Distributions  Return   Total      Value,
For the Year Ended           Beginning   ment     Gain (Loss)    Investment  Investment  (from Capital    of     Distri-   End of
   December 31,               of Year   Income   on Securities   Operations   Income)       Gains)      Capital  butions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $17.32     0.21        1.03           1.24       (0.21)        (1.08)       -      (1.29)   $17.27
1998                            16.18     0.46        2.34           2.80       (0.46)        (1.20)       -      (1.66)    17.32
1997                            14.75     0.50        2.23           2.73       (0.50)        (0.80)       -      (1.30)    16.18
1996                            14.20     0.48        1.20           1.68       (0.48)        (0.65)       -      (1.13)    14.75
1995                            11.73     0.45        2.47           2.92       (0.45)          -          -      (0.45)    14.20
1994                            12.66     0.32       (0.51)         (0.19)      (0.32)        (0.42)       -      (0.74)    11.73
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio (3)
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $10.00     0.02        1.54           1.56       (0.01)          -          -      (0.01)   $11.55
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio (3)
-----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $10.00      -          1.20           1.20         -             -          -        -      $11.20
-----------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
For the Period Ended
 June 30, 1999 (Unaudited)     $29.27     0.02        3.80           3.82       (0.01)        (2.32)       -      (2.33)   $30.76
1998                            23.89     0.09        7.01           7.10       (0.09)        (1.63)       -      (1.72)    29.27
1997                            21.07     0.14        3.58           3.72       (0.13)        (0.77)       -      (0.90)    23.89
1996                            17.52     0.02        4.71           4.73       (0.02)        (1.16)       -      (1.18)    21.07
1995                            14.20     0.05        3.33           3.38       (0.06)          -          -      (0.06)    17.52
1994                            14.94     0.32       (0.74)         (0.42)      (0.32)          -          -      (0.32)    14.20
-----------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $13.30     0.36       (1.11)         (0.75)      (0.36)        (0.53)       -      (0.89)   $11.66
1998                            12.97     0.74        0.39           1.13       (0.78)        (0.02)       -      (0.80)    13.30
1997                            12.05     0.80        1.05           1.85       (0.76)        (0.17)       -      (0.93)    12.97
1996                            13.02     0.79       (0.94)         (0.15)      (0.79)        (0.03)       -      (0.82)    12.05
1995                            10.42     0.82        2.59           3.41       (0.81)          -          -      (0.81)    13.02
1994                            13.05     0.83       (1.87)         (1.04)      (0.83)        (0.53)     (0.23)   (1.59)    10.42
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                             ----------------------------------------------------------------------------------------------------
                                         Net        Ratio        Ratio          Ratio of Net          Ratio of Net
                                        Assets,    of Gross      of Net     Investment Income to  Investment Income to
                                        End of    Expenses to  Expenses to   Average Net Assets    Average Net Assets   Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net     before Expense        after Expense      Turnover
   December 31,              Return   thousands)   Assets (4)   Assets (4)     Reductions (4)        Reductions (4)       Rate
---------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     7.39%   $673,691       0.71%        0.71%           2.42%                 2.42%            90.19%
1998                          18.17%    576,424       0.71%        0.70%           2.81%                 2.81%           102.38%
1997                          19.62%    367,128       0.71%        0.71%           3.25%                 3.25%            71.89%
1996                          12.56%    225,619       0.78%        0.78%           3.37%                 3.37%           132.94%
1995                          25.25%    134,501       0.84%        0.84%           3.49%                 3.49%           176.45%
1994                          (1.50%)    79,147       0.94%        0.94%           2.77%                 2.78%           187.40%
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio (3)
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)    15.56%   $103,299       1.28%        1.08%           1.01%                 1.21%            14.78%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio (3)
-----------------------
For the Period Ended
 June 30, 1999 (Unaudited)    11.98%    $60,831       1.20%        1.08%           0.09%                 0.21%            20.35%
---------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
For the Period Ended
 June 30, 1999 (Unaudited)    13.56%   $700,679       0.71%        0.71%           0.17%                 0.17%            22.80%
1998                          30.28%    502,629       0.71%        0.71%           0.35%                 0.35%           130.51%
1997                          18.18%    318,143       0.70%        0.70%           0.59%                 0.59%           159.88%
1996                          28.03%    207,897       0.74%        0.74%           0.05%                 0.05%            90.98%
1995                          23.80%    108,136       0.80%        0.80%           0.27%                 0.27%           226.45%
1994                          (2.87%)    73,125       0.96%        0.96%           2.19%                 2.19%           178.63%
---------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)    (5.75%)  $192,594       0.68%        0.67%           5.97%                 5.98%            54.74%
1998                           8.97%    184,538       0.70%        0.70%           5.72%                 5.73%           147.00%
1997                          16.32%    112,507       0.66%        0.66%           6.62%                 6.62%            15.32%
1996                          (0.80%)    81,810       0.71%        0.71%           6.74%                 6.74%            26.50%
1995                          33.71%     56,853       0.80%        0.80%           6.93%                 6.93%            51.84%
1994                          (8.36%)    34,078       0.93%        0.93%           7.25%                 7.25%            31.97%
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on B-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                        Distributions
                                        --------------------------------------  ----------------------------------------  ---------
                             Net Asset     Net       Net Realized               Dividends                                 Net Asset
                               Value,   Investment  and Unrealized  Total From  (from Net   Distributions                   Value,
For the Year Ended           Beginning    Income      Gain (Loss)   Investment  Investment  (from Capital      Total       End of
   December 31,               of Year     (Loss)     on Securities  Operations   Income)       Gains)      Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $32.33      0.19           3.73         3.92        (0.19)       (0.16)         (0.35)      $35.90
1998                            25.71      0.38           6.83         7.21        (0.37)       (0.22)         (0.59)       32.33
1997                            20.42      0.37           6.13         6.50        (0.37)       (0.84)         (1.21)       25.71
1996                            17.45      0.37           3.42         3.79        (0.37)       (0.45)         (0.82)       20.42
1995                            13.02      0.34           4.43         4.77        (0.34)         -            (0.34)       17.45
1994                            13.24      0.30          (0.18)        0.12        (0.30)       (0.04)         (0.34)       13.02
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Portfolio (3)
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $10.00      0.02           0.81         0.83          -            -              -         $10.83
-----------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio (3)
--------------
For the Period Ended
 June 30, 1999 (Unaudited)     $10.00      0.15           0.70         0.85        (0.06)         -            (0.06)      $10.79
-----------------------------------------------------------------------------------------------------------------------------------
International Portfolio
-----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     $15.80      0.02           0.62         0.64        (0.12)       (0.62)         (0.74)      $15.70
1998                            16.21      0.11           0.90         1.01        (0.17)       (1.25)         (1.42)       15.80
1997                            15.40      0.41           1.00         1.41        (0.29)       (0.31)         (0.60)       16.21
1996                            12.93      0.28           2.54         2.82        (0.23)       (0.12)         (0.35)       15.40
1995                            11.94      0.33           0.91         1.24        (0.25)         -            (0.25)       12.93
1994                            12.09      0.07           0.30         0.37        (0.07)       (0.45)         (0.52)       11.94
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
For the Period Ended
 June 30, 1999 (Unaudited)      $6.85      0.02           2.03         2.05        (0.02)         -            (0.02)       $8.88
1998                             9.47      0.10          (2.64)       (2.54)       (0.08)         -            (0.08)        6.85
1997                             9.68      0.06          (0.22)       (0.16)       (0.05)         -            (0.05)        9.47
1996 (1)                        10.00     (0.02)         (0.30)       (0.32)         -            -              -           9.68
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Ratios/Supplemental Data
                             ----------------------------------------------------------------------------------------------------
                                         Net        Ratio        Ratio         Ratio of Net          Ratio of Net
                                        Assets,    of Gross      of Net     Investment Income to  Investment Income to
                                        End of    Expenses to  Expenses to   Average Net Assets    Average Net Assets   Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net     before Expense        after Expense      Turnover
   December 31,              Return   thousands)   Assets (4)   Assets (4)     Reductions (4)        Reductions (4)       Rate
---------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
For the Period Ended
 June 30, 1999 (Unaudited)    12.08%  $1,980,957      0.21%        0.21%           1.19%                  1.19%           2.47%
1998                          28.45%   1,496,457      0.21%        0.21%           1.33%                  1.33%           2.48%
1997                          32.96%     874,136      0.23%        0.23%           1.61%                  1.61%           2.58%
1996                          22.36%     393,412      0.31%        0.31%           2.04%                  2.05%          20.28%
1995                          36.92%     137,519      0.42%        0.42%           2.26%                  2.26%           7.52%
1994                           1.05%      40,612      0.53%        0.51%           2.35%                  2.37%           2.02%
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Portfolio (3)
-------------------------
For the Period Ended
 June 30, 1999 (Unaudited)     8.05%     $58,265      1.84%        0.74%           0.05%                  1.15%          71.58%
---------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio (3)
--------------
For the Period Ended
 June 30, 1999 (Unaudited)     8.55%     $34,982      1.58%        1.33%           6.25%                  6.50%           2.08%
---------------------------------------------------------------------------------------------------------------------------------
International Portfolio
-----------------------
For the Period Ended
 June 30, 1999 (Unaudited)     4.31%  $1,306,537      1.01%        1.01%           2.20%                  2.20%          35.93%
1998                           5.60%     996,215      1.00%        1.00%           1.36%                  1.36%          45.61%
1997                           9.28%     764,036      1.03%        1.02%           1.79%                  1.81%          84.34%
1996                          21.89%     454,019      1.07%        1.07%           2.28%                  2.28%          20.87%
1995                          10.56%     182,199      1.12%        1.12%           1.87%                  1.87%          16.07%
1994                           3.01%      75,971      1.22%        1.22%           1.28%                  1.28%          52.22%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
For the Period Ended
 June 30, 1999 (Unaudited)    29.92%    $162,970      1.44%        1.43%           1.15%                  1.15%          35.23%
1998                         (26.83%)    106,570      1.46%        1.46%           1.42%                  1.42%          29.82%
1997                          (1.69%)     99,425      1.47%        1.46%           0.79%                  0.80%          69.60%
1996 (1)                      (3.23%)     44,083      2.22%        2.18%          (0.14%)                (0.11%)         47.63%
---------------------------------------------------------------------------------------------------------------------------------

(1) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

(2) Information is for the period from January 4, 1994
    (commencement of operations) to December 31, 1994. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

(3) Information is for the period from January 4, 1999 (commencement of operations) to June 30, 1999. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

(4) Net expenses are after adviser's reimbursements and custodian credits, if any, as discussed in Note 7 to the Financial Statements. Gross expenses used in calculating the ratios of gross expenses to average net assets and the ratios of net investment income (loss) to average net assets before expense reductions are grossed up by these reimbursements and credits.

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                   Principal
                                    Amount       Value
                                   ---------     -----
SHORT-TERM INVESTMENTS - 100.00%
COMMERCIAL PAPER - 100.00%
Alberta Province
 9.250% due 04/01/00              $10,000,000 $10,279,119
Albertsons Inc
 5.040% due 07/22/99               10,220,000  10,189,953
 5.150% due 07/08/99                1,000,000     998,999
Aluminum Company of America
 4.830% due 07/13/99               15,000,000  14,975,850
AMCAR
 4.916% due 06/12/00 "              6,523,476   6,523,476
Archer Daniels Midland Corp
 4.830% due 08/16/99               11,000,000  10,932,112
 4.850% due 07/07/99               15,000,000  14,987,875
Associate Corp of North America
 6.680% due 09/17/99                1,500,000   1,503,500
Avnet Inc
 4.810% due 07/14/99               10,000,000   9,982,631
Baltimore Gas & Electric
 5.000% due 08/02/99               15,000,000  14,933,333
BellSouth Telecommunications
 5.080% due 08/09/99               13,000,000  12,928,457
 6.500% due 02/01/00                  450,000     453,066
Carolina Power & Light
 6.125% due 02/01/00                2,600,000   2,614,734
CIT Group Holdings
 6.250% due 09/30/99               10,000,000  10,016,880
Consolidated Natural Gas
 5.050% due 08/04/99               15,000,000  14,928,458
Dean Foods Co
 4.900% due 07/19/99 ~              4,000,000   3,990,200
 5.050% due 08/03/99 ~             14,600,000  14,532,414
Duke Energy Corp
 4.820% due 07/06/99               11,762,000  11,754,126
Electronic Data Systems Corp
 4.920% due 07/02/99 ~              8,000,000   7,998,907
First Data Corp
 4.830% due 07/13/99               20,000,000  19,967,800
First Security Auto Owner Trust
 4.960% due 03/15/00 "              2,424,371   2,424,371
 5.015% due 06/15/00 "              7,381,609   7,381,609
Fluor Corp
 5.050% due 07/19/99 ~             15,000,000  14,962,125
Ford Motor Credit
 4.850% due 07/08/99               15,000,000  14,985,854
Fortune Brands
 4.919% due 08/19/99 ~             12,500,000  12,418,333
 4.965% due 08/17/99 ~             10,000,000   9,936,681
Gannett Co
 5.850% due 05/01/00                1,500,000   1,503,869
GMAC
 6.650% due 05/24/00               10,000,000  10,104,220
Great Lakes Chemicals
 4.895% due 08/10/99 ~             15,000,000  14,919,333
Heart
 4.947% due 05/13/00 "              7,962,130   7,962,130
Heinz (HJ) Co
 4.853% due 07/07/99                3,500,000   3,497,188
IBM Corp
 6.375% due 06/15/00                2,000,000   2,014,999

--------------------------------------------------------------------------------

                                      Principal
                                       Amount       Value
                                      ---------     -----
IBM Credit Corp
 4.876% due 07/15/99                 $10,000,000   $9,981,411
IKON
 5.110% due 06/15/00 "                 8,184,648    8,184,648
Interstate Energy Corp
 4.851% due 07/20/99                  20,500,000   20,447,958
IPALCO Enterprise
 4.853% due 07/21/99 ~                10,000,000    9,973,333
 4.858% due 08/06/99 ~                 5,000,000    4,976,000
 4.910% due 07/07/99 ~                 8,600,000    8,593,048
John Deere Capital Corp
 4.865% due 09/22/99                  20,000,000   19,997,271
John Deere Owner Trust
 4.998% due 06/19/00 "                 9,791,010    9,791,010
Lubrizol Corp
 5.060% due 08/23/99                  13,200,000   13,101,667
MMCA Libor (Edsf) Flat
 5.066% due 01/15/00 "                 5,432,960    5,433,571
Monsanto Co
 4.920% due 08/02/99                  10,000,000    9,956,267
Motiva Enterprise
 4.841% due 07/26/99                  15,000,000   14,950,105
Navistar Financial Corp Owner Trust
 5.002% due 06/15/00 "                 8,368,709    8,368,709
New York Times Co
 4.880% due 07/08/99                   5,810,000    5,804,487
 5.030% due 08/09/99                  10,000,000    9,945,508
Norfolk Southern Corp
 5.800% due 06/15/00                   6,250,000    6,250,000
Pacific Gas & Electric Corp
 4.900% due 07/06/99 ~                10,450,000   10,442,888
 5.000% due 07/06/99 ~                12,900,000   12,891,042
Peoples Energy
 4.800% due 07/29/99                  13,050,000   13,001,280
R.R. Donnelley & Sons
 5.150% due 07/06/99 ~                19,000,000   18,986,410
Sallie Mae
 5.239% due 06/08/00                  25,000,000   24,996,387
Sara Lee Corp
 4.870% due 07/01/99                  20,000,000   20,000,000
Short-Term Repackage Asset Trust
 4.900% due 08/18/99 "                20,000,000   20,000,000
 4.922% due 07/26/99 "                20,000,000   20,000,000
Southern Co
 4.850% due 07/14/99 ~                10,000,000    9,982,486
Stanley Works
 5.850% due 07/01/99 ~                   540,000      540,000
Tampa Electric Co
 5.750% due 05/01/00                   1,000,000    1,004,690
Times Mirror Co
 5.856% due 07/15/99 ~                20,300,000   20,262,108
Weyerhaeuser R/E
 6.780% due 02/24/00                  20,000,000   20,184,609
                                                 ------------
Total Commercial Paper                            654,649,495
                                                 ------------
Total Short-Term Investments
 (Cost $654,649,495)                              654,649,495
                                                 ------------
TOTAL MONEY MARKET PORTFOLIO
 (COST $654,649,495)                             $654,649,495
                                                 ------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Market
                                     Shares     Value
                                     ------     ------
PREFERRED STOCKS - 0.87%
Consumer Discretionary - 0.87%
CSC Holdings Inc                       10,565 $1,154,225
Primedia Inc `H'                       25,000  2,384,375
                                              ----------
Total Preferred Stocks
 (Cost $3,244,861)                             3,538,600
                                              ----------
COMMON STOCKS - 0.03%
Consumer Discretionary - 0.03%
Globalstar Telecommunications Ltd
 Warrants *                             1,250    100,200
Splitrock Service Warrants *            2,500     17,500
                                              ----------
Total Common Stocks
 (Cost $5)                                       117,700
                                              ----------
                                   Principal
                                     Amount
                                   ---------
CORPORATE BONDS & NOTES - 78.82%
Autos & Transportation - 5.31%

Accuride Corp
 9.250% due 02/01/08               $4,500,000  4,477,500
American Commercial Lines LLC
 10.250% due 06/30/08               1,500,000  1,507,500
Amtran Inc
 9.625% due 12/15/05                3,000,000  2,943,750
Delco Remy International Inc
 10.625% due 08/01/06               2,000,000  2,070,000
Federal-Mogul Corp
 7.750% due 07/01/06                2,000,000  1,917,500
Hayes Lemmerz International Inc
 8.250% due 12/15/08 ~              2,500,000  2,393,750
Hayes Wheels International
 9.125% due 07/15/07                1,500,000  1,511,250
Holt Group
 9.750% due 01/15/06 ~                700,000    479,500
Kitty Hawk Inc
 9.950% due 11/15/04                1,000,000  1,005,000
Titan Wheel International Inc
 8.750% due 04/01/07                2,000,000  1,875,000
Westinghouse Air Brake Co
 9.375% due 06/15/05 ~              1,500,000  1,530,000
                                              ----------
                                              21,710,750
                                              ----------
Consumer Discretionary - 28.03%
Allied Waste Industries Inc
 7.875% due 01/01/09                2,500,000  2,331,250
AmeriServe Food Distribution
 8.875% due 10/15/06                2,000,000  1,850,000
 10.125% due 07/15/07               1,000,000    855,000
Avis Rent A Car Inc
 11.000% due 05/01/09 ~             3,500,000  3,574,375
Big Flower Press
 8.625% due 12/01/08                  500,000    462,500

                                Principal    Market
                                  Amount     Value
                                ---------    ------
Capstar Hotel Co
 8.750% due 08/15/07            $1,500,000 $1,410,000
Chancellor Media Corp
 9.000% due 10/01/08             3,000,000  3,067,500
 10.500% due 01/15/07            1,500,000  1,582,500
CKE Restaurants Inc
 9.125% due 05/01/09             1,500,000  1,395,000
Falcon Holding Group
 8.375% due 04/15/10             1,000,000    992,500
Ferrellgas Partners
 9.375% due 06/15/06             3,000,000  3,000,000
Foodmaker Inc
 8.375% due 04/15/08             2,500,000  2,475,000
Fox Family Worldwide
 9.250% due 11/01/07             3,000,000  2,797,500
Garden State Newspapers
 8.625% due 07/01/11 ~           1,500,000  1,432,500
 8.750% due 10/01/09             2,000,000  1,970,000
Globalstar LP/Capital
 10.750% due 11/01/04 ~          1,500,000    990,000
 11.375% due 02/15/04            2,250,000  1,507,500
Granite Broadcasting
 8.875% due 05/15/08             1,500,000  1,436,250
Gray Communications System
 10.625% due 10/01/06            1,000,000  1,052,500
Group Maintenance America Corp
 9.750% due 01/15/09 ~           1,700,000  1,676,625
Hammons Hotels (John Q)
 8.875% due 02/15/04               500,000    463,750
 9.750% due 10/01/05             3,000,000  2,872,500
Harrahs Operating Company Inc
 7.875% due 12/15/05             2,000,000  1,945,000
HMH Properties Inc
 7.875% due 08/01/08             2,000,000  1,855,000
Hollinger International Inc
 8.625% due 03/15/05             2,500,000  2,543,750
Holmes Products
 9.875% due 11/15/07 ~             500,000    486,250
Host Marriott Corp
 8.375% due 02/15/06 ~           1,000,000    976,250
International Game Technology
 8.375% due 05/15/09 ~           4,000,000  3,945,000
Iron Mountain Inc
 10.125% due 10/01/06            2,000,000  2,080,000
IT Group Inc
 11.250% due 04/01/09 ~          1,000,000    965,000
Jacor Communications Inc
 8.750% due 06/15/07             1,000,000  1,075,000
K-III Communication
 8.500% due 02/01/06             2,500,000  2,518,750
Lenfest Communications Inc
 8.250% due 02/15/08             2,000,000  2,042,500
Loews Cineplex Entertainment
 8.875% due 08/01/08             2,000,000  1,920,000
Loral Space & Communications
 9.500% due 01/15/06             3,250,000  2,835,625
Mohegan Tribal Gaming
 8.750% due 01/01/09             1,500,000  1,492,500
Nebraska Book Co
 8.750% due 02/15/08             4,000,000  3,380,000

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                   Principal    Market
                                     Amount      Value
                                   ---------    ------
Optel Inc
 13.000% due 02/15/05              $2,500,000  $1,912,500
Pegasus Communications Corp
 9.625% due 10/15/05                2,000,000   1,970,000
 9.750% due 12/01/06                2,000,000   2,010,000
Premier Parks Inc
 9.250% due 04/01/06                1,000,000     990,000
 9.750% due 06/15/07                2,500,000   2,537,500
Prime Hospitality Inc
 9.750% due 04/01/07                3,000,000   2,925,000
Rent-A-Center Inc
 11.000% due 08/15/08               3,250,000   3,274,375
Rose Hills Acquisition Corp
 9.500% due 11/15/04                3,500,000   3,176,250
Safety-Kleen Services
 9.250% due 06/01/08                2,000,000   2,060,000
Scotsman Group
 8.625% due 12/15/07                1,500,000   1,522,500
SFX Entertainment Inc
 9.125% due 02/01/08                3,500,000   3,447,500
Sinclair Broadcasting
 8.750% due 12/15/07                1,000,000     975,000
 9.000% due 07/15/07                3,000,000   2,977,500
Sleepmaster
 11.000% due 05/15/09 ~             2,500,000   2,556,250
Splitrock Services
 11.750% due 07/15/08               2,500,000   2,350,000
Sun International Hotels
 8.625% due 12/15/07                1,000,000     980,000
The Official Information Co
 10.375% due 11/01/07               1,000,000   1,005,000
TV Guide Inc
 8.125% due 03/01/09 ~              3,500,000   3,329,375
United Rentals Inc
 9.000% due 04/01/09 ~              4,000,000   3,940,000
Young America Corp
 11.625% due 02/15/06               2,000,000   1,410,000
                                              -----------
                                              114,604,125
                                              -----------
Consumer Staples - 4.21%

Aurora Foods Inc
 9.875% due 02/15/07                2,900,000   3,016,000
B&G Foods Inc
 9.625% due 08/01/07                1,000,000     946,250
Carrols Corp
 9.500% due 12/01/08                2,500,000   2,343,750
Chiquita Brands International Inc
 9.125% due 03/01/04                  500,000     507,500
 10.000% due 06/15/09               2,500,000   2,506,250
 10.250% due 11/01/06               1,500,000   1,526,250
Eagle Family Foods
 8.750% due 01/15/08                3,000,000   2,700,000
Imperial Holly Corp
 9.750% due 12/15/07                3,000,000   2,940,000
Southland Corp
 5.000% due 12/15/03                  850,000     735,250
                                              -----------
                                               17,221,250
                                              -----------

--------------------------------------------------------------------------------

                                        Principal    Market
                                          Amount     Value
                                        ---------    ------
Financial Services - 0.49%

Bank United Corp
 8.875% due 05/01/07                    $2,000,000 $2,022,500
                                                   ----------
                                                    2,022,500
                                                   ----------
Health Care - 3.22%

Dade International Inc
 11.125% due 05/01/06                    1,500,000  1,586,250
Genesis Health Ventures Inc
 9.750% due 06/15/05                       500,000    410,000
 9.875% due 01/15/09                       500,000    402,500
Integrated Health Services Inc
 9.500% due 09/15/07                     2,000,000  1,470,000
LifePoint Hospitals Holdings
 10.750% due 05/15/09 ~                    500,000    511,250
Quest Diagnostics Inc
 9.875% due 07/01/09 ~                   2,000,000  2,025,000
Tenet Healthcare Corp
 8.125% due 12/01/08                     4,000,000  3,800,000
 8.625% due 01/15/07                     3,000,000  2,970,000
                                                   ----------
                                                   13,175,000
                                                   ----------
Integrated Oil - 3.15%

Clark R&M Inc
 7.715% due 11/15/04                     1,500,000  1,432,500
 8.875% due 11/15/07                     1,500,000  1,325,625
Cross Timbers Oil Co
 8.750% due 11/01/09                     1,500,000  1,451,250
 9.250% due 04/01/07                       500,000    495,000
Giant Industries
 9.750% due 11/15/03                     2,000,000  1,932,500
Lyondell Chemical Co
 9.875% due 05/01/07 ~                   2,500,000  2,568,750
Tesoro Petroleum Corp
 9.000% due 07/01/08                     3,750,000  3,665,625
                                                   ----------
                                                   12,871,250
                                                   ----------
Materials & Processing - 8.90%

AK Steel Holding Corp
 7.875% due 02/15/09 ~                   2,000,000  1,930,000
Atrium Companies Inc
 10.500% due 05/01/09                    1,500,000  1,470,000
Ball Corp
 8.250% due 08/01/08                     2,000,000  1,980,000
Furon Co
 8.125% due 03/01/08                     2,000,000  1,890,000
Ispat Inland LP Senior Security Credit
 7.486% due 07/14/05                     2,487,500  2,475,063
 7.986% due 07/14/06                     2,487,500  2,475,063
NCI Building Systems Inc
 9.250% due 05/01/09 ~                   1,000,000    967,500
Nortek Inc
 8.875% due 08/01/08 ~                   3,375,000  3,324,375
P&L Coal Holdings
 8.875% due 05/15/08                     3,000,000  3,015,000
 9.625% due 05/15/08                     2,000,000  2,005,000
Packaging Corp of America
 9.625% due 04/01/09 ~                   1,000,000  1,020,000

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                 Principal    Market
                                   Amount     Value
                                 ---------    ------
Polymer Group Inc
 9.000% due 07/01/07             $3,000,000 $2,925,000
Portola Packing Inc
 10.750% due 10/01/05             2,000,000  2,045,000
Ryerson Tull Inc
 9.125% due 07/15/06              1,000,000  1,065,000
URS Corp
 12.250% due 05/01/09 ~           2,000,000  2,040,000
Wesco Distributor
 9.125% due 06/01/08              3,000,000  2,917,500
Wheeling Pittsburg Corp
 9.250% due 11/15/07              3,000,000  2,865,000
                                            ----------
                                            36,409,501
                                            ----------
Other Energy - 6.00%

Aes Corp
 8.000% due 12/31/08              1,000,000    940,000
 8.375% due 08/15/07              1,500,000  1,417,500
 8.500% due 11/01/07              3,000,000  2,842,500
 10.250% due 07/15/06             4,000,000  4,110,000
Calpine Corp
 7.750% due 04/15/09              1,500,000  1,413,750
 8.750% due 07/15/07              1,000,000    990,000
 10.500% due 05/15/06             1,500,000  1,620,000
Comstock Resources Inc
 11.250% due 05/01/07 ~           2,000,000  2,050,000
DI Industries
 8.875% due 07/01/07              1,750,000  1,548,750
HS Resources Inc
 9.250% due 11/15/06              2,000,000  1,990,000
Ocean Energy Inc
 8.875% due 07/15/07              2,000,000  2,005,000
Pride International Inc
 10.000% due 06/01/09             1,000,000  1,020,000
Vintage Petroleum Inc
 9.750% due 06/30/09              2,500,000  2,568,750
                                            ----------
                                            24,516,250
                                            ----------
Producer Durables - 6.95%

BE Aerospace Inc
 8.000% due 03/01/08              2,000,000  1,880,000
 9.875% due 02/01/06              3,500,000  3,570,000
Columbus McKinnon Corp
 8.500% due 04/01/08              3,500,000  3,377,500
Graham Packaging Co
 8.655% due 01/15/08              3,500,000  3,202,500
International Comfort Products
 8.625% due 05/15/08              3,000,000  3,225,000
L-3 Communications Holdings Inc
 8.000% due 08/01/08              1,500,000  1,421,250
 8.500% due 05/15/08              3,500,000  3,430,000
Paragon Corp
 9.625% due 04/01/08              1,500,000    877,500
United Defense Industries
 8.750% due 11/15/07              4,000,000  3,910,000
Viasystems Inc
 9.750% due 06/01/07              4,000,000  3,520,000
                                            ----------
                                            28,413,750
                                            ----------

--------------------------------------------------------------------------------

                                        Principal    Market
                                          Amount      Value
                                        ---------    ------
Technology - 2.03%

Amkor Technologies Inc
 9.250% due 05/01/06 ~                  $1,500,000  $1,470,000
Dialogic Corp
 11.000% due 11/15/07                    3,000,000   2,730,000
PSINet
 10.000% due 02/15/05                    3,000,000   3,030,000
 11.500% due 11/01/08                    1,000,000   1,060,000
                                                   -----------
                                                     8,290,000
                                                   -----------
Utilities - 10.53%

Adelphia Communications Corp
 7.750% due 01/15/09                     2,500,000   2,321,875
 8.375% due 02/01/08                     3,000,000   2,902,500
 10.250% due 07/15/00                    1,000,000   1,025,000
Advanstar Communications
 9.250% due 05/01/08                     2,000,000   1,975,000
Charter Communication Holdings
 8.625% due 04/01/09 ~                   1,000,000     965,000
Comcast Corp
 9.125% due 10/15/06                     1,500,000   1,596,570
CSC Holdings Inc
 7.875% due 12/15/07                     3,000,000   2,977,920
 9.250% due 11/01/05                     2,000,000   2,075,000
Hyperion Telecommunications
 12.000% due 11/01/07 ~                  1,000,000   1,027,500
Intermedia Communications Inc
 8.500% due 01/15/08                     3,000,000   2,760,000
 8.875% due 11/01/07                     4,000,000   3,770,000
Level 3 Communications Inc
 9.125% due 05/01/08                     3,000,000   2,962,500
McLeodUSA Inc
 8.125% due 02/15/09 ~                   2,000,000   1,860,000
 9.250% due 07/15/07                     2,000,000   1,995,000
Nextel Communications Inc
 9.750% due 08/15/04                     3,500,000   3,578,750
NEXTLINK Communications
 10.750% due 11/15/08                    3,000,000   3,082,500
 10.750% due 06/01/09                    3,000,000   3,090,000
Niagara Mohawk Power Corp
 0.000% due 07/01/03                     1,500,000   1,131,233
Qwest Communications International Inc
 7.250% due 11/01/08                     2,000,000   1,970,000
                                                   -----------
                                                    43,066,348
                                                   -----------
Total Corporate Bonds & Notes
 (Cost $337,349,087)                               322,300,724
                                                   -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
================================================================================

                                   Principal   Market
                                     Amount     Value
                                   ---------   ------
CONVERTIBLE BONDS - 0.81%
Consumer Staples - 0.31%
Chiquita Brands International Inc
 7.000% due 03/28/01               $1,360,000 $1,258,000
                                              ----------
                                               1,258,000
                                              ----------
Producer Durables - 0.33%
FMC Corp
 6.750% due 01/16/05                  500,000    460,000
Mark IV Industries Inc
 4.750% due 11/01/04                1,000,000    888,750
                                              ----------
                                               1,348,750
                                              ----------
Technology - 0.17%
Thermotrex Corp
 3.250% due 11/01/07                1,000,000    687,500
                                              ----------
                                                 687,500
                                              ----------
Total Convertible Bonds
 (Cost $3,262,264)                             3,294,250
                                              ----------
FOREIGN BONDS - 15.72%
Argentina - 0.29%
CEI Citicorp Holdings
 9.750% due 02/14/07                1,500,000  1,177,500
                                              ----------
                                               1,177,500
                                              ----------
Bahamas - 0.67%
Sun International Hotels Ltd
 9.000% due 03/15/07                2,750,000  2,750,000
                                              ----------
                                               2,750,000
                                              ----------
Belgium - 0.87%
Hermes Europe Railtel
 10.375% due 01/15/09               3,500,000  3,561,250
                                              ----------
                                               3,561,250
                                              ----------
Bermuda - 1.01%
Global Crossing
 9.625% due 05/15/08                4,000,000  4,120,000
                                              ----------
                                               4,120,000
                                              ----------
Brazil - 0.44%
Globo Communicacoes E Part SA
 10.500% due 12/20/06 ~             1,500,000  1,083,750
Globo Communicacoes PT `B'
 10.500% due 12/20/06               1,000,000    722,500
                                              ----------
                                               1,806,250
                                              ----------

                                 Principal    Market
                                   Amount     Value
                                 ---------    ------
Canada - 4.23%
Call-Net Enterprises
 0.000% due 08/15/03             $5,000,000 $2,800,000
 9.375% due 05/15/09              1,000,000    957,500
MDC Communications
 10.500% due 12/01/06             1,500,000  1,567,500
Metronet Commercials
 0.000% due 06/15/03              4,000,000  2,960,000
Pacifica Papers Inc
 10.000% due 03/15/09 ~           1,000,000  1,020,000
Rogers Cablesystem Ltd
 9.625% due 08/01/02                500,000    523,750
 10.000% due 03/15/05             1,500,000  1,605,000
 10.000% due 12/01/07             1,000,000  1,075,000
Rogers Cantel
 8.300% due 10/01/07              3,000,000  2,977,500
 9.375% due 06/01/08              1,000,000  1,041,250
Rogers Communication Inc
 2.000% due 11/26/05              1,000,000    776,250
                                            ----------
                                            17,303,750
                                            ----------
Germany - 0.36%
Fresensius Med Care Cap
 9.000% due 12/01/06              1,500,000  1,485,000
                                            ----------
                                             1,485,000
                                            ----------
Mexico - 1.93%
Alestra Sa De Rl De Cv
 12.125% due 05/15/06 ~           2,000,000  1,912,500
Monterrey Power SA
 9.625% due 11/15/09 ~            2,500,000  2,018,750
Petro Mexicanos
 9.375% due 12/02/08 ~            2,000,000  2,030,000
Petroleos Mexicano Pemex Global
 8.850% due 09/15/07              1,000,000    910,000
United Mexican States
 9.875% due 01/15/07              1,000,000  1,001,250
                                            ----------
                                             7,872,500
                                            ----------
Philippines - 1.16%
AC International Fin Co
 0.500% due 07/30/02              1,000,000  1,110,000
Philippines Long Distance
 8.350% due 03/06/17              1,000,000    812,930
 9.250% due 06/30/06              3,000,000  2,831,547
                                            ----------
                                             4,754,477
                                            ----------
Poland - 0.80%
Netia Holdings II BV
 13.125% due 06/15/09 ~           1,500,000  1,515,000
Netia Holdings BV
 10.250% due 11/01/07             2,000,000  1,745,000
                                            ----------
                                             3,260,000
                                            ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                             Principal    Market
                               Amount     Value
                             ---------    ------
United Kingdom - 3.96%

Newsquest Capital PLC
 11.000% due 05/01/06        $1,500,000 $1,672,500
Orange PLC
 8.000% due 08/01/08          3,000,000  2,880,000
 9.000% due 06/01/09 ~        2,000,000  2,020,000
Regional Independent Media
 10.500% due 07/01/08         1,500,000  1,507,500
Swiss Life Finance Ltd
 2.000% due 05/20/03 ~          500,000    497,500
Telewest PLC
 0.000% due 04/15/04 ~          750,000    503,437
 9.625% due 10/01/06          4,000,000  4,140,000
 11.250% due 11/01/08           500,000    563,750
Willis Corroon Corp
 9.000% due 02/01/09 ~        2,500,000  2,421,875
                                        ----------
                                        16,206,562
                                        ----------
Total Foreign Bonds
 (Cost $62,147,290)                     64,297,289
                                        ----------

U.S. TREASURY NOTES - 2.44%

 5.625% due 02/15/06          3,000,000  2,955,000
 5.875% due 11/30/01          7,000,000  7,043,750
                                        ----------
Total U.S. Treasury Notes
 (Cost $10,088,333)                      9,998,750
                                        ----------
                                          Value
                                          -----
SHORT-TERM INVESTMENTS - 1.31%

COMMERCIAL PAPER - 1.31%

Monsanto Co
 5.000% due 07/06/99            900,000    899,375
New York Times Co
 4.880% due 07/08/99          1,000,000    999,051
OGE Energy Corp
 4.980% due 07/01/99 ~        2,075,000  2,075,000
R.R. Donnelley & Sons Co
 5.150% due 07/06/99 ~        1,000,000    999,285
Stanley Works
 5.850% due 07/01/99 ~          375,000    375,000
                                        ----------
Total Commercial Paper                   5,347,711
                                        ----------

--------------------------------------------------------------------------------

                                                     Principal
                                                      Amount      Value
                                                     ---------    -----
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.00%

State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price
 of $4,000; collateralized by U.S.
 Treasury Notes--market value
 $5,250 and due 05/15/01)                             $4,000         $4,000
                                                               ------------
Total Securities Held Under Repurchase Agreement                      4,000
                                                               ------------
Total Short-Term Investments
 (Cost $5,351,711)                                                5,351,711
                                                               ------------
TOTAL HIGH YIELD BOND PORTFOLIO (COST $421,443,551)            $408,899,024
                                                               ------------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $421,443,551
                                                                ------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                  $4,137,197
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                 (16,681,724)
                                                                ------------
Net unrealized depreciation                                     ($12,544,527)
                                                                ------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Principal    Market
                                 Amount     Value
                               ---------    ------
CORPORATE BONDS & NOTES - 30.87%
Autos & Transportation - 1.61%
Continental Airline Inc
 9.500% due 12/15/01           $8,325,000 $8,782,875
Northwest Airlines
 10.530% due 01/15/09 ~         4,431,473  5,200,953
UAL Equipment
 9.210% due 01/21/17              800,000    862,456
 9.560% due 10/19/18            1,650,000  1,782,281
 10.850% due 02/19/15           1,000,000  1,235,540
                                          ----------
                                          17,864,105
                                          ----------
Consumer Discretionary - 0.06%
Time Warner Pass 144a
 6.100% due 12/30/01              650,000    647,264
                                          ----------
                                             647,264
                                          ----------
Consumer Staples - 1.73%
Nabisco Inc
 6.125% due 02/01/33           13,800,000 13,380,618
RJR Holdings Capital Corp
 8.000% due 07/15/01            3,000,000  3,027,219
RJR Nabisco Inc Mtn
 8.625% due 12/01/02            2,600,000  2,734,914
                                          ----------
                                          19,142,751
                                          ----------
Financial & Business
Services - 22.48%
American Southwest Financial
 7.400% due 11/17/04           10,900,000 11,119,690
Associates Corp North America
 6.450% due 09/15/00 ~          4,800,000  4,814,146
AT&T Capital Corp
 5.860% due 04/26/02           10,500,000 10,108,644
Banco Lat Bladex
 6.150% due 5/02/00 ~          11,300,000 11,257,625
 6.950% due 03/5/01 ~           8,100,000  8,048,889
Bear Stearns Co
 6.150% due 3/02/04             8,100,000  7,861,949
Capital One Bank
 5.375% due 02/11/02            8,800,000  8,763,434
 6.420% due 11/12/99            1,100,000  1,102,222
 6.825% due 07/26/99            3,800,000  3,802,048
 6.830% due 08/16/99            1,900,000  1,902,003
 7.200% due 07/19/99            3,300,000  3,301,643
Chrysler Financial Corp
 5.033% due 01/30/02            9,700,000  9,689,776
Credit Asset Rec
 6.274% due 10/31/03 ~          5,495,947  5,460,026
Donaldson Lufkin & Jenrette
 6.000% due 12/01/01            2,200,000  2,181,392
GMAC
 5.246% due 04/05/04           15,100,000 15,102,914
 6.850% due 6/17/04             1,200,000  1,210,049
 7.625% due 05/05/03            2,500,000  2,582,003
Goldman Sachs FRN
 5.300% due 12/07/01 ~          8,000,000  8,021,096

                                   Principal    Market
                                     Amount      Value
                                   ---------    ------
GS Escrow Corp
 5.995% due 08/01/03               $8,000,000  $7,859,248
 6.750% due 08/01/01                2,100,000   2,075,287
Heller Financial Inc
 5.227% due 04/28/03                3,400,000   3,399,759
 5.458% due 06/24/02 +              5,000,000   4,997,210
Household Financial Corp FRN Mtn
 5.119% due 08/01/01               15,100,000  15,111,189
Lehman Brothers Holding FRN
 5.900% due 04/01/02                9,600,000   9,599,318
MBNA America Bank North America
 5.170% due 08/07/01                  500,000     496,533
 5.220% due 04/25/02                7,600,000   7,556,656
MBNA Corp
 5.451% due 12/01/99                2,800,000   2,798,530
 6.875% due 10/01/99                1,000,000   1,002,620
Paine Webber Group Inc FRN
 5.600% due 11/27/00                1,700,000   1,703,756
Popular North America Inc
 6.625% due 01/15/04                7,200,000   7,038,302
 6.875% due 06/15/01               16,500,000  16,493,664
Public Services Enterprise FRN
 5.543% due 06/15/01               14,300,000  14,297,269
Salomon Smith Barney Hldg FRN Mtn
 5.180% due 05/14/02                1,000,000     996,441
TCI Communications Inc
 5.080% due 02/02/00                5,700,000   5,693,456
TXU Eastern Funding
 6.150% due 05/15/02 ~              5,000,000   4,927,620
Union Pacific Corp FRN Mtn
 5.945% due 05/22/00 ~ +            7,900,000   7,887,656
US West Capital Fund
 5.546% due 06/15/00 ~             18,600,000  18,592,188
                                              -----------
                                              248,856,251
                                              -----------
Health Care - 0.90%
Columbia/HCA Healthcare
 6.730% due 07/15/45                  500,000     480,906
 6.870% due 09/15/03                1,700,000   1,596,645
 6.875% due 07/15/01                3,650,000   3,554,501
 8.020% due 08/05/02                  400,000     393,452
 8.130% due 08/04/03                4,000,000   3,934,420
                                              -----------
                                                9,959,924
                                              -----------
Other Energy - 2.13%
R & B Falcon Corp
 6.500% due 04/15/03                3,000,000   2,557,500
 9.125% due 12/15/03               12,000,000  11,250,000
Williams Co
 5.249% due 01/30/00                9,700,000   9,709,962
                                              -----------
                                               23,517,462
                                              -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Principal    Market
                                        Amount      Value
                                      ---------    ------
Utilities - 1.96%
BVPS II Funding Corp
 8.330% due 12/01/07                  $3,100,000  $3,233,176
Cleveland Electric Illum
 9.200% due 06/01/01                   3,000,000   3,121,212
Cleveland Electric Toledo Edison Nt
 7.670% due 07/01/04                   4,000,000   4,083,680
Long Island Lighting
 7.300% due 07/15/99                   1,250,000   1,250,738
Texas Utilities Co
 5.940% due 10/15/01                  10,000,000   9,933,580
Toledo Edison
 7.460% due 04/03/00                     100,000     100,517
                                                 -----------
                                                  21,722,903
                                                 -----------
Total Corporate Bonds & Notes
 (Cost $343,504,273)                             341,710,660
                                                 -----------
MORTGAGE-BACKED SECURITIES - 32.27%
Collateralized Mortgage Obligations - 7.05%
Auto Receivables Trust
 6.500% due 04/16/03 " ~ +               124,795     124,755
Bank of America Mortgage Securities
 6.500% due 5/25/29 "                  9,400,000   8,836,866
Chase Mortgage
 6.500% due 05/25/29 " +              16,700,000  15,687,604
Citibank 1988-2
 8.000% due 07/25/18 " +                  16,826      16,999
Countrywide
 6.750% due 05/25/24 "                 1,000,000     939,485
 7.597% due 11/25/24 "                    59,676      60,202
First Nationwide Trust
 6.500% due 05/19/29 " +                 396,195     388,828
General Electric Capital Mortgage
 6.250% due 05/25/29 " +               5,500,000   5,425,235
 6.500% due 05/25/29 "                24,107,750  22,424,426
General Motors Acceptance Corp
 6.700% due 03/15/08 "                 2,200,000   2,158,849
Morgan Stanley Corp
 6.160% due 04/03/14 " ~                 691,864     674,536
Norwest Asset Securities Corp
 7.500% due 03/25/27 "                   880,514     874,311
Residential Accredited Loan Inc
 7.500% due 03/25/27 "                 1,000,000   1,007,415
Residential Funding Corp
 5.222% due 10/25/27 "                   367,078     360,146
Residential Funding Mortgage Sec I
 6.500% due 04/25/29 "                12,500,000  11,619,688
 6.500% due 05/25/29 " +               3,730,000   3,186,217
Resolution Trust Corp
 9.450% due 05/25/24 " +               2,240,368   2,233,793
Salomon Brothers Mortgage Securities
 5.167% due 02/25/27 " +               2,060,314   2,057,096
                                                 -----------
                                                  78,076,451
                                                 -----------

                            Principal    Market
                             Amount       Value
                            ---------    ------
Federal Home Loan Mortgage Corporation - 13.22%
 5.500% due 08/16/29 " #   $48,000,000 $43,335,000
 6.000% due 07/14/19 " #    17,000,000  15,987,990
 6.000% due 07/14/28 " #    55,500,000  52,196,085
 6.000% due 08/01/28 "         978,607     923,950
 6.500% due 09/15/22 "       9,161,000   8,613,077
 6.500% due 11/25/23 "         714,186     636,874
 7.500% due 01/15/23 "      14,340,741  14,687,414
 7.500% due 09/20/26 "       2,441,285   2,451,197
 7.500% due 01/15/27 "       7,501,514   7,473,383
                                       -----------
                                       146,304,970
                                       -----------
Federal Housing Authority - 2.56%
 6.650% due 06/15/02 "       5,140,313   5,250,066
 6.650% due 10/15/40 " # +   8,020,987   8,015,994
 6.770% due 05/01/23 "         181,518     184,500
 6.800% due 01/25/28 "       4,500,000   4,399,718
 7.430% due 08/01/21 "         255,158     260,779
 7.430% due 02/01/23 "         354,357     362,372
 7.430% due 10/01/23 " +     9,728,183   9,811,785
                                       -----------
                                        28,285,214
                                       -----------
Federal National Mortgage Association - 3.32%
 5.831% due 05/01/36 "       8,827,349   8,636,930
 5.850% due 01/25/17 "       5,005,330   5,001,722
 5.948% due 08/01/31 "       4,466,439   4,403,796
 6.000% due 07/14/28 " #     5,000,000   4,696,900
 6.192% due 04/01/27 "       2,979,724   2,986,342
 6.500% due 05/01/06 "       4,515,285   4,491,702
 6.500% due 05/01/07 "         663,101     685,196
 6.640% due 01/01/23 "       2,312,380   2,389,428
 7.092% due 06/01/27 "       2,731,240   2,787,778
 7.145% due 12/01/22 "         601,657     630,457
 7.282% due 11/01/23 "          79,230      81,524
                                       -----------
                                        36,791,775
                                       -----------
Government National Mortgage Association - 4.95%
 6.000% due 06/23/29 " #    12,000,000  11,214,360
 6.125% due 11/20/23 "       5,102,030   5,181,997
 6.125% due 10/20/24 "       1,170,626   1,189,850
 6.125% due 11/20/26 "       6,268,274   6,361,068
 6.125% due 12/20/26 "         739,883     750,778
 6.375% due 03/20/24 "       1,213,510   1,230,973
 6.375% due 02/20/27 "       1,145,617   1,161,208
 6.500% due 01/20/29 "      12,262,120  11,245,725
 6.500% due 09/20/28 "       2,793,570   2,459,144
 6.500% due 08/24/29 " #     4,900,000   4,704,784
 6.500% due 10/01/33 "       3,163,276   3,037,311
 6.625% due 07/20/25 "       1,332,100   1,348,135
 6.625% due 07/20/26 "       4,703,655   4,792,954
 9.000% due 02/15/17 "          55,821      59,240
 9.500% due 08/15/17 "          21,512      23,102
 9.500% due 04/15/18 "           3,109       3,338
 9.500% due 09/15/18 "          48,397      51,969
 10.000% due 05/15/19 "         14,166      15,123
                                       -----------
                                        54,831,059
                                       -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Principal    Market
                                             Amount      Value
                                           ---------    ------
Student Loan Mortgage Association - 1.17%
 5.129% due 06/30/00 "                     $7,400,000  $7,400,000
 5.180% due 04/25/04 "                      1,285,774   1,282,958
 5.285% due 04/25/07 "                      4,250,074   4,243,805
                                                      -----------
                                                       12,926,763
                                                      -----------
Total Mortgage-Backed Securities
 (Cost $362,127,765)                                  357,216,232
                                                      -----------
OTHER ASSET-BACKED SECURITIES - 2.00%
Cedant Mortgage Corporation
 6.911% due 11/18/28 " ~ +                 11,922,775  11,688,045
Countrywide Home Loans
 6.500% due 09/25/13 "                      2,890,888   2,787,640
Greenwich Capital Mortgage
 7.596% due 01/25/22 "                         22,313      22,532
Imperial Savings & Loans
 9.900% due 02/25/18 " +                       45,362      46,553
Ryland Mortgage
 14.000% due 11/25/31 "                        42,196      45,383
Securities Assets Sales Inc
 6.500% due 11/25/25 "                        327,819     327,303
The Money Store
 6.490% due 10/15/26 "                      7,250,000   7,229,881
                                                      -----------
Total Other Asset-Backed Securities
 (Cost $22,561,723)                                    22,147,337
                                                      -----------
U.S. TREASURY INFLATION INDEX BONDS - 4.65%
 3.375% due 01/15/07                        9,327,178   8,948,262
 3.625% due 07/15/02                       35,145,713  34,816,222
 3.875% due 01/15/09                        7,795,780   7,710,518
                                                      -----------
Total U.S. Treasury Inflation Index Bonds
 (Cost $51,726,528)                                    51,475,002
                                                      -----------
U.S. TREASURY NOTES - 6.70%
 5.500% due 05/31/03                        4,200,000   4,167,190
 5.750% due 11/30/02                       16,000,000  16,025,008
 7.250% due 05/15/04                       32,900,000  34,915,125
 7.875% due 11/15/04                       17,500,000  19,113,290
                                                      -----------
Total U.S. Treasury Notes
 (Cost $75,916,499)                                    74,220,613
                                                      -----------

                                                 Market
                              Principal Amount   Value
                              ----------------   ------
FOREIGN BONDS - 6.25%
Argentina - 0.20%
Republic of Argentina
 5.500% due 03/27/01          (Yen)270,000,000 $2,212,758
                                               ----------
                                                2,212,758
                                               ----------
Canada - 0.19%
Newcourt Credit Group
 7.625% due 06/28/01                $3,200,000  2,175,112
                                               ----------
                                                2,175,112
                                               ----------
Chile - 0.68%
Republic of Chile
 6.875% due 04/28/09                 8,000,000  7,535,288
                                               ----------
                                                7,535,288
                                               ----------
Mexican - 2.23%
Banamex
 9.125% due 04/06/00                 2,000,000  2,030,000
Petro Mexicanos FRN
 9.657% due 07/15/05 ~               9,000,000  8,415,000
United Mexican States Bond
 5.750% due 04/07/00 ~              13,200,000 13,050,840
 6.520% due 06/27/02 ~               1,200,000  1,158,000
                                               ----------
                                               24,653,840
                                               ----------
Poland - 0.03%
Poland Par Stepup Brady Bond
 3.000% due 10/27/99                   500,000    295,939
                                               ----------
                                                  295,939
                                               ----------
South Korea - 2.04%
Korea Development Bank
 1.875% due 02/13/02          (Yen)135,000,000  1,099,417
 7.125% due 09/17/01                $3,500,000  3,492,115
 7.900% due 02/01/02                10,100,000 10,209,242
Korea National Housing
 8.437% due 05/23/01                 3,000,000  3,043,731
Republic of Korea
 7.812% due 04/08/00                 4,700,000  4,717,625
                                               ----------
                                               22,562,130
                                               ----------
United Kingdom - 0.88%
Lehman Brothers Holdings PLC
 5.327% due 09/03/02                 9,900,000  9,757,935
                                               ----------
                                                9,757,935
                                               ----------
Total Foreign Bonds
 (Cost $70,043,550)                            69,193,002
                                               ----------


See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
================================================================================

                                                          Principal    Market
                                                            Amount     Value
                                                          ---------    ------
MUNICIPAL BONDS - 0.83%
Long Island Power Authority
 5.250% due 12/01/26                                      $1,500,000 $1,420,773
New York City Taxable `B'
 6.000% due 08/01/01                                       7,900,000  7,809,972
                                                                     ----------
Total Municipal Bonds
 (Cost $9,447,124)                                                    9,230,745
                                                                     ----------
OPTION - 0.16%
Deutsche Bank Swaption - Cash settlement method and
exercisable on 08/18/99
 (The underlying asset is a 5-year option to receive a
 fixed rate of 7.70% and pay floating rate on 3-month US$
 LIBOR - notional amount of $36,700,000 and expiring on
 08/20/04)                                                            1,750,957
                                                                     ----------
Total Option
 (Cost $1,625,810)                                                    1,750,957
                                                                     ----------
                                                                       Value
                                                                       -----
SHORT-TERM INVESTMENTS - 16.27%
COMMERCIAL PAPER - 14.94%
Abbott Laboratories
 5.020% due 07/22/99                                       2,000,000  1,994,143
Ameritech Corp
 4.930% due 07/09/99                                      47,000,000 46,948,509
 4.950% due 07/20/99                                       8,600,000  8,577,533
BellSouth Telecommunications
 4.830% due 07/07/99                                       4,600,000  4,596,297
Campbell Soup Co
 5.140% due 07/09/99                                       1,400,000  1,398,401
Coca Cola
 4.840% due 07/15/99                                       8,500,000  8,484,001
Emerson Electric Co
 5.220% due 07/27/99                                       2,000,000  1,992,460
GE Capital Corp Mtn
 4.950% due 07/07/99                                      11,700,000 11,690,348
Hansol Paper Swap
 7.078% due 08/09/99                                         600,000    600,166
KFW International Financial
 5.040% due 07/08/99                                      23,000,000 22,977,460
National Rural Utilities Corp
 4.800% due 07/19/99                                         900,000    897,840
Oesterreich Komm Mag
 4.850% due 07/02/99                                       8,000,000  7,998,922
Proctor & Gamble
 4.820% due 07/12/99                                       4,600,000  4,593,225
 4.860% due 07/13/99                                       4,900,000  4,892,062
 5.020% due 07/20/99                                      22,100,000 22,041,447
Shell Oil Co
 5.040% due 07/09/99                                      10,700,000 10,688,016
United Parcel Service
 5.200% due 07/01/99                                       3,100,000  3,100,000

                                                   Principal
                                                     Amount       Value
                                                   ---------      -----
US West Capital Fund
 5.960% due 03/24/00 ~                             $2,100,000     $2,007,220
                                                              --------------
Total Commercial Paper                                           165,478,050
                                                              --------------
U.S. TREASURY BILLS - 0.70%
 4.525% due 09/16/99 **                               270,000        267,367
 4.550% due 09/16/99 **                               985,000        975,414
 4.650% due 09/16/99 **                             6,540,000      6,476,215
                                                              --------------
Total U.S. Treasury Bills                                          7,718,996
                                                              --------------
SECURITIES HELD UNDER REPURCHASE AGREEMENTS - 0.63%
Daiwa Securities America
 4.680% due 07/01/99
 (Dated 6/30/99; repurchase price
 of $5,000,653; collateralized by U.S. Treasury
 Bills--market value $5,192,113 and due 12/02/99)   5,000,000      5,000,000
State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 6/30/99; repurchase price
 of $1,979,236; collateralized by U.S. Treasury
 Notes--market value $2,115,249 and due 05/31/01)   1,978,582      1,978,582
                                                              --------------
Total Securities Held Under Repurchase Agreements                  6,978,582
                                                              --------------
Total Short-Term Investments
 (Cost $180,176,191)                                             180,175,628
                                                              --------------
TOTAL MANAGED BOND PORTFOLIO
 (COST $1,117,129,463)                                        $1,107,120,176
                                                              --------------


See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $7,718,996 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                 Unrealized
                                    Number of   Appreciation
               Type                 Contracts  (Depreciation)
-------------------------------------------------------------
90-Day Eurodollar Futures (3/00)         86           $23,498
90-Day LIBOR Futures (3/00)             133           (45,138)
Gov't of Japan 10-Year Bonds (9/99)      35         1,126,441
U.S. Treasury 5-Year Notes (9/99)       699           708,908
U.S. Treasury 10-Year Notes (9/99)    1,067          (208,347)
U.S. Treasury 30-Year Bonds (9/99)    1,290          (507,833)
                                               --------------
                                                   $1,097,529
                                               --------------

(b) Transactions in options for the period ended June 30, 1999 were as follows:

                                    Number of
                                    Contracts         Premium
                                    -------------------------
Outstanding, December 31, 1998          183           $33,814
Options Written                       2,635         1,221,319
Options Exercised                       139           113,613
Options Expired                       1,295           440,120
                                    -------------------------
Outstanding, June 30, 1999            1,384          $701,400
                                    -------------------------

(c) Forward foreign currency contracts outstanding at June 30, 1999, were summarized as follows:

                                    Principal
               Contracts              Amount
               to Buy or Expiration Covered by    Unrealized
     Type       to Sell    Month    Contracts    Appreciation
-------------------------------------------------------------
     DM          Sell       5/00    $2,307,003         $6,495
     JY          Sell       7/99     4,897,657         46,559
                                               --------------
                                                      $53,054
                                               --------------

   Principal amount denoted in the indicated currency:
    DM- German Mark
    JY- Japanese Yen
(d) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                 $1,117,129,463
                                               --------------
Aggregate gross unrealized appreciation for
all investments n which there was an excess
of value over tax cost                             $2,951,914
Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                            (12,961,201)
                                               --------------
Net unrealized depreciation                      ($10,009,287)
                                               --------------


See Notes to Financial Statements

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Principal    Market
                                        Amount     Value
                                      ---------    ------
CORPORATE BONDS & NOTES - 13.09%
Financial Services - 12.52%
Asian Development Bank
 5.820% due 06/16/28                  $2,050,000 $1,956,992
Associates Corp North America
 5.120% due 05/17/02 +                 8,500,000  8,494,696
 6.780% due 04/23/01                   1,100,000  1,110,164
Bayer Landesbk Range FRN
 6.170% due 05/17/00 +                 4,000,000  3,959,375
CIT Group Holding
 5.875% due 06/18/01                   4,100,000  4,066,208
Dresdner Funding Trust
 8.151% due 06/30/31 ~                 4,500,000  4,320,891
First USA Bank NA
 6.125% due 06/25/01                  10,000,000  9,992,000
Gecc Range FRN
 6.320% due 05/19/00 +                 8,500,000  8,426,422
Key Bank NA
 6.051% due 04/24/03                   4,500,000  4,419,000
Merrill Lynch & Co FRN
 5.050% due 09/25/00                   2,900,000  2,902,916
Morgan JP & Co Inc
 5.750% due 02/25/04                   4,000,000  3,860,224
Morgan Stanley Dean Witter
 5.625% due 01/20/04                   3,800,000  3,652,602
                                                 ----------
                                                 57,161,490
                                                 ----------
Technology - 0.57%
TCI Communications Inc FRN
 5.985% due 09/11/00                   2,600,000  2,591,342
                                                 ----------
                                                  2,591,342
                                                 ----------
Total Corporate Bonds & Notes
 (Cost $60,541,124)                              59,752,832
                                                 ----------
CONVERTIBLE CORPORATE BOND - 0.28%
Financial Services - 0.28%
Federal Home Loan Bank FRN
 4.841% due 02/15/02                   1,300,000  1,267,968
                                                 ----------
Total Convertible Corporate Bond
 (Cost $1,271,221)                                1,267,968
                                                 ----------
MORTGAGE-BACKED SECURITIES - 45.01%
Collateralized Mortgage Obligations - 5.50%
Bear Stearns Mortgage Securities Inc
 7.000% due 03/25/27 "                 1,000,000    964,105
Citibank 1988-2
 8.000% due 07/25/18 " +                   9,003      9,096
First Nationwide Trust
 6.500% due 05/19/29 " +                 198,098    194,414
 6.750% due 07/25/29 " +               2,972,247  2,862,653

                                      Principal    Market
                                       Amount      Value
                                      ---------    ------
GE Capital Mortgage
 5.500% due 02/25/09 "                  $502,262   $499,402
Imperial Savings & Loans
 8.848% due 07/25/17 "                    10,211     10,178
 9.900% due 02/25/18 " +                  45,362     46,553
NationsLink Funding Corp
 5.252% due 04/10/07 "                 5,828,973  5,830,925
 5.805% due 02/10/01 "                 5,557,051  5,553,745
PNC Mortgage Securities
 6.250% due 01/25/29 " +               4,444,377  4,135,826
Prudential Home Mortgage Securities
 6.600% due 08/25/23 "                 1,411,524  1,405,532
Residential Accredited Loans Inc
 7.500% due 03/25/27 "                 3,000,000  3,022,245
Residential Funding Corp
 7.701% due 03/25/25 " +                  80,472     82,228
Residential Funding Mortgage Sec I
 6.500% due 04/25/29 "                   500,000    464,788
                                                 ----------
                                                 25,081,690
                                                 ----------
Federal Home Loan Mortgage Corporation - 9.17%
 5.800% due 06/15/19 "                 1,014,258  1,012,037
 6.000% due 05/12/00 " +               4,500,000  4,443,047
 6.000% due 12/15/17 "                 2,104,885  2,095,340
 6.000% due 07/14/28 " #              23,950,000 22,524,257
 6.045% due 12/01/02 "                   700,000    700,987
 6.250% due 11/15/15 "                 6,793,900  6,821,992
 6.500% due 08/15/23 "                 4,278,668  4,274,646
                                                 ----------
                                                 41,872,306
                                                 ----------
Federal Housing Authority - 2.87%
 6.550% due 07/15/40 " +              12,442,000 12,508,500
 6.750% due 02/01/08 "                     1,771      1,764
 7.400% due 07/25/19 " +                 433,922    441,921
 7.430% due 07/01/21 "                   171,291    172,093
                                                 ----------
                                                 13,124,278
                                                 ----------
Federal National Mortgage Association - 2.66%
 5.769% due 08/01/17 "                 2,029,843  1,973,963
 5.810% due 02/01/17 "                   485,477    479,069
 5.811% due 06/01/18 "                   135,172    133,355
 5.812% due 03/01/24 "                   132,120    129,983
 5.812% due 08/01/24 "                   396,377    389,967
 5.812% due 07/01/26 "                   139,207    136,716
 5.812% due 10/01/27 "                   159,809    156,832
 5.812% due 11/01/27 "                   652,140    639,991
 5.900% due 03/01/18 "                 1,797,208  1,749,981
 6.000% due 12/25/08 "                   544,057    543,034
 6.375% due 06/15/09 " +               4,000,000  3,953,750
 6.578% due 01/01/25 "                   493,888    510,345
 7.000% due 08/18/21 "                   920,054    923,805
 7.145% due 12/01/22 "                   396,096    415,057
                                                 ----------
                                                 12,135,848
                                                 ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Principal    Market
                                      Amount      Value
                                    ---------    ------
Government National Mortgage Association - 22.74%
 5.650% due 10/20/18 "              $5,304,973  $5,186,805
 6.125% due 10/20/24 "                 780,417     793,233
 6.125% due 11/20/26 "               1,067,546   1,083,350
 6.125% due 12/20/26 "                 739,883     750,778
 6.375% due 02/20/25 "                 781,185     793,541
 6.375% due 01/20/27 "               1,160,360   1,178,894
 6.500% due 07/21/28 " #            16,890,000  16,243,451
 6.500% due 09/20/28 "               3,132,491   2,757,492
 6.500% due 08/24/29 " #            69,100,000  66,347,056
 6.500% due 10/01/33 "               3,646,640   3,501,427
 6.625% due 09/20/22 "               2,126,314   2,155,912
 6.625% due 09/20/23 "                  92,891      94,126
 6.625% due 07/20/25 "               1,695,400   1,715,808
 6.875% due 05/20/23 "                 156,101     157,518
 6.875% due 05/20/26 "                 910,264     917,805
 9.000% due 01/15/17 "                  87,715      93,088
                                               -----------
                                               103,770,284
                                               -----------
Stripped Mortgage-Backed Securities - 0.01%
Federal Home Loan Mortgage Corp (Interest Only)
 6.500% due 09/15/18 "                 576,640      45,074
                                               -----------
                                                    45,074
                                               -----------
Student Loan Mortgage Association - 2.06%
 5.115% due 10/25/04 "               1,470,481   1,466,577
 5.129% due 06/30/00 "               5,700,000   5,692,704
 5.180% due 04/25/04 "                 642,887     641,479
 5.285% due 04/25/07 "               1,615,028   1,612,646
                                               -----------
                                                 9,413,406
                                               -----------
Total Mortgage-Backed Securities
 (Cost $207,201,947)                           205,442,886
                                               -----------
OTHER ASSET-BACKED SECURITIES - 19.99%
Americredit Automobile Receivables
 5.304% due 10/12/02 "               5,700,000   5,690,624
Banc One Auto Grantor Trust
 6.290% due 07/20/04 "               2,985,592   2,999,371
Banc One Home Equity Trust
 6.460% due 06/25/12 " +             6,400,000   6,392,705
Centre Re 1999
 6.715% due 02/01/09 " ~ +           9,400,000   9,035,750
Champion Home Loan Trust
 7.361% due 05/25/28 "                 926,624     940,677
Contimortgage Home Equity Loans
 5.066% due 06/15/28 "               1,909,958   1,907,408
 6.150% due 03/15/11 "               3,499,973   3,503,806
Countrywide
 5.161% due 08/15/25 " +             1,800,000   1,800,000
 6.832% due 03/25/24 "                  99,423     100,314
 7.597% due 11/25/24 "                  59,676      60,202
EQCC Home Equity Loan Trust
 5.770% due 05/20/10 "               3,630,103   3,621,917

                                           Principal   Market
                                            Amount     Value
                                           ---------   ------
Financial Asset Securities Corp
 6.500% due 04/16/03 " ~ +                  $249,596   $249,517
First Plus Home Loan Trust
 6.040% due 10/10/13 "                     6,263,000  6,268,543
Greenwich Capital Mortgage
 7.596% due 01/25/22 "                        33,470     33,798
Home Savings
 5.606% due 05/25/27 " +                     270,192    265,378
IKON Receivables
 5.600% due 05/15/05 "                     5,900,000  5,881,563
Mellon Residential Funding Corp
 6.460% due 06/30/29 " +                   6,000,000  5,987,813
Option One Mortgage Loan Trust
 5.437% due 02/25/29 "                     9,531,933  9,383,305
Premium Auto Trust
 5.510% due 07/08/01 "                     4,100,000  4,101,169
Residential Asset Securities Corp
 5.075% due 12/25/13 "                     3,900,431  3,901,036
Ryland Mortgage
 5.000% due 11/25/31 " +                      75,120     71,269
 6.214% due 10/01/27 " +                   1,012,701  1,013,334
Ryland Sec (First Nationwide Trust)
 6.748% due 10/25/18 "                       287,711    286,858
Salomon Brothers Mortgage Securities
 5.167% due 02/25/27 " +                   1,030,157  1,028,548
 5.350% due 06/25/29 " +                   4,400,000  4,400,000
Southern Pacific Secured Assets Co
 5.108% due 06/25/28 " +                   1,960,452  1,951,992
The Money Store Home Equity
 6.040% due 08/15/17 "                     5,631,141  5,634,773
 6.205% due 03/15/12 "                     1,494,268  1,492,990
WFS Financial Owner Trust
 6.250% due 03/20/03 "                     3,200,000  3,220,560
                                                     ----------
Total Other Asset-Backed Securities
 (Cost $91,235,444)                                  91,225,220
                                                     ----------
U.S. TREASURY INFLATION INDEX BONDS - 2.72%
 3.375% due 01/15/07                       2,391,793  2,294,626
 3.625% due 07/15/02                       8,289,977  8,212,259
 3.875% due 01/15/09                       1,922,707  1,901,679
                                                     ----------
Total U.S. Treasury Inflation Index Bonds
 (Cost $12,477,516)                                  12,408,564
                                                     ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
================================================================================

                               Principal    Market
                                 Amount     Value
                               ---------    ------
U.S. TREASURY NOTES - 0.64%
 5.500% due 05/31/03           $1,600,000 $1,587,501
 5.750% due 11/30/02              400,000    400,625
 7.250% due 05/15/04              900,000    955,125
                                          ----------
Total U.S. Treasury Notes
 (Cost $3,008,184)                         2,943,251
                                          ----------
                                            Value
                                            -----
SHORT-TERM INVESTMENTS - 18.27%
COMMERCIAL PAPER - 15.93%
Ameritech Corp
 4.840% due 07/09/99              200,000    199,785
BellSouth Telecommunication
 4.830% due 07/07/99            8,300,000  8,293,319
 4.950% due 07/08/99            5,400,000  5,394,813
Coca Cola
 4.880% due 07/16/99            2,400,000  2,395,120
Emerson Electric Co
 4.880% due 07/06/99            1,900,000  1,898,712
 4.930% due 07/08/99              200,000    199,808
 4.950% due 07/12/99            1,800,000  1,797,278
Ford Motor Credit
 4.790% due 07/27/99           11,000,000 10,961,946
General Electric Capital Corp
 4.790% due 07/16/99            3,000,000  2,994,013
 4.950% due 07/07/99              700,000    699,423
General Motors Accept Co
 4.790% due 07/08/99            3,000,000  2,997,206
IBM Corp
 4.980% due 07/15/99            6,000,000  5,988,380
Kellogg Co
 4.950% due 07/08/99              500,000    499,519
KFW International Financial
 4.770% due 07/19/99            2,500,000  2,494,038
Oesterreich Komm Mag
 4.850% due 07/02/99            4,700,000  4,699,367
 4.870% due 07/01/99            3,800,000  3,800,000
Proctor & Gamble
 4.920% due 07/14/99            2,800,000  2,795,025
 4.940% due 07/15/99            3,700,000  3,692,892
Shell Oil Co
 4.950% due 07/19/99            6,200,000  6,184,655
 5.040% due 07/09/99            1,800,000  1,797,984
Texas Utilities
 5.240% due 01/21/00 ~          1,200,000  1,162,464
United Parcel Service
 5.200% due 07/01/99            1,761,000  1,761,000
                                          ----------
Total Commercial Paper                    72,706,747
                                          ----------
U.S. TREASURY BILLS - 0.62%
 4.525% due 09/16/99 **           160,000    158,440
 4.550% due 09/16/99 **           630,000    623,869
 4.570% due 09/16/99 **           100,000     98,963
 4.650% due 09/16/99 **         1,940,000  1,921,079
                                          ----------
Total U.S. Treasury Bills                  2,802,351
                                          ----------

                                                        Principal
                                                          Amount      Value
                                                        ---------     -----
SECURITIES HELD UNDER REPURCHASE AGREEMENTS - 1.72%
Daiwa Securities America
 4.680% due 07/01/99
 (Dated 06/30/99; repurchase price
 of $1,500,196; collateralized by U.S.
 Treasury Notes--market value
 $1,537,513 and due 12/31/01)                           $1,500,000   $1,500,000
State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 06/30/99; repurchase price
 of $6,338,193; collateralized by U.S.
 Treasury Notes--market value
 $6,407,842 and due 03/31/03)                            6,362,853    6,362,853
                                                                   ------------
Total Securities Held Under Repurchase
 Agreements                                                           7,862,853
                                                                   ------------
Total Short-Term Investments
 (Cost $83,374,032)                                                  83,371,951
                                                                   ------------
TOTAL GOVERNMENT SECURITIES PORTFOLIO
 (COST $459,109,468)                                               $456,412,672
                                                                   ------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $2,445,868 have been segregated with the custodian to cover margin requirements for the following open interest rate futures contracts at June 30, 1999:

                                                                           Unrealized
                                                  Number of               Appreciation
               Type                               Contracts              (Depreciation)
-------------------------------------------------------------------------------------------
90-Day LIBOR Futures (3/00)                           36                       ($12,397)
Gov't of Japan 10-Year Bonds (9/99)                   10                        310,792
U.S. Treasury 5-Year Notes (9/99)                    300                        (49,788)
U.S. Treasury 10-Year Notes (9/99)                   647                        437,137
U.S. Treasury 30-Year Bonds (9/99)                   375                        (10,929)
                                                                               --------
                                                                               $674,815
                                                                               --------

(b) Transactions in options for the period ended June 30, 1999 were as follows:

                                                  Number of
                                                  Contracts                     Premium
                                                  -----------------------------------------
Outstanding, December 31, 1998                        46                         $8,378
Options Written                                      674                        317,449
Options Exercised                                     34                         27,083
Options Expired                                      282                         97,684
                                                  -----------------------------------------
Outstanding, June 30, 1999                           404                       $201,060
                                                  -----------------------------------------

(c) Forward foreign currency contracts outstanding at June 30, 1999, were summarized as follows:

                                       Principal
          Contracts                      Amount
          to Buy or     Expiration     Covered by     Unrealized
 Type      to Sell        Month        Contracts     Depreciation
------------------------------------------------------------------
  JY        Sell           7/99         $456,384        ($964)
                                                     --------

              Principal amount denoted in the indicated currency:
                   JY - Japanese Yen

(d) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $459,109,468
                                                                ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                 $666,935

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value               (3,363,731)
                                                                ------------
Net unrealized depreciation                                      ($2,696,796)
                                                                ------------

See Notes to Financial Statement

PACIFIC SELECT FUND
GROWTH PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Market
                                       Shares    Value
                                       ------    ------
COMMON STOCKS - 95.78%
Autos & Transportation - 7.09%
Arctic Cat Inc                         132,000 $1,179,750
Bandag Inc                              63,000  2,185,313
Borg-Warner Automotive Inc              38,300  2,106,500
Circle International Group              70,000  1,531,250
Hayes Lemmerz International Inc *       45,000  1,321,875
Hub Group Inc `A' *                     62,000  1,391,125
Jevic Transportation *                 155,000  2,150,625
Midway Airlines Corp *                  86,100    882,525
MS Carriers Inc *                       57,600  1,708,200
Oshkosh Truck Corp                       9,000    452,813
Polaris Industries Inc                 107,500  4,676,250
Standard Products Co                    54,500  1,396,563
                                               ----------
                                               20,982,789
                                               ----------
Consumer Discretionary - 18.13%
Acclaim Entertainment Inc *             66,400    423,300
AdForce Inc                             29,000    681,500
Alloy Online *                          18,900    216,169
Alyn Corp *                            209,500    654,688
Applied Graphics Technologies Inc *     95,800  1,209,475
Authentic Fitness Corp                  70,000  1,225,000
Banta Corp                              85,500  1,795,500
BHC Communications `A'                  12,200  1,586,000
Big City Radio Inc *                    39,100    141,738
Citadel Communications Corp *           76,600  2,771,963
CKE Restaurants Inc                     61,000    991,250
CSK Auto Corp *                         67,000  1,809,000
Dollar Thrifty Automotive Group Inc *  145,000  3,371,250
Egghead Disc Software *                 86,000    962,125
Globalstar Telecommunications *         68,232  1,582,130
Harrahs Entertainment Inc *            113,500  2,497,000
Hollinger International `A'            121,400  1,441,625
Intrawest Corp                         257,300  3,939,906
Korn Ferry International *              50,000    850,000
Libbey Inc                              75,000  2,175,000
Lojack Corp *                          150,000  1,256,250
Midway Games Inc *                     145,000  1,875,938
Novell Denim Holdings Ltd *            138,300  1,119,366
Nu Skin Asia Pacific *                  86,300  1,720,606
Online Resources & Comms `C' *          20,000    271,250
Pixar *                                 23,700  1,022,063
Realty Information Group *              56,000  2,436,000
RPM Inc                                 70,000    993,125
Ruby Tuesday Inc                        50,000    950,000
Sizzler International Inc              183,800    413,550
SportsLine USA Inc *                    29,300  1,051,138
Steiner Leisure Ltd *                   34,000  1,030,625
Stride Rite Corp                       105,000  1,082,813
Tefron Ltd *                           152,000  1,596,000
The Topps Co Inc                       172,000  1,252,375
White Cap Industries *                 121,900  1,439,944

                                                Market
                                      Shares    Value
                                      ------    ------
Williams-Sonoma Inc *                  32,000 $1,114,000
Young & Rubicam Inc                     9,900    449,831
Young Broadcasting Corp `A' *          53,000  2,255,813
                                              ----------
                                              53,655,306
                                              ----------
Consumer Staples - 1.58%
Firearms Training Systems *            44,400     40,238
Fresh Del Monte Produce Inc *         110,700  1,563,638
Nature's Sunshine Products Inc         58,800    617,400
Robert Mondavi `A' *                   44,800  1,629,600
Seminis Inc `A' *                      55,000    828,438
                                              ----------
                                               4,679,314
                                              ----------
Financial Services - 9.39%
AmeriCredit Corp *                    172,000  2,752,000
Banco Santander Puerto Rico            38,500    695,406
Bank United Corp *                     48,000  1,929,000
Coast Federal Lit Contg-cvr *          51,000     54,188
Community First Bankshares Inc        120,000  2,865,000
Community Savings Bankshares Inc      204,269  2,578,896
Credit Acceptance Corp *              151,900    911,400
DLJdirect *                             9,300    274,350
ESG Re Ltd                             51,500    772,500
Fidelity Bankshares Inc                47,000    752,000
Fidelity National Financial Inc        85,000  1,785,000
Gabelli Asset Management Inc *         60,000    948,750
Harbor Florida Bancshares Inc         143,000  1,751,750
Harleysville Group Inc                 90,000  1,845,000
Imperial Credit Comm Mtg Invest Corp  143,000  1,546,188
Medallion Financial Corp               50,000    953,125
Meristar Hospitality Corp             105,200  2,360,425
NYMagic                                28,000    437,500
Pacific Bank N.A.                      24,600    468,938
Peoples Heritage Financial bank        96,000  1,806,000
Wit Capital Group *                     8,800    299,200
                                              ----------
                                              27,786,616
                                              ----------
Health Care - 8.70%
Alterra Healthcare Corp *              29,900    411,125
Assisted Living Concepts Inc *        267,000    767,625
Cardiac Pathways Corp *                13,700     12,844
COR Therapeutics *                    140,000  2,065,000
Gilead Sciences Inc *                  80,000  4,180,000
Heska Corp *                          125,000    289,063
Lifepoint Hospitals *                  72,000    967,500
Millennium Pharmaceuticals *          152,400  5,486,400
Natrol Inc *                          110,000    825,000
Novoste Corp *                         65,000  1,365,000
Ocular Science Inc *                   95,000  1,650,625
Orthodontic Centers of America *       50,000    706,250
Protein Design Labs Inc *              40,000    887,500
Quintiles Transnational Corp *         26,000  1,092,000
Sunrise Assisted Living Inc *          36,000  1,255,500
Triad Hospitals Inc *                  88,000  1,188,000
Wesley Jessen Visioncare *             80,000  2,590,000
                                              ----------
                                              25,739,432
                                              ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares    Value
                                 ------    ------
Materials & Processing - 7.94%
Caraustar Industries Inc          70,500 $1,740,469
CB Richard Ellis Services *       69,700  1,733,788
Comfort Systems USA Inc *         84,000  1,512,000
Corn Products International Inc  188,700  5,743,556
H.B. Fuller Co                    29,400  2,010,225
Insignia Financial Group Inc *   145,000  1,522,500
Ionics Inc *                       7,000    255,500
Ivex Packaging Corp *            120,500  2,651,000
OM Group Inc                      42,000  1,449,000
Optical Coating Laboratory        41,500  3,470,438
Spartech Corp                     27,600    872,850
Trammell Crow Co *                32,300    530,931
                                         ----------
                                         23,492,257
                                         ----------
Other Energy - 6.09%
Benton Oil & Gas *               115,100    230,200
Dynegy Inc                       233,000  4,747,374
Eastern Enterprises               50,000  1,987,500
Louis Dreyfus Natural Gas *      120,000  2,587,500
Midcoast Energy Resources        112,500  1,814,063
R&B Falcon Corp *                 72,000    675,000
Ranger Oil Ltd                   200,000    987,500
Rowan Cos Inc *                  115,000  2,120,313
Valero Energy Corp                80,000  1,715,000
Vintage Petroleum Inc            107,200  1,152,400
                                         ----------
                                         18,016,850
                                         ----------
Producer Durables - 14.35%
Aspect Telecommunications *      102,000    994,500
Credence Systems Corp *           90,000  3,341,250
Cymer Inc *                      130,200  3,255,000
Etec Systems Inc *               100,700  3,348,274
Holophane Corp *                  87,850  3,349,281
Kulicke & Soffa Industries *     145,000  3,887,812
Lam Research Corp *               48,000  2,241,000
Novellus Systems Inc *            60,000  4,095,000
Pentair Inc                       74,700  3,417,525
Photronics Inc *                  80,000  1,960,000
Polycom Inc *                     75,000  2,925,000
Rayovac Corp *                    72,800  1,651,650
Silicon Valley Group Inc *        93,000  1,563,563
SpeedFam-IPEC Inc *               49,700    798,306
Superior Telecom Inc              65,000  1,625,000
Teleflex Inc                      34,800  1,511,625
Veeco Instruments Inc *           50,000  1,700,000
Wesco International Inc *         40,000    820,000
                                         ----------
                                         42,484,786
                                         ----------

                                                Market
                                       Shares    Value
                                       ------   ------
Technology - 15.60%
About.Com Inc *                        12,200    $632,875
Ariba Inc *                             4,500     437,625
Backweb Technologies Ltd *             12,500     342,188
BE Semiconductor *                     52,500     538,125
Brightstar Information Technology *   100,000     437,500
Brocade Communications *                3,200     308,600
Cambridge Technology Partners Inc *    47,000     825,438
Carrier Access Corp *                  68,000   2,979,250
C-Cube Microsystems Inc *             146,000   4,626,375
Epicor Software Corp *                172,900   1,285,943
Extreme Networks Inc *                 15,000     870,937
GaSonics International Corp *         190,000   2,660,000
Indus International Inc *             114,000     491,624
Juniper Networks Inc *                  4,800     715,200
Macromedia Inc *                      179,500   6,327,374
Mail.com Inc *                         35,900     675,368
Onemain.Com Inc *                      60,300   1,424,587
Peregrine Systems Inc *               230,000   5,908,124
Remedy Corp *                         107,000   2,875,624
Renaissance Worldwide Inc *           250,000   1,992,187
Sapient Corp *                         31,500   1,783,687
Security Dynamics Technologies Inc *  171,000   3,633,750
Sensormatic Electronics               106,600   1,485,737
Stamps.com Inc *                        9,300     162,750
Structural Dynamics Research Corp *    63,047   1,170,310
Tier Technologies Inc `B' *            90,000     630,000
WorldGate Communication Inc *          18,200     932,750
                                              -----------
                                               46,153,928
                                              -----------
Utilities - 6.91%
Adelphia Communications Corp `A' *     28,000   1,781,500
ICG Communications *                  173,000   3,697,874
Jones Intercable Inc `A'              149,800   7,340,200
KN Energy Inc                          51,400     687,474
Time Warner Telecommunications `A' *   15,000     435,000
Viatel Inc *                          116,000   6,510,500
                                              -----------
                                               20,452,548
                                              -----------
Total Common Stocks
 (Cost $241,910,788)                          283,443,826
                                              -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GROWTH PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   Principal
                                                    Amount       Value
                                                   ---------     -----
SHORT-TERM INVESTMENT - 4.22%
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.22%
State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 6/30/99, repurchase price
 of $12,489,214; collateralized by U.S.
 Treasury Notes--market value
 $12,742,375 and due 05/31/01)                    $12,487,425  $12,487,425
                                                              ------------
Total Securities Held Under Repurchase Agreement                12,487,425
                                                              ------------
Total Short-Term Investment
 (Cost $12,487,425)                                             12,487,425
                                                              ------------
TOTAL GROWTH PORTFOLIO
 (COST $254,398,213)                                          $295,931,251
                                                              ------------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $254,398,213
                                                                ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $73,174,754
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                 (31,641,716)
                                                                ------------
Net unrealized appreciation                                      $41,533,038
                                                                ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares    Value
                                 ------    ------
COMMON STOCKS - 92.48%
Autos & Transportation - 5.25%
Continental Airlines `B'         210,100 $7,905,013
Knightsbridge Tankers Ltd *       75,000  1,312,500
Northwest Airlines Corp `A' *    100,000  3,250,000
OMI Corp *                       625,000  1,289,063
Teekay Shipping                  123,000  2,167,875
                                         ----------
                                         15,924,451
                                         ----------
Consumer Discretionary - 18.85%
Autonation Inc *                 160,000  2,850,000
Brass Eagle Inc *                208,700  3,913,125
Budget Group Inc `A' *            20,000    246,250
CYRK Inc *                       199,200  1,207,650
Ethan Allen Interiors Inc        135,000  5,096,250
Genesis Direct Inc *             189,500    355,313
Hearst-Argyle Television Inc *   145,000  3,480,000
Limited Inc                      200,000  9,075,000
Loews Corp                        10,000    791,250
MGM Grand Inc *                  163,100  7,991,900
Nielsen Media Research           295,000  8,628,750
R.H. Donnelley Corp              125,000  2,445,313
Royal Caribbean Cruises Inc       20,000    875,000
Stanley Works                     60,000  1,931,250
Starbucks Corp *                  33,300  1,250,831
Sun International Hotels Ltd *   125,000  5,593,750
Tommy Hilfiger *                  20,000  1,470,000
                                         ----------
                                         57,201,632
                                         ----------
Consumer Staples - 3.97%
Food Lion `A' Inc                425,800  5,056,375
Grand Union Co *                 319,500  3,454,594
Lunar Corp *                     100,000    787,500
U.S. Foodservice Inc *            65,000  2,770,625
                                         ----------
                                         12,069,094
                                         ----------
Financial Services - 16.76%
ACE Ltd *                         25,000    706,250
Boston Properties Inc             85,000  3,049,375
CNA Financial Corp *              50,000  2,015,625
Everest Reinsurance Holdings     120,000  3,915,000
E.W. Blanch Holdings Inc          70,000  4,773,125
Fiserv Inc *                     139,850  4,379,053
Gallagher (Arthur J) & Co         55,000  2,722,500
Legg Mason Inc                   120,000  4,620,000
MBIA Inc                          76,300  4,940,425
Pinnacle Holdings Inc *          100,000  2,450,000
Policy Management Systems *      245,300  7,359,000
Radian Group Inc                 150,400  7,341,400
Sovereign Bancorp Inc            199,500  2,418,937
TheStreet.Com *                    5,000    180,000
                                         ----------
                                         50,870,690
                                         ----------

                                                Market
                                      Shares    Value
                                      ------    ------
Health Care - 9.81%
Acuson Corp *                         120,400 $2,069,375
Algos Pharmaceuticals Corp *          100,000  2,206,250
Barr Laboratories Inc *                55,000  2,193,125
Datascope Corp *                      200,000  6,425,000
Dura Pharmaceuticals Inc *            150,000  1,790,625
Genzyme General *                      50,000  2,425,000
Genzyme Surgical Products *             8,951     39,437
Health Management Associations *       85,000    956,250
Hooper Holmes Inc                      45,600    929,100
Human Genome Sciences Inc *            20,000    790,000
Millennium Pharmaceuticals *           40,000  1,440,000
St. Jude Medical Inc                   50,000  1,781,250
STERIS Corp *                         300,000  5,812,500
Tenet Healthcare Corp *                50,000    928,125
                                              ----------
                                              29,786,037
                                              ----------
Integrated Oils - 1.46%
Kerr-McGee Corp                        88,300  4,431,556
                                              ----------
                                               4,431,556
                                              ----------
Materials & Processing - 11.06%
American Standard Co *                121,200  5,817,600
Georgia Gulf Corp                     120,000  2,025,000
Louisiana-Pacific Corp                250,000  5,937,500
Lyondell Chemical Co                  200,400  4,133,250
Martin Marietta Materials             170,000 10,030,000
Masco Corp                             10,000    288,750
Newhall Land & Farming                 80,300  1,977,387
Unifi Inc                             157,800  3,353,250
                                              ----------
                                              33,562,737
                                              ----------
Other Energy - 1.82%
Brown (Tom) Inc *                     150,000  2,334,375
Diamond Offshore Drilling                 100      2,838
Louis Dreyfus Natural Gas *           148,000  3,191,250
                                              ----------
                                               5,528,463
                                              ----------
Technology - 9.70%
Ceridian Corp *                       200,000  6,537,500
Micron Technology Inc                  40,000  1,612,500
Millicom International Cellular SA *   54,000  1,701,000
Novell Inc *                          300,000  7,950,000
Scientific-Atlanta                    130,000  4,680,000
Seagate Technology *                  200,000  5,125,000
Sterling Commerce *                    50,000  1,825,000
                                              ----------
                                              29,431,000
                                              ----------
Utilities - 13.80%
Cablevision Systems Corp `A'          105,000  7,350,000
Global Telesystems Group Inc *         63,000  5,103,000
Hyperion Telecomm Inc `A' *           244,900  4,607,181
NEXTEL Communications Inc `A' *       150,000  7,528,125

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Shares    Market Value
                                    ------    ------------
NTL Inc *                             101,900   $8,782,506
RCN Corp *                             40,000    1,665,000
US Cellular Corp *                     34,600    1,851,100
Viatel Inc *                           20,000    1,122,500
Voicestream Wireless *                 70,000    1,990,625
Western Wireless `A' *                 70,000    1,890,000
                                              ------------
                                                41,890,037
                                              ------------
Total Common Stocks
 (Cost $256,731,180)                           280,695,697
                                              ------------
FOREIGN COMMON STOCKS - 2.05%
Canada - 1.38%
Clearnet Communications `A' *         300,000    4,181,250
                                              ------------
                                                 4,181,250
                                              ------------
Norway - 0.67%
Stolt Comex Seaway SA *               188,950    2,031,213
                                              ------------
                                                 2,031,213
                                              ------------
Total Foreign Common Stocks
 (Cost $5,762,819)                               6,212,463
                                              ------------
                                   Principal
                                    Amount       Value
                                   ---------     -----
SHORT-TERM INVESTMENT - 5.47%
State Street Bank Cayman Islands
 4.500% due 07/01/99              $16,593,000   16,593,000
                                              ------------
Total Short-Term Investment
 (Cost $16,593,000)                             16,593,000
                                              ------------
TOTAL AGGRESSIVE EQUITY PORTFOLIO
 (COST $279,086,999)                          $303,501,160
                                              ------------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                $279,086,999
                                                              ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $47,006,386
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value            (22,592,225)
                                                              ------------
Net unrealized appreciation                                    $24,414,161
                                                              ------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                              Shares      Value
                              ------     ------
COMMON STOCKS - 84.26%
Autos & Transportation - 0.91%
Federal-Mogul Corp             361,420 $18,793,840
                                       -----------
                                        18,793,840
                                       -----------

Consumer Discretionary - 30.27%

Amazon.Com Inc *             1,038,350 129,923,544
America Online Inc *           184,241  20,358,631
AT&T Liberty Media `A' *     3,155,428 115,961,979
Costco Cos Inc *               223,055  17,858,341
Doubleclick Inc *              330,085  30,285,298
eBay Inc *                     287,465  43,407,216
Exodus Communications Inc *    257,030  30,827,536
Lamar Advertising Co *         328,910  13,464,753
Outdoor Systems Inc *          602,617  21,995,521
Penton Media Inc               257,112   6,234,966
Staples Inc *                  542,037  16,769,270
TCI Music Inc *                126,850   4,487,319
Time Warner Inc              1,145,302  84,179,697
Tyco International Ltd         783,143  74,202,799
Viacom Inc                     418,415  18,410,260
                                       -----------
                                       628,367,130
                                       -----------

Financial Services - 5.24%

American Express Co            150,720  19,612,440
E*TRADE Group Inc *            261,005  10,423,887
Fifth Third Bancorp            263,045  17,508,933
Firstar Corp                 1,246,377  34,898,556
Progressive Corp Ohio          133,640  19,377,800
TeleBank Financial *           180,000   6,975,000
                                       -----------
                                       108,796,616
                                       -----------

Health Care - 7.75%

Boston Scientific Corp *       253,030  11,117,487
Centocor Inc *                 386,200  18,006,575
Guidant Corp                   235,885  12,133,335
Lilly (Eli) & Co               266,300  19,073,738
Medtronic Inc                  930,617  72,471,799
MiniMed Inc *                  364,740  28,062,184
                                       -----------
                                       160,865,118
                                       -----------

Other Energy - 4.15%

Enron Corp                   1,054,070  86,170,222
                                       -----------
                                        86,170,222
                                       -----------

Producer Durables - 2.30%

Applied Materials Inc *        402,955  29,768,300
Pittway Corp `A'               526,804  18,010,112
                                       -----------
                                        47,778,412
                                       -----------

Technology - 21.59%

Apple Computer Inc             414,385  19,191,205
At Home Corp *                 208,510  11,246,666
CIBER Inc *                    207,180   3,962,317
Cisco Systems Inc *          1,296,904  83,650,308
Conexant Systems Inc *         489,355  28,413,175

                                     Shares   Market Value
                                     ------   ------------
EMC Corp *                            358,425   $19,713,375
Inktomi Corp *                        160,055    20,897,181
Maxim Integrated Products Inc *       195,810    13,021,365
Microsoft Corp *                      469,320    42,326,799
PSINet Inc *                          370,635    16,215,281
Sapient Corp *                        374,405    21,200,683
Sun Microsystems *                    311,435    21,450,086
Texas Instruments Inc                 278,400    40,368,000
Verio Inc *                           294,590    20,474,005
Verisign Inc *                        301,840    26,033,700
Vitesse Semiconductor Corp *          304,800    20,554,950
Yahoo! Inc *                          229,115    39,465,058
                                              -------------
                                                448,184,154
                                              -------------

Utilities - 12.05%

Adelphia Communications Corp `A' *     35,045     2,229,738
Cablevision Systems Corp `A' *        360,035    25,202,450
Comcast Corp `A'                    1,795,375    69,009,727
Cox Communications Inc                502,130    18,484,661
Level 3 Communications Inc *          739,390    44,409,612
Nextlink Communications Inc `A' *     240,415    17,880,866
NTL Inc *                             198,765    17,131,058
Sprint PCS Group *                    396,345    22,641,208
United International Holdings *       489,330    33,090,941
                                              -------------
                                                250,080,261
                                              -------------
Total Common Stocks
 (Cost $1,297,402,887)                        1,749,035,753
                                              -------------

FOREIGN COMMON STOCKS - 9.60%
Canada - 0.49%

TD Waterhouse Group Inc *             403,815    10,120,518
                                              -------------
                                                 10,120,518
                                              -------------

Finland - 6.89%

Nokia Corp ADR Pref                 1,561,295   142,956,069
                                              -------------
                                                142,956,069
                                              -------------

Germany - 0.95%

Mannesmann AG                         132,049    19,730,134
                                              -------------
                                                 19,730,134
                                              -------------

Italy - 0.02%

Tecnost Spa                           209,638       516,291
                                              -------------
                                                    516,291
                                              -------------

Netherlands - 1.25%

ASM Lithography *                     436,040    25,889,875
                                              -------------
                                                 25,889,875
                                              -------------
Total Foreign Stocks
 (Cost $119,769,495)                            199,212,887
                                              -------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   Principal      Market
                                                    Amount        Value
                                                   ---------      ------
CORPORATE BOND - 0.36%
Consumer Discretionary - 0.36%
Amazon.Com
 0%/10% (step) due 05/01/08                       $11,362,000     $7,470,515
                                                              --------------
Total Corporate Bond
 (Cost $7,624,493)                                                 7,470,515
                                                              --------------
FOREIGN BOND - 0.13%
Italy - 0.13%
Tecnost International
 4.487% due 06/23/04                                2,633,200      2,760,865
                                                              --------------
Total Foreign Bond
 (Cost $2,242,601)                                                 2,760,865
                                                              --------------
                                                                  Value
                                                                  -----
SHORT-TERM INVESTMENTS - 5.65%
COMMERCIAL PAPER - 5.65%
FNMA
 5.063% due 09/08/99                               50,000,000     49,517,958
Prudential Funding Corp
 5.550% due 07/01/99                               67,700,000     67,700,000
                                                              --------------
Total Commercial Paper                                           117,217,958
                                                              --------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%
State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price
 of $53,005; collateralized by U.S.
 Treasury Notes--market value
 $55,192 and due 08/15/03)                             53,000         53,000
                                                              --------------
Total Securities Held Under Repurchase Agreement                      53,000
                                                              --------------
Total Short-Term Investments
 (Cost $117,270,958)                                             117,270,958
                                                              --------------
TOTAL GROWTH LT PORTFOLIO
 (COST $1,544,310,434)                                        $2,075,750,978
                                                              --------------

Notes to Schedule of Investments
--------------------------------
(a) Forward foreign currency contracts outstanding at June 30, 1999 were summarized as follows:

              Contracts                      Principal Amount       Unrealized
              to Buy or                         Covered by         Appreciation
   Type        to Sell      Expiration Month     Contracts        (Depreciation)
---------------------------------------------------------------------------------
    ED           Buy             7/99          $15,667,632            ($870,850)
                 Sell            7/99           69,058,014            7,387,510
                 Buy             8/99           13,440,515             (578,036)
                 Sell            8/99           60,530,550            3,375,503
                                                                 --------------
                                                                     $9,314,127
                                                                 --------------

              Principal amount denoted in the indicated currency:
                   ED - Euro Dollar

(b) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $1,544,310,434
                                                                  --------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                 $547,127,457
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                  (15,686,913)
                                                                  --------------
Net unrealized appreciation                                         $531,440,544
                                                                  --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Market
                                      Shares      Value
                                      ------     ------
CONVERTIBLE PREFERRED STOCK - 3.21%
Autos & Transportation - 3.21%
Union Pacific Capital Trust            965,000 $51,265,625
                                               -----------
Total Convertible Preferred Stock
 (Cost $49,269,247)                             51,265,625
                                               -----------
COMMON STOCKS - 92.78%
Autos & Transportation - 1.59%
CSX Corp                               155,100   7,027,968
Lear Corp *                            368,400  18,327,900
                                               -----------
                                                25,355,868
                                               -----------
Consumer Discretionary - 14.40%
Cendant Corp *                       1,379,400  28,277,700
Circuit City Stores                    215,600  20,050,800
Federated Department Stores *          208,000  11,011,000
Gillette Co                            159,800   6,551,800
International Game Technology          534,700   9,891,950
Kimberly-Clark Corp                    244,500  13,936,500
Mirage Resorts Inc *                   716,700  12,004,725
Service Corp International             334,800   6,444,900
Toys R Us Inc *                        409,300   8,467,394
Tyco International Ltd                 559,100  52,974,725
Wal-Mart Stores Inc                    311,000  15,005,750
Waste Management Inc                   836,102  44,940,483
                                               -----------
                                               229,557,727
                                               -----------
Consumer Staples - 7.96%
Bestfoods                              147,700   7,311,150
Pepsi Bottling Group                   693,300  15,989,231
PepsiCo Inc                            489,600  18,941,400
Philip Morris Co Inc                   805,000  32,350,937
Procter & Gamble Co                    276,200  24,650,850
Ralston-Ralston Purina Group           347,000  10,561,813
Seagrams Co Ltd                        338,900  17,072,088
                                               -----------
                                               126,877,469
                                               -----------
Financial Services - 16.43%
Ambac Financial Group Inc              176,500  10,082,563
Astoria Financial Corp                 252,290  11,084,992
BankAmerica Corp **                    833,928  61,137,346
CIT Group Inc                          489,100  14,122,763
First Union Corp                       743,500  34,944,500
Goldman Sachs Group Inc *               50,600   3,655,850
KeyCorp                                233,200   7,491,550
Marsh & McLennan Cos Inc               209,500  15,817,250
MBIA Inc                                81,600   5,283,600
Newcourt Credit Group Inc              230,900   2,987,268
Starwood Hotels & Resorts Worldwide    779,900  23,835,694
U.S. Bancorp                           366,600  12,464,400
UNUM Corp                              376,500  20,613,375
Washington Mutual Inc                  890,200  31,490,825
Xl Capital Ltd `A'                     122,900   6,943,850
                                               -----------
                                               261,955,826
                                               -----------

                                           Market
                                 Shares     Value
                                 ------    ------
Health Care - 10.78%
ALZA Corp *                      620,700 $31,578,113
American Home Products Corp      203,400  11,695,500
Bristol Myers Squibb Co          440,600  31,034,763
Forest Laboratories *            424,200  19,619,250
Genzyme General *                282,200  13,686,700
Genzyme Surgical Products *       50,517     222,588
HEALTHSOUTH Corp *               587,300   8,772,794
Humana Inc                       656,900   8,498,644
Lilly (Eli) & Co                 146,600  10,500,225
Pe Corp-Celera Genomics Group *   59,600     964,775
Pe Corp-Pe Biosystems Group      119,200  13,678,200
Warner-Lambert Co                312,800  21,700,500
                                         -----------
                                         171,952,052
                                         -----------
Integrated Oils - 3.45%
BP Amoco PLC ADR                     490      53,165
Mobil Corp                       186,800  18,493,200
Phillips Petroleum Co            259,000  13,030,937
Royal Dutch Petroleum Guilder    389,600  23,473,400
                                         -----------
                                          55,050,702
                                         -----------
Materials & Processing - 6.28%
Allegheny Teledyne Inc           719,800  16,285,475
Monsanto Co                      819,400  32,315,088
Rohm & Haas Co                   750,200  32,164,825
Temple-Inland Inc                283,800  19,369,350
                                         -----------
                                         100,134,738
                                         -----------
Other Energy - 4.16%
Columbia Energy Group Inc        514,950  32,280,927
Cooper Cameron Corp *            346,200  12,831,037
Tosco Corp                       816,800  21,185,750
                                         -----------
                                          66,297,714
                                         -----------
Producer Durables - 1.74%
Boeing Co                        282,500  12,482,968
Cooper Industries Inc            103,600   5,387,200
Lockheed Martin Corp             267,000   9,945,750
                                         -----------
                                          27,815,918
                                         -----------
Technology - 15.99%
3Com Corp *                       72,500   1,934,844
Apple Computer Inc               113,000   5,233,313
Cisco Systems Inc *              390,700  25,200,150
CommScope Inc *                  144,833   4,453,615
Compaq Computer Corp             223,700   5,298,894
Computer Associates Int'l Inc    102,000   5,610,000
EMC Corp *                       189,200  10,406,000
General Semiconductor Inc *       33,800     308,425
Hewlett-Packard Co               140,400  14,110,200
IBM Corp                         320,400  41,411,700
Intel Corp                       402,400  23,942,800
Lucent Technologies Inc          329,100  22,193,681
Microsoft Corp *                 518,200  46,735,163
Motorola Inc                     104,900   9,939,275
Oracle Systems Corp *            223,700   8,304,863

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    Market
                                                      Shares        Value
                                                      ------        ------
Sun Microsystems Inc *                                  292,200    $20,125,275
Texas Instruments Inc                                    67,500      9,787,500
                                                                --------------
                                                                   254,995,698
                                                                --------------
Utilities - 10.00%
Allegheny Energy Inc                                    207,100      6,640,144
AT&T Corp                                               461,600     25,763,050
Bell Atlantic Corp                                      295,200     19,298,700
Central & South West Corp                               231,700      5,415,987
GTE Corp                                                407,700     30,883,275
Level 3 Communications Inc *                             77,000      4,624,813
MCI Worldcom Inc *                                      333,300     28,747,125
Northern States Power Co                                442,400     10,700,550
PP&L Resources Inc                                      641,200     19,716,900
SBC Communications Inc                                  132,900      7,708,200
                                                                --------------
                                                                   159,498,744
                                                                --------------
Total Common Stocks
 (Cost $1,256,680,052)                                           1,479,492,456
                                                                --------------
                                                     Principal
                                                      Amount
                                                     ---------
CONVERTIBLE CORPORATE BOND - 0.96%
Consumer Discretionary - 0.96%
News America Holdings Inc
 0.00% due 03/11/13                                 $21,442,000     15,384,635
                                                                --------------
Total Convertible Corporate Bond
 (Cost $13,791,494)                                                 15,384,635
                                                                --------------
U.S. TREASURY NOTE - 0.16%
 5.875% due 02/15/00 **                               2,500,000      2,510,937
                                                                --------------
Total U.S. Treasury Note
 (Cost $2,509,993)                                                   2,510,937
                                                                --------------
                                                                    Value
                                                                    -----
SHORT-TERM INVESTMENT - 2.89%
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.89%
State Street Bank and Trust 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price of $46,046,320;
 collateralized by U.S. Treasury Notes--market
 value $46,964,150 and due 03/31/01)                 46,041,844     46,041,844
                                                                --------------
Total Securities Held Under Repurchase
 Agreement                                                          46,041,844
                                                                --------------
Total Short-Term Investment (Cost $46,041,844)                      46,041,844
                                                                --------------
TOTAL EQUITY INCOME PORTFOLIO
 (COST $1,368,292,630)                                          $1,594,695,497
                                                                --------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $20,839,063 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                               Number of                   Unrealized
     Type                      Contracts                 Appreciation
---------------------------------------------------------------------
S&P 500 (9/99)                    83                         $777,952
                                                             --------

(b) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                         $1,368,292,630
                                                       --------------
Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost                         $289,284,407
Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value                          (62,881,540)
                                                       --------------
Net unrealized appreciation                              $226,402,867
                                                       --------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               Market
                                                     Shares    Value
                                                     ------    ------
CONVERTIBLE PREFERRED STOCK - 0.21%
Consumer Discretionary - 0.21%
Home Ownership Funding                                 1,830 $1,558,609
                                                             ----------
Total Convertible Preferred Stock
 (Cost $1,831,903)                                            1,558,609
                                                             ----------
COMMON STOCKS - 55.16%
Autos & Transportation - 1.93%
CSX Corp                                              42,300  1,916,718
Lear Corp *                                           98,000  4,875,500
Union Pacific Corp                                   122,000  7,114,125
                                                             ----------
                                                             13,906,343
                                                             ----------
Consumer Discretionary - 8.92%
Cendant Corp *                                       366,900  7,521,450
Circuit City Stores                                   55,700  5,180,100
Federated Department Stores *                         56,100  2,969,794
Gillette Co                                           41,300  1,693,300
International Game Technology                        116,500  2,155,250
Kimberly-Clark Corp                                   64,200  3,659,400
Mirage Resorts Inc *                                 184,300  3,087,025
News Corp Ltd                                        121,300  4,283,406
Service Corp International                            88,700  1,707,475
Toys R Us Inc *                                      106,500  2,203,219
Tyco International Ltd                               148,658 14,085,346
Wal-Mart Stores Inc                                   81,000  3,908,250
Waste Management Inc                                 222,417 11,954,914
                                                             ----------
                                                             64,408,929
                                                             ----------
Consumer Staples - 4.68%
Bestfoods                                             38,100  1,885,950
Pepsi Bottling Group                                 192,100  4,430,306
PepsiCo Inc                                          127,900  4,948,131
Philip Morris Cos Inc                                213,900  8,596,105
Procter & Gamble Co                                   73,600  6,568,800
Ralston-Ralston Purina Group                          93,400  2,842,863
Seagrams Co Ltd                                       89,300  4,498,488
                                                             ----------
                                                             33,770,643
                                                             ----------
Financial Services - 9.49%
Ambac Financial Group Inc                             45,100  2,576,338
Astoria Financial Corp                                64,335  2,826,719
Bank of America Corp                                 214,870 15,752,657
CIT Group Inc                                        136,600  3,944,324
First Union Corp                                     202,200  9,503,400
Goldman Sachs Group Inc *                             13,400    968,150
KeyCorp                                               59,300  1,905,013
Marsh & McLennan Cos Inc                              50,850  3,839,175
MBIA Inc                                              21,700  1,405,075
Newcourt Credit Group Inc                             65,500    847,406
Starwood Hotels & Resorts Worldwide                  212,100  6,482,306
U.S. Bancorp                                          94,700  3,219,800

                                                 Market
                                       Shares    Value
                                       ------    ------
UNUM Corp                               94,000 $5,146,500
Washington Mutual Inc                  236,200  8,355,575
Xl Capital Ltd `A'                      31,700  1,791,050
                                               ----------
                                               68,563,488
                                               ----------
Health Care - 6.30%
Alza Corp *                            161,200  8,201,050
American Home Products Corp             54,300  3,122,250
Bristol Myers Squibb Co                115,000  8,100,313
Forest Laboratories *                  107,300  4,962,625
Genzyme General *                       80,300  3,894,550
Genzyme Surgical Products *             14,375     63,337
HEALTHSOUTH Corp *                     154,900  2,313,819
Humana Inc                             173,300  2,242,069
Lilly (Eli) & Co                        38,200  2,736,075
Pe Corp-Celera Genomics Group *         16,850    272,759
Pe Corp-Pe Biosystems Group             33,800  3,878,550
Warner Lambert Co                       82,700  5,737,313
                                               ----------
                                               45,524,710
                                               ----------
Integrated Oil - 1.99%
Mobil Corp                              49,300  4,880,700
Phillips Pete Co                        68,500  3,446,405
Royal Dutch Petroleum Guilder          100,200  6,037,050
                                               ----------
                                               14,364,155
                                               ----------
Materials & Processing - 3.77%
Allegheny Teledyne Inc                 191,300  4,328,162
Monsanto Co                            214,900  8,475,118
Rohm & Haas Co                         213,500  9,153,813
Temple-Inland Inc                       77,800  5,309,850
                                               ----------
                                               27,266,943
                                               ----------
Other Energy - 2.39%
Columbia Energy Group Inc              140,450  8,804,458
Cooper Cameron Corp *                   89,200  3,305,974
Tosco Corp                             198,100  5,138,219
                                               ----------
                                               17,248,651
                                               ----------
Producer Durables - 1.02%
Boeing Co                               74,600  3,296,388
Cooper Industries Inc                   26,100  1,357,200
Lockheed Martin Corp                    72,500  2,700,624
                                               ----------
                                                7,354,212
                                               ----------
Technology - 9.11%
3Com Corp *                             19,100    509,731
Apple Computer Inc                      29,500  1,366,219
Cisco Systems Inc *                     97,650  6,298,425
CommScope Inc *                         36,333  1,117,240
Compaq Computer Corp                    58,400  1,383,350
Computer Associates International Inc   26,400  1,452,000
EMC Corp *                              49,300  2,711,500
General Semiconductor Inc *              8,800     80,300
Hewlett-Packard Co                      36,200  3,638,100
IBM Corp                                81,100 10,482,175
Intel Corp                             103,400  6,152,300
Lucent Technologies Inc                 82,300  5,550,105

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              Market
                                   Shares      Value
                                   ------     ------
Microsoft Corp *                    138,000 $12,445,875
Motorola Inc                         27,000   2,558,250
Oracle Systems Corp *                57,750   2,143,969
Sun Microsystems *                   76,700   5,282,713
Texas Instruments Inc                18,000   2,610,000
                                            -----------
                                             65,782,252
                                            -----------
Utilities - 5.56%
AT&T Corp                           119,150   6,650,059
Bell Atlantic Corp                   77,100   5,040,413
Central & South West Corp            59,800   1,397,825
GTE Corp                            108,200   8,196,150
Level 3 Communications Inc *         20,400   1,225,275
MCI Worldcom Inc *                   89,000   7,676,250
Northern States Power Co            113,800   2,752,537
PP&L Resources Inc                  169,400   5,209,050
SBC Communications Inc               34,900   2,024,200
                                            -----------
                                             40,171,759
                                            -----------
Total Common Stocks
 (Cost $345,976,066)                        398,362,085
                                            -----------
                                 Principal
                                   Amount
                                 ---------
CORPORATE BONDS & NOTES - 5.55%
Autos & Transportation - 0.27%
Union Pacific Corp
 5.780% due 10/15/01             $2,000,000   1,970,986
                                            -----------
                                              1,970,986
                                            -----------
Financial Services - 3.12%
ERAC USA Finance
 6.375% due 05/15/03              1,400,000   1,371,243
Ford Motor Credit
 5.750% due 02/23/04              9,000,000   8,685,450
Keystone Financial Mid-Atlantic
 6.500% due 05/31/08                500,000     474,375
Montell American Financial
 7.400% due 03/15/04              1,500,000   1,503,635
Norwest Financial Inc
 6.375% due 09/15/02              2,750,000   2,759,488
SAFECO Capital Trust
 8.072% due 07/15/37              2,000,000   1,928,540
Toyota Motor Credit Trust
 5.625% due 11/13/03              6,000,000   5,824,800
                                            -----------
                                             22,547,531
                                            -----------
Integrated Oil - 0.02%
Occidental Petroleum Corp
 8.450% due 02/15/29                115,000     120,164
                                            -----------
                                                120,164
                                            -----------

                                             Principal    Market
                                               Amount     Value
                                             ---------    ------
Materials & Processing - 0.31%
Armstrong World
 6.350% due 08/15/03                         $1,000,000   $981,436
Cytec Industries
 6.846% due 05/11/05                          1,325,000  1,272,681
                                                        ----------
                                                         2,254,117
                                                        ----------
Other Energy - 1.01%
Enron Corp
 6.625% due 10/15/03                          1,500,000  1,495,710
LASMO
 7.300% due 11/15/27                            130,000    120,040
Noble Affiliates Inc
 8.000% due 04/01/27                            880,000    887,931
Statoil
 6.500% due 12/01/28                          5,400,000  4,782,348
                                                        ----------
                                                         7,286,029
                                                        ----------
Producer Durables - 0.15%
Northrop Grumman Corp
 9.375% due 10/15/24                          1,000,000  1,065,791
                                                        ----------
                                                         1,065,791
                                                        ----------
Utilities - 0.67%
Aerial Communications
 0.000% due 02/01/08                          4,000,000  1,892,784
Southwestern Bell
 7.375% due 07/15/27                          1,500,000  1,451,640
Texas Utilities Co
 5.940% due 10/15/01                          1,500,000  1,490,037
                                                        ----------
                                                         4,834,461
                                                        ----------
Total Corporate Bonds & Notes
 (Cost $41,722,373)                                     40,079,079
                                                        ----------
MORTGAGE-BACKED SECURITIES - 17.65%
Collateralized Mortgage Obligations - 1.57%
Bear Stearns Structured Securities
 7.000% due 08/25/36 "                        1,000,000    964,375
Comm 1999-1 A2
 6.455% due 09/15/08 "                          350,000    335,984
Donaldson, Lufkin, & Jenrette
 7.818% due 11/25/24 "                           56,282     56,282
Morgan Stanley Capital
 6.170% due 10/03/08 "                          350,000    337,269
 6.210% due 09/15/08 "                        6,200,000  5,906,151
Nomura Asset Securities Corp
 6.590% due 03/17/28 "                        3,060,000  2,976,110
Ocwen Residential MBS Corp
 4.000% due 10/25/40 "                          758,281    748,328
                                                        ----------
                                                        11,324,499
                                                        ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      Principal    Market
                                                        Amount      Value
                                                      ---------    ------
Federal Home Loan Mortgage Corporation - 0.55%
 6.500% due 02/15/19 "                                $1,300,000  $1,277,452
 7.000% due 02/01/28 "                                 1,750,475   1,738,183
 8.000% due 11/01/26 "                                   654,846     673,462
 8.500% due 07/01/02 "                                   282,926     292,519
                                                                 -----------
                                                                   3,981,616
                                                                 -----------
Federal National Mortgage Association - 11.13%
 6.000% due 07/14/28 # "                               7,835,000   7,360,042
 6.000% due 01/01/29 "                                    24,644      23,225
 6.160% due 08/07/28 "                                 1,220,000   1,138,822
 6.300% due 12/25/15 "                                 1,529,856   1,514,068
 6.500% due 01/25/23 "                                 6,220,000   6,161,625
 6.500% due 01/01/28 "                                 2,855,362   2,767,293
 6.500% due 03/01/28 "                                 3,617,543   3,503,525
 6.500% due 05/01/28 "                                12,957,417  12,557,765
 6.500% due 07/01/29 # "                              26,055,000  25,134,998
 7.000% due 03/01/28 "                                 2,637,889   2,614,573
 7.000% due 04/01/28 "                                 4,008,003   3,973,329
 7.000% due 08/01/28 "                                 4,736,380   4,699,911
 7.000% due 07/01/29 # "                               8,200,000   8,105,208
 8.000% due 11/01/26 "                                   827,575     850,857
                                                                 -----------
                                                                  80,405,241
                                                                 -----------
Government National Mortgage Association - 4.40%
 6.875% due 06/20/23 "                                    80,321      81,050
 6.880% due 06/20/21 "                                   136,565     138,017
 7.000% due 01/15/28 "                                 2,182,715   2,160,128
 7.000% due 05/15/28 "                                 2,604,385   2,577,434
 7.000% due 10/15/28 "                                 2,844,937   2,814,837
 7.000% due 11/15/28 "                                    64,717      64,033
 7.000% due 12/15/28 "                                   749,034     741,109
 7.000% due 01/15/29 "                                 1,416,550   1,401,563
 7.000% due 02/15/29 "                                 8,782,678   8,689,758
 7.000% due 03/15/29 "                                12,256,565  12,095,356
 7.000% due 04/15/29 "                                   987,724     977,274
                                                                 -----------
                                                                  31,740,559
                                                                 -----------
Total Mortgage-Backed Securities
 (Cost $123,469,610)                                             127,451,915
                                                                 -----------
OTHER ASSET-BACKED SECURITIES - 1.68%
Alaska Trade Co
 6.790% due 10/01/05 "                                 2,500,000   2,496,150
Chase Funding Mortgage Loan
 5.875% due 03/25/17 "                                 2,000,000   1,986,170
Citibank Credit Card Master Trust I
 0.000% due 08/15/06 "                                 1,500,000   1,090,898
CS First Boston Mortgage Security Corp 6.400% due
 02/17/04 "                                            1,196,421   1,193,639
EQCC Home Equity Loan Trust 6.410% due 12/15/04 "      1,600,000   1,592,024
MBNA Master Credit Card Trust 6.450% due 02/15/08 "      700,000     700,382

                                                         Principal    Market
                                                           Amount     Value
                                                         ---------    ------
Sears Credit Account Master Trust 7.000% due 07/15/08 "  $1,500,000 $1,536,698
The Money Store Home Equity
 6.440% due 09/15/24 "                                      500,000    497,748
U.S. Bancorp
 8.270% due 12/15/26 "                                    1,025,000  1,040,119
                                                                    ----------
Total Other Asset-Backed Securities
 (Cost $18,554,323)                                                 12,133,828
                                                                    ----------
U.S. TREASURY BONDS - 1.38%
 5.250% due 11/15/28                                      3,680,000  3,257,952
 5.250% due 02/15/29                                        225,000    202,008
 6.750% due 08/15/26 **                                   6,085,000  6,493,839
                                                                    ----------
Total U.S. Treasury Bonds
 (Cost $10,289,665)                                                  9,953,799
                                                                    ----------
U.S. TREASURY NOTES - 7.02%
 5.500% due 05/15/09                                      7,170,000  7,004,158
 6.250% due 02/28/02                                      1,180,000  1,198,069
 6.625% due 05/15/07                                     11,905,000 12,403,522
 6.875% due 05/15/06                                      1,425,000  1,500,703
 7.875% due 11/15/04 **                                  26,175,000 28,588,021
                                                                    ----------
Total U.S. Treasury Notes
 (Cost $50,820,272)                                                 50,694,473
                                                                    ----------
U.S. TREASURY STRIPPED - 0.89%
 0.000% due 11/15/15                                     17,990,000  6,403,253
                                                                    ----------
Total U.S. Treasury Stripped (Cost $6,865,738)                       6,403,253
                                                                    ----------
FOREIGN BONDS - 0.87%
Canada - 0.32%
Hydro Quebec
 8.500% due 12/01/29                                      2,000,000  2,285,920
                                                                    ----------
                                                                     2,285,920
                                                                    ----------
France - 0.08%
Legrand
 8.500% due 02/15/25                                        500,000    554,390
                                                                    ----------
                                                                       554,390
                                                                    ----------
United Kingdom - 0.47%
CSX Corp
 7.050% due 05/01/02                                      1,500,000  1,515,609

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount   Market Value
                                                    ---------  ------------
United Utilities PLC
 6.250% due 08/15/05                                $2,000,000   $1,912,040
                                                               ------------
                                                                  3,427,649
                                                               ------------
Total Foreign Bonds
 (Cost $6,478,582)                                                6,267,959
                                                               ------------
                                                                  Value
                                                                  -----
SHORT-TERM INVESTMENT - 9.59%
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.59%
State Street Bank and Trust 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price of $69,256,172;
 collateralized by U.S. Treasury Notes--market
 value $19,638,719 and due 03/31/01
 and market value
 $51,004,314 and due 05/31/01)                      69,249,431   69,249,431
                                                               ------------
Total Securities Held Under Repurchase Agreement                 69,249,431
                                                               ------------
Total Short-Term Investment (Cost $69,249,431)                   69,249,431
                                                               ------------
TOTAL MULTI-STRATEGY PORTFOLIO (COST $675,257,963)             $722,154,431
                                                               ------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $644,063 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                Unrealized
                                            Number of          Appreciation
                Type                        Contracts         (Depreciation)
-------------------------------------------------------------------------------
90-Day Eurodollar Futures (9/99)               16                       $504
90-Day Eurodollar Futures (12/99)              16                      4,504
90-Day Eurodollar Futures (3/00)               16                      1,704
90-Day Eurodollar Futures (6/00)               16                      1,304
90-Day Eurodollar Futures (9/00)               16                      2,504
90-Day Eurodollar Futures (12/00)              16                      4,904
90-Day Eurodollar Futures (3/01)               16                      6,504
90-Day Eurodollar Futures (6/01)               16                      6,304
90-Day Eurodollar Futures (9/01)               16                      6,504
90-Day Eurodollar Futures (12/01)              16                      7,104
90-Day Eurodollar Futures (3/02)               16                      6,704
90-Day Eurodollar Futures (6/02)               16                      7,904
90-Day Eurodollar Futures (9/02)               16                      7,704
90-Day Eurodollar Futures (12/02)              16                      7,704
90-Day Eurodollar Futures (3/03)               16                      7,304
90-Day Eurodollar Futures (6/03)               16                      6,904
90-Day Eurodollar Futures (9/03)               16                      6,904
90-Day Eurodollar Futures (12/03)              16                      7,504
90-Day Eurodollar Futures (3/04)               16                      7,504
U.S. Treasury 5-Year Notes (9/99)              13                     (9,828)
U.S. Treasury 10-Year Notes (9/99)            190                   (232,703)
U.S. Treasury 30-Year Bonds (9/99)             15                     15,379
                                                                ------------
                                                                   ($119,176)
                                                                ------------

(b) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $675,257,963
                                                                ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $64,982,334

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value              (18,085,866)
                                                                ------------
Net unrealized appreciation                                      $46,896,468
                                                                ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                   Shares    Value
                                   ------    ------
CONVERTIBLE PREFERRED STOCK - 0.48%
Autos & Transportation - 0.48%
Union Pacific Capital Trust          9,400   $499,375
                                           ----------
Total Convertible Preferred Stock
 (Cost $496,935)                              499,375
                                           ----------
COMMON STOCKS - 81.89%
Autos & Transportation - 0.56%
Union Pacific Corp                  10,100    588,956
                                           ----------
                                              588,956
                                           ----------
Consumer Discretionary - 10.87%
AT&T Liberty Media `A' *            47,000  1,727,250
Costco Cos Inc *                    17,600  1,409,100
Dayton Hudson Corp                  25,800  1,677,000
Federated Department Store *        38,100  2,016,919
Kmart Corp                          82,200  1,351,163
Tyco International Ltd              15,300  1,449,675
Viacom Inc                          41,100  1,808,400
                                           ----------
                                           11,439,507
                                           ----------
Consumer Staples - 13.24%
Food Lion `A' Inc                  116,200  1,379,875
Hormel Foods Corp                   16,400    660,100
Nabisco Group Holdings             114,400  2,237,950
Pepsi Bottling Group                91,600  2,112,525
Philip Morris Cos Inc               64,600  2,596,113
Ralston-Ralston Purina Group        54,600  1,661,888
RJ Reynolds Tobacco Holdings *      50,133  1,579,200
Tyson Foods Inc `A'                 75,500  1,698,750
                                           ----------
                                           13,926,401
                                           ----------
Financial Services - 16.39%
American Express Co                 10,000  1,301,250
American General Corp               13,500  1,017,563
Associates First Capital Corp       22,500    997,031
Bank of America Corp                22,900  1,678,856
Bank of New York Co                 54,600  2,003,137
BankBoston Corp                     25,200  1,288,350
Comerica Inc                        10,200    606,263
FHLMC                               21,700  1,258,600
Fleet Financial Group Inc           27,700  1,229,187
Goldman Sachs Group Inc *           11,300    816,425
Household International Inc         21,700  1,028,038
Morgan Stanley Dean Witter Co       15,600  1,599,000
Provident Cos Inc                   30,000  1,200,000
St. Paul Cos Inc                    38,100  1,212,056
                                           ----------
                                           17,235,756
                                           ----------

                                         Market
                                Shares   Value
                                ------   ------
Health Care - 6.35%
Abbott Laboratories Inc         25,800 $1,173,900
American Home Products Corp     21,700  1,247,750
Becton Dickinson & Co           35,000  1,050,000
Lilly (Eli) & Co                18,000  1,289,250
Pharmacia & Upjohn Inc          33,900  1,925,944
                                       ----------
                                        6,686,844
                                       ----------
Integrated Oils - 6.45%
Amerada Hess Corp               17,600  1,047,200
Atlantic Richfield Co           22,300  1,863,444
Conoco Inc `A'                  45,300  1,262,737
Unocal Corp                     25,800  1,022,325
USX-Marathon Group              48,700  1,585,794
                                       ----------
                                        6,781,500
                                       ----------
Materials & Processing - 3.48%
International Paper Co          33,500  1,691,750
Martin Marietta Materials       17,000  1,003,000
Vulcan Materials Co             20,000    965,000
                                       ----------
                                        3,659,750
                                       ----------
Other Energy - 0.97%
Williams Cos Inc                24,100  1,025,756
                                       ----------
                                        1,025,756
                                       ----------
Producer Durables - 2.03%
Ingersoll-Rand Co               15,800  1,021,075
Xerox Corp                      18,800  1,110,375
                                       ----------
                                        2,131,450
                                       ----------
Technologies - 13.20%
Corning Inc                     19,200  1,346,400
General Motors `H'              26,043  1,464,936
Hewlett-Packard Co              18,500  1,859,250
IBM Corp                        23,500  3,037,375
Intel Corp                      15,700    934,150
Panamsat Corp *                 15,000    584,063
Raytheon Co `A'                 17,900  1,232,863
Seagate Technology *            41,100  1,053,187
Tellabs Inc *                   14,900  1,006,681
Texas Instruments Inc            9,400  1,363,000
                                       ----------
                                       13,881,905
                                       ----------
Utilities - 8.35%
Bell Atlantic Corp              30,300  1,980,863
Frontier Corp                   29,400  1,734,600
GTE Corp                        25,800  1,954,350
MCI Worldcom Inc *              15,300  1,319,625
SBC Communications Inc          30,900  1,792,200
                                       ----------
                                        8,781,638
                                       ----------
Total Common Stocks
 (Cost $81,625,754)                    86,139,463
                                       ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Market
                                    Shares      Value
                                    ------      ------
FOREIGN COMMON STOCKS - 9.22%
Australia - 2.22%
News Corp Ltd - Spons ADR            74,000   $2,335,625
                                              ----------
                                               2,335,625
                                              ----------
Canada - 2.24%
Canadian National Railway Co         16,400    1,098,800
Canadian Pacific Ltd                 52,800    1,257,300
                                              ----------
                                               2,356,100
                                              ----------
France - 3.15%
Alcatel Alsthom ADR                  58,100    1,648,587
Total Fina SA - Spon ADR             25,800    1,662,487
                                              ----------
                                               3,311,074
                                              ----------
Netherlands - 1.61%
Royal Dutch Petroleum Guilder        28,200    1,699,050
                                              ----------
                                               1,699,050
                                              ----------
Total Foreign Common Stocks
 (Cost $9,189,851)                             9,701,849
                                              ----------
                                   Principal
                                    Amount
                                   ---------
CONVERTIBLE CORPORATE BONDS - 1.01%
Consumer Discretionary - 0.43%
NTL Inc
 7.000% due 12/05/08               $275,000      450,312
                                              ----------
                                                 450,312
                                              ----------
Technology - 0.58%
Micron Technology Inc
 7.000% due 07/01/04                600,000      616,500
                                              ----------
                                                 616,500
                                              ----------
Total Convertible Corporate Bonds
 (Cost $973,690)                               1,066,812
                                              ----------

                                                  Principal
                                                    Amount      Value
                                                  ---------     -----
SHORT-TERM INVESTMENT - 7.40%
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 7.40%
State Street Bank and Trust
 4.700% due 07/01/99
 (Dated 6/30/99, repurchase price
 of $7,781,016; collateralized by U.S.
 Treasury Notes--market value
 $7,940,592 and due 02/15/21)                     $7,780,000   $7,780,000
                                                             ------------
Total Securities Held Under Repurchase Agreement                7,780,000
                                                             ------------
Total Short-Term Investment
 (Cost $7,780,000)                                              7,780,000
                                                             ------------
TOTAL LARGE-CAP VALUE PORTFOLIO (COST $100,066,230)          $105,187,499
                                                             ------------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $100,066,230
                                                                ------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                  $5,649,451
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                    (528,182)
                                                                ------------
Net unrealized appreciation                                       $5,121,269
                                                                ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                  Shares   Value
                                  ------   ------
COMMON STOCKS - 92.88%
Autos & Transportation - 4.23%
Borg-Warner Automotive Inc        17,300   $951,500
CNF Transportation Inc            32,800  1,258,700
SPX Corp                           5,900    492,650
                                         ----------
                                          2,702,850
                                         ----------
Consumer Discretionary - 27.08%
Black & Decker Corp                2,300    145,187
Borders Group Inc *               38,700    611,943
Consolidated Stores *             35,500    958,500
Ethan Allen Interiors Inc         31,600  1,192,900
Hilton Hotels Corp                66,000    936,374
King World Productions Inc *      25,200    877,274
Maytag Corp                        9,600    669,000
New York Times Co `A'             37,500  1,380,468
Polo Ralph Lauren Corp *          35,700    678,300
Republic Services Inc `A' *       63,800  1,579,050
Saks Inc *                        33,200    958,651
Tandy Corp                         8,400    410,550
TJX Cos Inc                       30,200  1,006,037
Toys R Us Inc *                   30,400    628,899
Tribune Co                        15,100  1,315,587
Tricon Global Restaurants *       21,700  1,174,513
Warnaco Group `A'                 34,900    933,575
Whirlpool Corp                     6,400    473,600
Young & Rubicam Inc               30,500  1,385,843
                                         ----------
                                         17,316,251
                                         ----------
Consumer Staples - 6.79%
Dial Corp                         19,500    725,155
Hershey Foods Corp                20,500  1,217,188
Ralston-Ralston Purina Group      41,600  1,266,199
Whitman Corp                      63,100  1,135,800
                                         ----------
                                          4,344,342
                                         ----------
Financial Services - 23.81%
ACE Ltd *                         44,100  1,245,825
Ambac Financial Group Inc         22,600  1,291,026
American Bankers Insurance Group   4,800    261,300
CIT Group Inc                     38,700  1,117,463
Comerica Inc                      15,300    909,393
Everest Reinsurance Holdings      38,700  1,262,588
Franklin Resources Inc            24,500    995,313
Hartford Life Inc                 25,100  1,320,888
Heller Financial Inc              27,300    759,281
Hibernia Corp `A'                 73,000  1,145,186
North Fork Bancorp                60,100  1,280,880
Protective Life Corp              21,900    722,700
SouthTrust Corp                   31,800  1,220,325
Sovereign Bancorp Inc             95,800  1,161,576
Venator Group Inc *               50,800    530,224
                                         ----------
                                         15,223,968
                                         ----------

                                           Market
                                  Shares   Value
                                  ------   ------
Health Care - 1.36%
Watson Pharmaceuticals Inc *      24,700   $866,042
                                         ----------
                                            866,042
                                         ----------
Other Energy - 2.55%
Cooper Cameron Corp *              6,900    255,731
Enron Oil & Gas Co                54,500  1,103,625
Noble Affiliates                   9,700    273,419
                                         ----------
                                          1,632,775
                                         ----------
Producer Durables - 10.18%
Gulfstream Aerospace Corp *       19,200  1,297,197
Ingersoll Rand Co                  5,300    342,513
Lennar Corp                       59,100  1,418,400
Litton Industries Inc *           21,900  1,571,325
Tektronix Inc                     40,000  1,207,498
Thomas & Betts Corp               14,200    670,950
                                         ----------
                                          6,507,883
                                         ----------
Technology - 6.97%
3Com Corp *                       31,600    843,323
Gartner Group Inc `A' *           52,300  1,072,150
NCR Corp *                        20,200    986,013
Quantum Corp *                    22,900    552,462
Seagate Technology *              39,000    999,375
                                         ----------
                                          4,453,323
                                         ----------
Utilities - 9.91%
Cincinnati Bell Inc               59,000  1,471,312
Entergy Corp                      36,500  1,140,625
MidAmerican Energy Holdings Co *  38,100  1,319,213
Niagara Mohawk Holdings Inc *     83,700  1,344,430
Nisource Inc                      41,200  1,063,473
                                         ----------
                                          6,339,053
                                         ----------
Total Common Stocks
 (Cost $57,219,128)                      59,386,487
                                         ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        Principal
                                                          Amount      Value
                                                        ---------     -----
SHORT-TERM INVESTMENT - 7.12%
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 7.12%
State Street Bank and Trust
 3.500% due 07/01/99 (Dated 06/30/99, repurchase price
 of $4,554,443; collateralized by U.S. Treasury Notes--
 market value $4,645,452 and due 03/31/03)              $4,554,000  $4,554,000
                                                                   -----------
Total Securities Held Under Repurchase Agreement                     4,554,000
                                                                   -----------
Total Short-Term Investment
 (Cost $4,554,000)                                                   4,554,000
                                                                   -----------
TOTAL MID-CAP VALUE PORTFOLIO
 (COST $61,773,128)                                                $63,940,487
                                                                   -----------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $61,773,128
                                                             -----------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost           $3,654,785
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (1,487,426)
                                                             -----------
Net unrealized appreciation                                   $2,167,359
                                                             -----------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares     Value
                                 ------    ------
COMMON STOCKS - 93.78%
Autos & Transportation - 1.23%
FDX Corp                          23,500  $1,274,876
Ford Motor Co                     35,300   1,992,245
Navistar International Corp *    100,600   5,030,000
SPX Corp                           9,100     759,850
                                         -----------
                                           9,056,971
                                         -----------
Consumer Discretionary - 21.01%
America Online Inc *             125,900  13,911,950
AnnTaylor Stores Corp *           77,400   3,483,001
Best Buy Co Inc                  206,600  13,945,501
Carnival Corp `A'                 15,600     756,601
Cintas Corp                        9,300     624,845
Circuit City Stores               15,400   1,432,200
Dayton Hudson Corp                42,400   2,756,001
Eastman Kodak Co                 285,900  19,369,725
Fortune Brands Inc                26,700   1,104,714
Fox Entertainment Group Inc       15,400     414,838
General Electric Co              264,100  29,843,300
Hertz Corp `A'                   146,600   9,089,201
Home Depot Inc                   173,500  11,179,906
Kimberly-Clark Corp               35,100   2,000,701
Loews Corp                         8,500     672,562
Lowe's Cos Inc                    47,400   2,686,988
Marriott International Inc `A'   112,800   4,215,900
MGM Grand Inc *                   16,600     813,401
Nike Inc `B'                      24,700   1,565,363
Omnicom Group Inc                 84,900   6,792,001
Tiffany & Co                      11,300   1,090,450
Tricon Global Restaurant *        28,500   1,542,563
Tyco International Ltd            54,622   5,175,435
Viacom Inc                       139,200   6,124,801
Viad Corp                         29,100     900,282
Wal-Mart Stores Inc              262,500  12,665,626
Waste Management Inc              16,400     881,500
                                         -----------
                                         155,039,356
                                         -----------
Consumer Staples - 10.24%
Albertsons Inc                    68,000   3,506,250
Anheuser-Busch Cos Inc            46,600   3,305,688
Clorox Co                         42,400   4,528,850
Coca-Cola Co                     240,100  15,006,250
Coca-Cola Enterprises Inc         60,500   1,799,875
CVS Corp                          83,700   4,247,776
General Mills Inc                  9,300     747,488
Heinz (HJ) Co                     37,500   1,879,688
IBP Inc                          149,000   3,538,750
Kroger Co *                      175,000   4,889,063
Nabisco Holdings Corp `A'         31,300   1,353,726
PepsiCo Inc                      104,400   4,038,975
Philip Morris Cos Inc            182,100   7,318,144
Procter & Gamble Co              160,500  14,324,625
Safeway Inc *                     75,700   3,747,150
Smuckers `A'                      14,800     329,300

                                             Market
                                   Shares     Value
                                   ------    ------
SYSCO Corp                          18,000    $536,626
U.S. Foodservice Inc *              12,200     520,026
                                           -----------
                                            75,618,250
                                           -----------
Financial Services - 6.57%
Affiliated Computers Services        2,700     136,689
AFLAC Inc                           24,900   1,192,089
American International Group Inc    45,750   5,355,609
Bear Stearns Cos Inc                22,100   1,033,176
First Data Corp                     92,600   4,531,613
Hartford Life Inc                   24,700   1,299,838
Providian Financial Corp           141,150  13,197,525
Schwab (Charles) Corp              166,600  18,305,176
Travelers/Aetna Property Casualty   87,900   3,439,088
                                           -----------
                                            48,490,803
                                           -----------
Health Care - 17.78%
Allergan Inc                        79,800   8,857,800
American Home Products Corp         67,900   3,904,251
Amgen Inc *                        366,600  22,316,775
Biogen Inc *                        56,200   3,614,364
Biomet Inc                          43,200   1,717,201
Bristol Myers Squibb Co            222,000  15,637,088
Cardinal Health Inc                 93,813   6,015,759
Columbia/HCA Healthcare Corp        29,600     675,251
Genzyme General *                    9,000     436,501
Guidant Corp                         8,700     447,506
Johnson & Johnson                  235,700  23,098,601
Lilly (Eli) & Co                    43,000   3,079,875
Merck & Co Inc                     176,600  13,068,401
PacifiCare Health Systems `B' *     28,100   2,021,443
Pfizer Inc                          96,500  10,590,876
Shering-Plough                     143,000   7,579,001
Universal Health Services            8,500     405,876
Warner-Lambert Co                   70,000   4,856,251
Wellpoint Health Networks Inc *     33,800   2,868,776
                                           -----------
                                           131,191,596
                                           -----------
Integrated Oils - 0.08%
Exxon Corp                           7,700     593,864
                                           -----------
                                               593,864
                                           -----------
Materials & Processing - 1.41%
Avery Dennison Corp                 16,400     990,151
Burlington Industries Inc *          1,000       9,063
Dow Chemical Co                     67,900   8,614,814
International Paper Co               3,000     151,501
Johnson Controls Inc                 8,900     616,881
                                           -----------
                                            10,382,410
                                           -----------
Other Energy - 0.73%
Calpine Corp                        32,500   1,755,000
Dynegy Inc                          68,700   1,399,763
Halliburton Co                       3,400     153,851
Schlumberger Ltd                    33,400   2,127,164
                                           -----------
                                             5,435,778
                                           -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                   Shares     Value
                                   ------    ------
Producer Durables - 2.59%
Caterpillar Inc                     16,600    $996,000
Danaher Corp                        26,100   1,517,064
Emerson Electric Co                 47,700   2,999,139
Lexmark International Group `A' *  110,000   7,266,875
Pentair Inc                         13,700     626,775
Tecumseh Products Co `A'            11,900     720,694
United Technologies Corp            29,600   2,121,951
Xerox Corp                          48,200   2,846,814
                                           -----------
                                            19,095,312
                                           -----------
Technology - 26.50%
Adobe Systems Inc                   63,700   5,233,354
Apple Computer Inc                  26,400   1,222,651
Ceridian Corp *                     38,600   1,261,738
Cisco Systems Inc *                361,700  23,329,650
Computer Sciences Corp *            24,800   1,715,850
Electronic Data Systems Corp        12,500     707,032
EMC Corp *                         120,400   6,622,000
General Dynamics Corp               51,800   3,548,300
General Instrument Corp *           58,700   2,494,750
General Motors `H' *               138,200   7,773,750
Hewlett-Packard Co                 102,300  10,281,150
IBM Corp                           129,400  16,724,950
Intel Corp                         363,600  21,634,200
Intuit Inc *                        31,300   2,820,914
LSI Logic Corp *                    29,100   1,342,238
Lucent Technologies Inc            172,400  11,626,226
Microsoft Corp *                   484,100  43,659,730
New Era of Newtworks Inc             7,400     325,139
Novell Inc *                       179,500   4,756,750
Sabre Group Holdings Inc            13,800     948,750
Seagate Technology *               341,000   8,738,126
Siebel Systems Inc *                72,200   4,792,276
Sun Microsystems Inc *             135,600   9,339,450
Tech Data Corp                      73,000   2,792,250
Yahoo! Inc *                        10,900   1,877,525
                                           -----------
                                           195,568,749
                                           -----------
Utilities - 5.64%
Ameritech Corp                      13,800   1,014,300
AT&T Corp                          150,300   8,388,619
BellSouth Corp                      10,800     506,250
CenturyTel Inc                      16,950     673,763
MCI Worldcom Inc *                 191,700  16,534,126
Nextlink Communications Inc `A' *   21,900   1,628,813
Qwest Communications               190,900   6,311,631
SBC Communications Inc              22,400   1,299,200
Sprint FON Group                    14,000     739,375
Telephone & Data Systems            18,000   1,315,126
US Cellular Corp *                  11,000     588,500
Vodafone Group PLC ADR              13,250   2,610,250
                                           -----------
                                            41,609,953
                                           -----------
Total Common Stocks
 (Cost $525,928,362)                       692,083,042
                                           -----------

                                                   Principal
                                                    Amount        Value
                                                   ---------      -----
SHORT-TERM INVESTMENTS - 6.22%
U.S. TREASURY BILLS - 0.31%
 4.745% due 07/01/99 **                            $2,300,000    $2,251,141
                                                              -------------
Total U.S. Treasury Bills                                         2,251,141
                                                              -------------
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 5.91%
State Street Bank and Trust
 4.00% due 07/01/99
 (Dated 6/30/99; repurchase price
 of $43,651,850; collateralized by U.S.
 Treasury Notes--market value
 $44,520,000 and due 06/30/00)                     43,647,000    43,647,000
                                                              -------------
Total Securities Held Under Repurchase Agreement                 43,647,000
                                                              -------------
Total Short-Term Investments
 (Cost $45,897,922)                                              45,898,141
                                                              -------------
TOTAL EQUITY PORTFOLIO
 (COST $571,826,284)                                          $ 737,981,183
                                                              -------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $2,251,141 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                Number of                       Unrealized
      Type                      Contracts                      Appreciation
---------------------------------------------------------------------------
 S&P 500 (9/99)                     22                             $192,716
                                                               ------------


(b) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                 $571,826,284
                                                               ------------
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $172,126,360
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value              (5,971,461)
                                                               ------------
Net unrealized appreciation                                    $166,154,899
                                                               ------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  Principal    Market
                                    Amount     Value
                                  ---------    ------
CORPORATE BONDS & NOTES - 49.74%
Autos & Transportation - 6.95%
AMR Corp
 9.000% due 09/15/16              $4,500,000 $4,966,875
DaimlerChrysler AG
 7.450% due 02/01/97               2,000,000  1,990,400
Federal-Mogul Corp
 7.500% due 01/15/09                 375,000    346,178
Ford Motor Co
 7.700% due 05/15/97               2,000,000  2,004,910
Hayes Lemmerz International Inc
 8.250% due 12/15/08                 500,000    478,750
Lear Corp
 9.500% due 07/15/06                 500,000    520,000
Norfolk Southern Corp
 7.900% due 05/15/97               2,000,000  2,067,500
TRW Inc
 7.750% due 06/01/29               1,000,000    978,246
                                             ----------
                                             13,352,859
                                             ----------
Consumer Discretionary - 9.86%
Alaska Communications
 9.375% due 05/15/09                 375,000    361,875
Chancellor Media Corp
 8.000% due 11/01/08                 250,000    246,250
 8.125% due 12/15/07                 250,000    242,500
Charter Communications
 0.000% due 04/01/04                 250,000    156,250
 8.250% due 04/01/07                 500,000    481,250
Intermedia Communications Inc
 8.600% due 06/01/08                 250,000    231,250
ITT Corp
 6.250% due 11/15/00                 700,000    686,295
 6.750% due 11/15/03                 625,000    592,211
Kmart Corp
 7.960% due 11/15/99                 800,000    802,142
Lenfest
 8.375% due 11/01/05                 600,000    626,658
News America Holdings
 7.750 due 12/01/45                2,100,000  2,002,874
Panamsat Corp
 6.125% due 01/15/05               1,680,000  1,622,832
Safety-Kleen Corp
 9.250% due 05/15/09                 375,000    378,750
Sears Roebuck
 6.630% due 07/09/02               1,866,000  1,863,016
SFX Broadcasting
 10.750% due 05/15/06                250,000    272,500
Tele-Communications
 8.250% due 01/15/03                 570,000    600,253
Telewest PLC
 0.000% due 10/01/00                 375,000    335,625
 0.000% due 04/15/04                 500,000    335,625
Time Warner Inc
 8.375% due 07/15/33               2,000,000  2,182,500

                              Principal    Market
                                Amount     Value
                              ---------    ------
TKR Cable I Inc
 10.500% due 10/30/07         $1,690,000 $1,797,706
Viacom Inc
 7.750% due 06/01/05           2,260,000  2,327,626
Waste Management Inc
 6.375% due 12/01/03             800,000    790,822
                                         ----------
                                         18,936,810
                                         ----------
Consumer Staples - 3.50%
Auroa Foods
 9.875% due 02/15/07             500,000    520,000
International Home Foods Inc
 10.375% due 11/01/06            500,000    527,500
J Seagram & Sons
 6.250% due 12/15/01             450,000    446,837
Keebler Foods Corp
 10.750% due 07/01/06            375,000    410,072
Philip Morris Companies Inc
 7.000% due 07/15/05             340,000    338,367
 7.125% due 08/15/02           1,300,000  1,316,492
 7.625% due 05/15/02             200,000    205,011
 7.750% due 01/15/27             900,000    912,529
RJ Reynolds Tobacco
 7.750% due 05/15/06           1,300,000  1,249,167
SWY
 6.050% due 11/15/03             805,000    786,392
                                         ----------
                                          6,712,367
                                         ----------
Financial Services - 16.25%
Allied Waste NA
 7.625% due 01/01/06             500,000    468,125
American General Corp
 7.500% due 0715/25            1,500,000  1,528,125
BankAmerica Corp
 7.200% due 09/15/02           1,000,000  1,020,747
 7.500% due 10/15/02             500,000    514,941
 7.875% due 12/01/02           2,500,000  2,605,463
Beneficial Corp
 6.250% due 02/18/13           1,240,000  1,227,772
Capital One Bank
 6.150% due 06/01/01           2,000,000  1,979,620
 6.480% due 06/28/02           1,200,000  1,186,748
Citigroup Inc
 5.800% due 03/15/04           1,000,000    970,843
Conseco Inc
 7.600% due 06/21/01             500,000    502,876
Countrywide Capital
 8.050% due 06/15/27             775,000    771,950
Countrywide Funding Corp
 6.970% due 03/28/03           1,500,000  1,506,944
EOP Operating LP
 6.375% due 02/15/03           1,000,000    979,186
GMAC
 6.150% due 04/05/07           1,000,000    958,354
 7.400% due 09/01/25           1,000,000    991,250
Household Nether
 6.200% due 12/01/03           1,300,000  1,275,888

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Principal    Market
                                  Amount     Value
                                ---------    ------
Long Island Savings Bank
 6.200% due 04/02/01            $1,900,000 $1,885,068
 7.000% due 06/13/02               875,000    877,571
MediTrust Corp
 7.375% due 07/15/00             1,200,000  1,163,135
MIC Financing Trust
 8.375% due 02/01/27               500,000    473,326
NationsBank Corp
 6.375% due 05/15/05               925,000    914,503
Onyx Acceptance Auto Trust
 6.170% due 07/15/05             4,300,000  4,274,351
Providian National Bank
 6.650% due 02/01/04             1,000,000    972,965
Simon DeBartolo Group Inc
 6.625% due 06/15/03             1,065,000  1,043,410
 6.750% due 07/15/04               600,000    585,172
UCAR Global Enterprise
 12.000% due 01/15/05              500,000    533,125
                                           ----------
                                           31,211,458
                                           ----------
Health Care - 0.18%
Tenet Healthcare Corp
 8.000% due 01/15/05               260,000    254,475
 8.625% due 12/01/03                80,000     80,000
                                           ----------
                                              334,475
                                           ----------
Materials & Processing - 1.72%
Huntsman ICI Chemicals
 10.125% due 07/01/09              250,000    253,750
Lyondell Chemical Co
 9.875% due 05/01/07               375,000    385,313
Nortek
 8.875% due 08/01/08 ~             250,000    246,250
Owens-Corning
 7.500% due 05/01/05             1,170,000  1,159,304
 7.700% due 05/01/08               250,000    247,016
Packaging Corp of America
 9.625% due 04/01/09               500,000    510,000
Riverwood International Corp
 10.625% due 08/01/07              250,000    257,500
Wesco Distributor
 9.125% due 06/01/08               250,000    243,125
                                           ----------
                                            3,302,258
                                           ----------
Other Energy - 1.31%
Gulf Canada Resources
 9.250% due 01/15/04               375,000    378,731
Occidental Petroleum Corp
 8.450% due 02/15/29               395,000    412,737
Oryx Energy Co
 9.500% due 11/01/99               545,000    550,640
Williams Cos Inc
 6.125% due 02/15/02             1,200,000  1,181,089
                                           ----------
                                            2,523,197
                                           ----------

                                 Principal   Market
                                  Amount     Value
                                 ---------   ------
Producers Durables - 1.99%
Crown Castle International Co
 0.000% due 05/15/04              $750,000   $438,750
TYC Group SA
 5.875% due 11/01/04               600,000    579,791
Tyco International Group
 6.375% due 06/15/05             1,720,000  1,678,598
 6.875% due 01/15/29               700,000    641,123
United Rentals
 8.800% due 08/15/08               500,000    487,500
                                           ----------
                                            3,825,762
                                           ----------
Technology - 1.80%
Fisher Scientific International
 9.000% due 02/01/08               500,000    477,500
Raytheon Co
 6.300% due 03/15/05             1,100,000  1,076,587
 7.000% due 11/01/28             2,000,000  1,896,524
                                           ----------
                                            3,450,611
                                           ----------
Utilities - 6.18%
360 Communications Co
 7.125% due 03/01/03             1,350,000  1,371,195
Adelphia Communications Corp
 7.875% due 05/01/09               250,000    233,125
 10.250% due 07/15/00              175,000    179,375
Cable & Wire Communications
 6.375% due 03/06/03               255,000    250,979
 6.625% due 03/06/05             1,000,000    976,951
CMS Energy Corp
 6.750% due 01/15/04               290,000    274,439
 7.375% due 11/15/00               750,000    751,077
MCI Worldcom Inc
 7.750% due 04/01/27               750,000    817,661
McLeodUSA Inc
 8.125% due 02/15/09               250,000    232,500
Metronet Communications
 0.000% due 06/15/03               625,000    462,500
Nextel Communications Inc
 0.000% due 02/15/03               500,000    345,000
Niagara Mohawk Power Corp
 6.875% due 04/01/03               550,000    556,846
 7.000% due 10/01/00               675,000    677,376
 8.000% due 06/01/04               500,000    528,570
Orange PLC
 8.000% due 08/01/08               500,000    480,000
Sprint Capital Corp
 6.875% due 11/15/28             1,000,000    913,233
 6.900% due 05/01/19               650,000    606,473
Worldcom Inc
 6.400% due 08/15/05             2,250,000  2,210,668
                                           ----------
                                           11,867,968
                                           ----------
Total Corporate Bonds & Notes
 (Cost $96,825,102)                        95,517,765
                                           ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        Principal    Market
                                                          Amount     Value
                                                        ---------    ------
MORTGAGE-BACKED SECURITIES - 13.26%
Collateralized Mortgage Obligations - 6.57%
Bear Stearns Commercial Mortgage
 6.440% due 06/16/08 "                                  $2,500,000 $2,423,113
Citicorp
 7.200% due 06/15/07 "                                   1,450,000  1,469,769
Citicorp Mortgage Securities
 6.750% due 04/25/28 "                                   3,900,000  3,751,859
First Union-Lehman Brothers
 6.560% due 11/18/08 "                                   2,600,000  2,541,591
IMC Home Equity Loan Trust
 6.340% due 08/20/29 "                                   2,500,000  2,436,613
                                                                   ----------
                                                                   12,622,945
                                                                   ----------
Federal Home Loan Mortgage Corporation - 1.73%
 5.000% due 06/15/09 "                                   3,724,000  3,319,015
                                                                   ----------
                                                                    3,319,015
                                                                   ----------
Federal National Mortgage Association - 1.93%
 6.000% due 05/18/28 "                                   4,000,000  3,702,500
                                                                   ----------
                                                                    3,702,500
                                                                   ----------
Stripped Mortgage-Backed Securities - 3.03%
Federal National Mortgage Association (Principal Only)
 0.000% due 10/09/19 "                                  22,000,000  5,822,696
                                                                   ----------
                                                                    5,822,696
                                                                   ----------
Total Mortgage-Backed Securities
 (Cost $20,362,358)                                                25,467,156
                                                                   ----------
OTHER ASSET-BACKED SECURITIES - 11.15%
Aesop Funding II LLC
 6.140% due 05/20/06 "                                   2,500,000  2,452,013
American Business Financial Service
 6.455% due 09/25/29 "                                   6,000,000  5,838,090
Commercial Mortgage Acceptance Corp
 6.490% due 05/15/08 "                                   2,500,000  2,433,388
Contimortgage
 6.470% due 12/25/13 "                                   3,000,000  2,895,495
GE Capital Mortgage
 6.583% due 12/25/23 "                                   3,214,900  2,757,645
Green Tree Financial
 6.630% due 06/01/30 "                                   2,700,000  2,542,847
MBNA Master Credit Card Trust
 6.450% due 02/15/08 "                                   2,500,000  2,501,363
                                                                   ----------
Total Other Asset-Backed Securities
 (Cost $22,101,609)                                                21,420,841
                                                                   ----------

                                  Principal    Market
                                   Amount      Value
                                  ---------    ------
STRIPPED COUPON - 2.39%
 0.000% due 03/07/13             $12,000,000 $4,581,240
                                             ----------
Total Stripped Coupon
 (Cost $11,184,596)                           4,581,240
                                             ----------
U.S. TREASURY STRIPPED - 17.48%
 0.000% due 05/15/08               9,090,000  5,329,140
 0.000% due 05/15/18              14,100,000  4,294,240
 0.000% due 11/15/18               8,650,000  2,552,727
 0.000% due 02/15/19 **            6,850,000  1,993,432
 0.000% due 05/15/20              58,050,000 15,681,337
 0.000% due 08/15/26              19,150,000  3,723,143
                                             ----------
Total U.S. Treasury Stripped
 (Cost $35,647,135)                          33,574,019
                                             ----------
FOREIGN BONDS - 1.81%
Canada - 0.59%
Hydro Quebec
 8.625% due 06/15/29               1,000,000  1,138,010
                                             ----------
                                              1,138,010
                                             ----------
Mexico - 0.42%
Petro Mexicanos
 9.500% due 09/15/27                  30,000     28,350
 9.657% due 07/15/05                 180,000    168,300
Petro Mexicanos FRN
 9.657% due 07/15/05 ~               640,000    598,400
                                             ----------
                                                795,050
                                             ----------
Philippines - 0.26%
National Power
 7.625% due 11/15/00                 500,000    499,452
                                             ----------
                                                499,452
                                             ----------
Poland - 0.23%
Poland Communications Inc
 9.875% due 11/01/03                 450,000    443,250
                                             ----------
                                                443,250
                                             ----------
United Kingdom - 0.31%
CE Electric UK Fund
 6.853% due 12/30/04                 600,000    591,377
                                             ----------
                                                591,377
                                             ----------
Total Foreign Bonds
 (Cost $3,361,269)                            3,467,139
                                             ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)

================================================================================

                             Principal  Market
                              Amount     Value
                             ---------  ------
FOREIGN GOVERNMENTS - 2.86%
Argentina - 0.30%
Province of Tucuman
 9.450% due 08/01/04          $367,500  $310,142
Republic of Argentina
 11.750% due 04/07/09          300,000   270,750
                                       ---------
                                         580,892
                                       ---------
Brazil - 0.23%
Brazil `C' Bond Var Brady
 7.071% due 04/15/14           705,215   443,162
                                       ---------
                                         443,162
                                       ---------
Colombia - 0.19%
Republic of Colombia
 8.625% due 04/01/08           470,000   361,900
                                       ---------
                                         361,900
                                       ---------
Malaysia - 0.45%
Government of Malaysia
 8.750% due 06/01/09           850,000   858,500
                                       ---------
                                         858,500
                                       ---------
Mexico - 0.40%
Mexico-PAR
 6.250% due 12/31/19         1,040,000   764,600
                                       ---------
                                         764,600
                                       ---------
Panama - 0.88%
Panama-IRB
 4.000% due 07/17/14           650,000   476,283
Republic of Panama
 6.084% due 05/10/02         1,232,336 1,192,098
 9.375% due 04/01/29            30,000    28,350
                                       ---------
                                       1,696,731
                                       ---------
Philippines - 0.32%
Philippines (Rep)
 8.875% due 04/15/08           630,000   616,613
                                       ---------
                                         616,613
                                       ---------
Poland - 0.09%
Poland Reg'd Rsta
 4.000% due 10/27/24           190,000   122,406
Poland Reg'd PAR
 3.000% due 10/27/24            80,000    47,350
                                       ---------
                                         169,756
                                       ---------
Total Foreign Governments
 (Cost $5,574,998)                     5,492,154
                                       ---------

                                                        Principal
                                                          Amount      Value
                                                        ---------     -----
SHORT-TERM INVESTMENTS - 1.31%
SECURITIES HELD UNDER REPURCHASE AGREEMENTS - 1.31%
Goldman Sachs
 5.133% due 07/01/99 (Dated 06/30/99, repurchase price
 of $2,500,357; collateralized partially by Fannie Mae
 - market value $35,647,968 and due 04/01/09)           $2,500,000   $2,500,000

State Street Bank and Trust 4.000% due 07/01/99
 (Dated 06/30/99, repurchase price of $18,002;
 collateralized by U.S. Treasury Notes - market value
 $18,532 and due 08/15/21)                                  18,000       18,000
                                                                   ------------
Total Securities Held Under Repurchase Agreements                     2,518,000
                                                                   ------------
Total Short-Term Investments
 (Cost $2,518,000)                                                    2,518,000
                                                                   ------------
TOTAL BOND AND INCOME PORTFOLIO
 (Cost $197,575,067)                                               $192,038,314
                                                                   ------------

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $873,036 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                Unrealized
                                          Number of            Appreciation
               Type                       Contracts           (Depreciation)
-----------------------------------------------------------------------------
90-Day Eurodollar Futures (9/99)               1                      $2,381
U.S. Treasury 5-Year Notes (9/99)            242                    (212,638)
U.S. Treasury 10-Year Notes (9/99)            30                     (28,144)
U.S. Treasury 30-Year Bonds (9/99)           408                    (782,309)
                                                                ------------
                                                                 ($1,020,710)
                                                                ------------

(b) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $197,542,986
                                                                ------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                  $1,350,021
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                  (6,854,693)
                                                                ------------
Net unrealized depreciation                                      ($5,504,672)
                                                                ------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares    Value
                                 ------    ------
COMMON STOCKS - 97.59%
Autos & Transportation - 2.30%
AMR Corp *                        26,400 $1,801,800
Brunswick Corp                    15,800    440,425
Cooper Tire & Rubber Corp         14,400    340,200
CSX Corp                          37,400  1,694,688
Dana Corp                         30,928  1,424,621
Delphi Automotive Systems         93,905  1,743,112
Delta Air Lines Inc               25,300  1,457,913
Eaton Corp                        13,700  1,260,400
FDX Corp *                        50,888  2,760,674
Fleetwood Enterprise               5,900    155,981
Ford Motor Co                    208,400 11,761,575
General Motors Corp              112,700  7,438,200
Genuine Parts Co                  30,675  1,073,625
Goodyear Tire & Rubber            26,900  1,582,056
Kansas City Southern              20,500  1,308,156
Navistar International Corp *     10,760    538,000
Norfolk Southern                  62,600  1,885,825
PACCAR Inc                        14,766    788,135
Southwest Airlines                57,925  1,802,916
TRW Inc                           21,800  1,196,275
US Airways Group Inc *            13,500    588,093
Union Pacific Corp                43,100  2,513,269
                                         ----------
                                         45,555,939
                                         ----------
Consumer Discretionary - 16.65%
Alberto-Culver Co `B'              5,500    146,437
Alcan Aluminum Ltd                39,500  1,261,530
America Online Inc *             186,500 20,608,250
American Greetings `A'            15,460    465,732
Autozone Inc *                    22,900    689,863
Avon Products Inc                 45,200  2,508,600
Best Buy Co Inc                   35,500  2,396,250
Black & Decker Corp               15,400    972,125
Browning-Ferris Industries Inc    28,200  1,212,600
Carnival Corp `A'                105,600  5,121,600
CBS Corp                         121,600  5,282,000
Cendant Corp *                   137,066  2,809,852
Circuit City Stores               17,600  1,636,800
Clear Channel Communications *    55,700  3,839,819
Consolidated Stores *             18,800    507,600
Costco Cos Inc *                  37,922  3,036,130
Crane Co                          11,050    347,384
Darden Restaurants Inc            23,700    516,956
Dayton Hudson Corp                75,900  4,933,500
Dillards Inc `A'                  17,400    611,175
Dollar General Corp               39,875  1,156,375
Eastman Kodak Co                  56,100  3,800,775
Federated Department Stores *     36,900  1,953,394
Fortune Brands Inc                29,500  1,220,563
Fruit of the Loom *               12,400    120,900
Gannett Co                        49,600  3,540,200
Gap Inc                          148,050  7,458,019
General Electric Co              564,400 63,777,200

                                              Market
                                    Shares    Value
                                    ------    ------
Gillette Co                         191,000 $7,831,000
H & R Block                          18,200    910,000
Harcourt General Inc                 10,442    538,416
Harrah's Entertainment Inc *         15,850    348,700
Hasbro Inc                           33,225    928,223
Hilton Hotels Corp                   44,700    634,181
Home Depot Inc                      253,900 16,360,681
IKON Office Solutions Inc            21,800    327,000
International Flavors-Fragrances     17,100    758,813
Interpublic Group of Cos Inc         22,350  1,936,069
J.C. Penney Co Inc                   45,800  2,224,163
Jostens Inc                           4,548     95,792
Kimberly-Clark Corp                  94,852  5,406,564
King World Productions Inc *         15,200    529,150
Kmart Corp                           91,500  1,504,031
Knight-Ridder Inc                    16,100    884,494
Kohls Corp *                         26,200  2,022,313
Laidlaw Environmental Services Inc   44,800    330,400
Limited Inc                          36,248  1,644,753
Liz Claiborne Inc                    10,660    389,090
Loews Corp                           16,900  1,337,213
Lowe's Cos Inc                       63,600  3,605,325
Marriott International Inc `A'       41,800  1,562,275
Mattel Inc                           71,750  1,896,891
May Department Stores Co             58,100  2,374,838
Maytag Corp                          15,800  1,101,063
McDonalds Corp                      233,100  9,629,944
McGraw Hill Inc                      33,900  1,828,481
Meredith Corp                         8,900    308,163
Mirage Resorts Inc *                 33,900    567,825
National Service Industries           7,100    255,600
New York Times Co `A'                31,400  1,155,913
Newell Rubbermaid Inc                48,934  2,275,431
Nike Inc `B'                         48,700  3,083,319
Nordstrom Inc                        26,720    895,120
Office Depot Inc *                   63,500  1,400,969
Omnicom Group Inc                    29,000  2,320,000
Pep Boys Manny Moe & Jack             9,000    194,625
Polaroid Corp                         9,000    248,625
R.R. Donnelley & Sons                23,100    856,144
Reebok International Ltd              9,480    176,565
Russell Corp                          6,200    120,900
Sears Roebuck & Co                   66,700  2,972,319
Service Corp International           47,100    906,675
Snap-On Inc                          11,150    403,491
Springs Industries Inc                1,900     82,888
Stanley Works                        14,400    463,500
Staples Inc *                        79,450  2,457,984
Tandy Corp                           35,544  1,737,213
Time Warner Inc                     205,540 15,107,190
Times Mirror Co `A'                  12,388    733,989
TJX Cos Inc                          55,700  1,855,506
Toys R Us Inc *                      43,200    893,700
Tribune Co                           20,400  1,777,350
Tricon Global Restaurants *          27,570  1,492,226
Tupperware Corp                       9,900    252,450
Tyco International Ltd              140,714 13,332,652
VF Corp                              20,000    855,000
Viacom Inc                          117,576  5,173,343

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            Market
                                  Shares     Value
                                  ------    ------
Wal-Mart Stores Inc               762,100 $36,771,325
Walt Disney Co                    354,106  10,910,891
Waste Management Inc              102,660   5,517,975
Wendy's International Inc          21,400     605,887
Whirlpool Corp                     13,500     999,000
                                          -----------
                                          330,033,245
                                          -----------
Consumer Staples - 7.71%
Albertsons Inc                     75,478   3,891,833
Anheuser-Busch Cos Inc             82,300   5,838,156
Bestfoods                          49,900   2,470,050
Brown-Forman Corp                   8,161     531,995
Campbell Soup Co                   74,200   3,441,024
Clorox Co                          20,200   2,157,613
Coca-Cola Co                      424,700  26,543,750
Coca-Cola Enterprises Inc          67,900   2,020,025
Colgate-Palmolive Co               50,400   4,977,000
Conagra Inc                        84,300   2,244,488
Coors (Adolph) Co                   6,290     311,355
CVS Corp                           67,200   3,410,400
General Mills Inc                  26,400   2,121,900
Great Atlantic & Pacific            6,800     229,925
H.J. Heinz Co                      62,850   3,150,356
Hershey Foods Corp                 24,700   1,466,563
Kellogg Co                         67,800   2,237,400
Kroger Co *                       141,800   3,961,538
Longs Drug Stores Inc               6,700     231,569
Nabisco Holdings Corp `A'          57,400   1,122,888
PepsiCo Inc                       253,800   9,818,888
Philip Morris Cos Inc             418,500  16,818,469
Procter & Gamble Co               228,600  20,402,550
Quaker Oats Co                     23,500   1,559,813
Ralston-Ralston Purina Group       56,300   1,713,631
Rite Aid Corp                      47,300   1,164,763
RJ Reynolds Tobacco Holdings *         67       2,099
Safeway Inc *                      86,200   4,266,900
Sara Lee Corp                     157,100   3,564,206
Seagrams Co Ltd                    68,700   3,460,763
Supervalu Inc                      19,800     508,613
SYSCO Corp                         57,300   1,708,256
Unilever N.V.                      98,492   6,869,817
UST Inc                            32,800     959,400
Walgreen Co                       172,000   5,052,500
William Wrigley Jr. Co             19,900   1,791,000
Winn-Dixie Stores Inc              21,300     786,768
                                          -----------
                                          152,808,264
                                          -----------
Financial Services - 16.06%
AFLAC Inc                          46,200   2,211,824
Allstate Corp                     141,378   5,071,935
American Express Co                77,900  10,136,737
American General Corp              43,365   3,268,636
American International Group Inc  213,308  24,970,367
Amsouth Bancorp                    30,750     713,016
Aon Corp                           42,425   1,750,031
Associates First Capital Corp     125,490   5,560,776
Automatic Data Processing Inc     106,100   4,668,400
Bank of America Corp              298,008  21,847,712

                                             Market
                                   Shares    Value
                                   ------    ------
Bank of New York Co                131,000 $4,806,063
Bank One Corp                      203,054 12,094,404
BankBoston Corp                     51,100  2,612,488
BB&T Corp                           46,600  1,709,638
Bear Stearns Cos Inc                19,100    892,925
Capital One Finance                 34,200  1,904,512
Chase Manhattan Corp               145,680 12,619,530
Chubb Corp                          28,600  1,987,700
CIGNA Corp                          35,600  3,168,400
Cincinnati Financial Corp           26,000    976,624
CitiGroup Inc                      581,163 27,605,242
Comerica Inc                        26,750  1,589,953
Conseco Inc                         55,313  1,683,589
Countrywide Credit Industries Inc   19,600    837,900
Deluxe Corp                         13,800    537,338
Dow Jones & Co Inc                  12,900    684,506
Dun & Bradstreet Corp               28,400  1,006,425
Equifax Inc                         24,400    870,775
FHLMC                              116,900  6,780,200
Fifth Third Bancorp                 46,175  3,073,523
First Data Corp                     76,200  3,729,038
First Union Corp                   166,910  7,844,770
Firstar Corp                       123,800  3,466,400
Fleet Financial Group Inc           97,830  4,341,206
FNMA                               178,700 12,218,613
Franklin Resources Inc              44,600  1,811,875
Golden West Financial Corp          10,200    999,600
Hartford Financial Services Group   40,300  2,349,994
Household International Inc         83,192  3,941,221
Huntington Bancshares Inc *         36,300  1,270,500
ITT Industries Inc                  16,600    632,875
Jefferson-Pilot Corp                18,200  1,204,613
J.P. Morgan & Co Inc                30,100  4,229,050
KeyCorp                             79,500  2,553,938
Lehman Brothers Holding Inc         20,600  1,282,350
Lincoln National Corp               36,000  1,883,250
Marsh & McLennan Cos Inc            44,350  3,348,425
MBIA Inc                            17,400  1,126,650
MBNA Corp                          138,937  4,254,946
Mellon Bank Corp                    91,400  3,324,675
Mercantile Bancorp Inc              27,200  1,553,800
Merrill Lynch & Co Inc              61,500  4,916,156
MGIC Investment Corp                18,800    914,150
Morgan Stanley Dean Witter Co       99,474 10,196,085
National City Corp                  57,000  3,733,500
Northern Trust Corp                 19,600  1,901,200
Paine Webber Group Inc              24,400  1,140,700
Paychex Inc                         44,700  1,424,813
PNC Bank Corp                       53,100  3,059,888
Progressive Corp Ohio               12,400  1,798,000
Provident Cos Inc                   18,500    740,000
Providian Financial Corp            24,600  2,300,100
Regions Financial Corp              36,600  1,406,813
Republic New York Corp              18,500  1,261,469
Ryder Systems Inc                   12,300    319,800
SAFECO Corp                         25,240  1,113,715
Schwab (Charles) Corp               67,700  7,438,538
SLM Holding Corp                    28,500  1,305,656

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares     Value
                                 ------    ------
SouthTrust Corp                   31,100  $1,193,463
St. Paul Cos Inc                  40,698   1,294,705
State Street Corp                 27,500   2,347,813
Summit Bancorp                    29,900   1,250,194
SunTrust Banks Inc                55,200   3,832,950
Synovus Financial Corp            38,650     768,169
Torchmark Corp                    22,700     774,638
Transamerica Corp                 21,740   1,630,500
U.S. Bancorp                     127,537   4,336,258
Union Planters Corp               22,300     996,531
UNUM Corp                         24,900   1,363,274
Wachovia Corp                     35,000   2,994,687
Washington Mutual Inc            101,892   3,604,430
Wells Fargo & Co                 283,100  12,102,525
                                         -----------
                                         318,469,678
                                         -----------
Health Care - 10.87%
Abbott Laboratories Inc          261,500  11,898,250
Aetna Inc                         24,639   2,203,650
Allergan Inc                      12,000   1,332,000
Alza Corp *                       17,200     875,050
American Home Products Corp      227,000  13,052,500
Amgen Inc *                       88,100   5,363,088
Bard (C.R.) Inc                    9,200     439,875
Bausch & Lomb Inc                  9,700     742,050
Baxter International Inc          49,200   2,982,750
Becton Dickinson & Co             44,600   1,338,000
Biomet Inc                        20,940     832,365
Boston Scientific Corp *          67,300   2,956,994
Bristol Myers Squibb Co          342,300  24,110,756
Cardinal Health Inc               46,950   3,010,668
Columbia/HCA Healthcare Corp     100,284   2,287,729
Guidant Corp                      53,600   2,757,050
HCR Manor Care Inc *              18,500     447,469
HEALTHSOUTH Corp *                67,100   1,002,306
Humana Inc                        28,300     366,131
IMS Health Inc                    58,800   1,837,500
Johnson & Johnson                231,600  22,696,800
Lilly (Eli) & Co                 189,400  13,565,775
Mallinckrodt Inc                  12,300     447,413
McKesson HBOC Inc                 47,939   1,540,040
Medtronic Inc                    101,200   7,880,950
Merck & Co Inc                   406,500  30,081,000
Pe Corp-Pe Biosystems Group        8,500     975,375
Pfizer Inc                       223,500  24,529,125
Pharmacia & Upjohn Inc            88,135   5,007,170
Schering-Plough Corp             254,200  13,472,600
Shared Medical Systems Corp        4,500     293,625
St. Jude Medical Inc              12,756     454,433
Tenet Healthcare Corp *           51,900     963,394
United Healthcare Corp            32,100   2,010,262
Warner-Lambert Co                145,800  10,114,875
Watson Pharmaceuticals Inc *      16,400     575,025
Wellpoint Health Networks Inc *   11,300     959,088
                                         -----------
                                         215,403,131
                                         -----------

                                          Market
                                Shares    Value
                                ------    ------
Integrated Oils - 5.00%
Amerada Hess Corp                16,800   $999,600
Atlantic Richfield Co            56,200  4,696,213
Chevron Corp                    112,400 10,699,074
Coastal Corp                     37,700  1,508,000
Exxon Corp                      418,700 32,292,238
Kerr-McGee Corp                  14,898    747,693
Mobil Corp                      134,300 13,295,700
Occidental Petroleum Corp        63,500  1,341,438
Phillips Petroleum Co            43,500  2,188,594
Royal Dutch Petroleum Guilder   368,800 22,220,200
Texaco Inc                       92,100  5,756,250
Unocal Corp                      43,100  1,707,837
USX-Marathon Group               51,800  1,686,737
                                        ----------
                                        99,139,574
                                        ----------
Materials & Processing - 3.79%
Air Products & Chemicals Inc     39,400  1,585,850
Alcoa Inc                        63,500  3,929,062
Allegheny Teledyne Inc           31,805    719,587
Archer-Daniels-Midland Co        99,869  1,541,728
Armstrong World Industries Inc    6,800    393,125
ASARCO Inc                        7,000    131,688
Avery Dennison Corp              20,000  1,207,500
Ball Corp                         5,000    211,250
Barrick Gold Corp                64,200  1,243,875
Battle Mountain Gold Co `A'      43,600    106,275
Bemis Inc                         7,300    290,175
Bethlehem Steel Corp             21,000    161,438
Boise Cascade Corp               10,300    441,613
Burlington Northern Santa Fe     82,310  2,551,610
Champion International Corp      17,500    837,812
Crown Cork & Seal Co Inc         21,900    624,150
Cyprus Amax Minerals Co          17,900    271,856
Dow Chemical Co                  38,100  4,833,938
Du Pont E.I. De Nemours & Co    193,900 13,245,794
Eastman Chemical Co              14,225    736,144
Ecolab Inc                       19,840    865,520
Engelhard Corp                   22,612    511,597
Fluor Corp                       12,800    518,400
Fort James Corp                  37,100  1,405,163
Freeport McMoran Copper & Gold   21,400    383,863
Georgia-Pacific Group            32,000  1,516,000
Great Lakes Chemical Corp        10,100    465,231
Hercules Inc                     17,300    680,106
Homestake Mining Co              39,900    326,681
International Paper Co           70,896  3,580,248
Johnson Controls Inc             12,600    873,338
Louisiana-Pacific Corp           21,200    503,500
Martin Marietta Materials             1         59
Masco Corp                       61,000  1,761,375
Mead Corp                        17,700    738,975
Monsanto Co                     107,100  4,223,756
Nalco Chemical Co                11,300    586,188
Newmont Mining Corp              32,322    642,400
Nucor Corp                       15,900    754,256
Owens Corning                     9,300    319,688

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                               Shares    Value
                               ------    ------
Owens Illinois Inc *            25,200   $823,725
Phelps Dodge Corp               10,000    619,375
Pioneer Hi-Bred International   41,240  1,605,783
Placer Dome Inc                 57,900    683,944
Potlatch Corp                    4,900    215,294
PPG Industries Inc              30,400  1,795,500
Praxair Inc                     27,100  1,326,206
Reynolds Metals Co              11,200    660,800
Rohm & Haas Co                  40,598  1,740,645
Sealed Air Corp *               14,360    931,605
Sherwin Williams Co             30,200    838,050
Sigma Aldrich Corp              17,300    595,769
Temple-Inland Inc                9,600    655,200
Timken Co                        9,500    185,250
Union Carbide Corp              24,400  1,189,500
USX-U.S. Steel Group            16,560    447,120
Vulcan Materials Co             17,800    858,850
Westvaco Corp                   15,100    437,900
Weyerhaeuser Co                 34,400  2,365,000
Willamette Industries Inc       19,300    889,005
Worthington Industries Inc      15,155    249,110
W.R. Grace & Co *               12,600    231,524
                                       ----------
                                       75,065,969
                                       ----------
Other Energy - 1.79%
AES Corp *                      33,100  1,923,937
Anadarko Petroleum Corp         21,800    802,513
Apache Corp                     18,700    729,300
Ashland Inc                     10,400    417,300
Baker Hughes Inc                56,400  1,889,400
Burlington Resources Inc        30,547  1,321,157
Columbia Energy Group Inc       15,500    971,656
Eastern Enterprises              4,200    166,950
Enron Corp                      58,800  4,806,900
Halliburton Co                  75,800  3,429,950
Helmerich & Payne Inc            8,500    202,406
Inco Ltd                        28,600    514,800
McDermott International Inc      9,600    271,200
Minnesota Mining & Mfg Co       70,000  6,085,625
Rowan Companies Inc *           13,900    256,281
Schlumberger Ltd                92,900  5,916,569
Sonat Inc                       19,000    629,375
Sunoco Inc                      13,057    394,158
Tenneco Inc                     35,800    854,725
Union Pacific Resources Group   43,226    705,124
Williams Cos Inc                75,500  3,213,468
                                       ----------
                                       35,502,794
                                       ----------
Producer Durables - 3.50%
AlliedSignal Inc                95,900  6,041,700
Andrew Corp *                   12,525    237,192
Applied Materials Inc *         63,500  4,691,063
B.F. Goodrich Co                11,400    484,500
Boeing Co                      164,910  7,286,961
Briggs & Stratton Corp           4,000    231,000
Case Corp                       12,700    611,187
Caterpillar Inc                 63,100  3,786,000
Centex Corp                     10,200    383,137

                                                 Market
                                       Shares    Value
                                       ------    ------
Cooper Industries Inc                   18,600   $967,200
Cummins Engine Co Inc                    5,800    331,325
Danaher Corp                            23,100  1,342,688
Deere & Co                              41,200  1,632,550
Dover Corp                              38,400  1,344,000
Emerson Electric Co                     75,300  4,734,488
FMC Corp *                               5,500    375,719
Foster Wheeler Corp                      9,000    127,125
Honeywell Inc                           22,400  2,595,600
Illinois Tool Works Inc                 44,400  3,640,800
Ingersoll-Rand Co                       28,850  1,864,431
Kaufman & Broad Home Corp                7,800    194,025
KLA-Tencor Corp *                       15,800  1,025,025
Lockheed Martin Corp                    70,442  2,623,965
Milacron Inc                             4,600     85,100
Millipore Corp                           7,352    298,216
Nacco Industries Inc                     1,000     73,500
Northrop Grumman Corp                   11,800    782,488
Pall Corp                               21,266    471,839
Parker-Hannifin Corp                    18,675    854,381
Pitney Bowes Inc                        46,900  3,013,325
Pulte Corp                               8,900    205,256
Raychem Corp                            16,300    603,100
Tektronix Inc                            8,150    246,028
Textron Inc                             27,300  2,247,131
Thomas & Betts Corp                      9,500    448,875
United Technologies Corp                83,300  5,971,568
W.W. Grainger Inc                       16,300    877,144
Xerox Corp                             112,900  6,668,156
                                               ----------
                                               69,397,788
                                               ----------
Technology - 18.98%
3Com Corp *                             61,700  1,646,618
Adobe Systems Inc                       10,500    862,640
Advanced Micro Devices Inc *            25,000    451,562
Apple Computer Inc                      24,850  1,150,866
Autodesk Inc                             8,760    258,968
BMC Software Inc *                      40,700  2,197,800
Cabletron Systems Inc *                 29,800    387,400
Ceridian Corp *                         27,900    911,980
Cisco Systems Inc *                    550,100 35,481,450
Compaq Computer Corp                   289,042  6,846,682
Computer Associates International Inc   91,900  5,054,500
Computer Sciences Corp *                27,900  1,930,331
Compuware Corp *                        64,600  2,055,088
Corning Inc                             42,000  2,945,250
Data General Corp *                      7,300    106,306
Dell Computer Corp *                   438,200 16,213,400
EG&G Inc                                 7,700    274,313
Electronic Data Systems Corp            84,800  4,796,500
EMC Corp *                             172,800  9,504,000
Gateway 2000 Inc *                      23,800  1,404,200
General Dynamics Corp                   21,940  1,502,890
General Instrument Corp *               27,200  1,156,000
Harris Corp                             13,600    532,950
Hewlett-Packard Co                     175,500 17,637,750
IBM Corp                               312,600 40,403,550
Intel Corp                             571,460 34,001,870

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                 Shares     Value
                                 ------    ------
LSI Logic Corp *                  24,400  $1,125,450
Lucent Technologies Inc          516,626  34,839,965
Micron Technology Inc             39,800   1,604,438
Microsoft Corp *                 876,800  79,076,400
Motorola Inc                     103,300   9,787,675
National Semiconductor Corp *     28,900     731,531
Network Appliance Inc *           12,800     715,200
Nortel Networks Corp             114,340   9,926,141
Novell Inc *                      60,200   1,595,300
Oracle Systems Corp *            248,902   9,240,487
Parametric Technology Corp *      49,000     679,875
Peoplesoft Inc *                  40,200     693,450
Raytheon Co                       58,000   4,081,750
Rockwell International Corp       32,700   1,986,525
Scientific Atlanta Inc            13,000     468,000
Seagate Technology *              42,000   1,076,250
Silicon Graphics Inc *            32,044     524,721
Solectron Corp *                  43,400   2,894,238
Sun Microsystems Inc *           131,800   9,077,725
Tellabs Inc *                     66,900   4,519,931
Texas Instruments Inc             66,800   9,686,000
Thermo Electron Corp *            24,400     489,525
Unisys Corp *                     43,200   1,682,100
                                         -----------
                                         376,217,541
                                         -----------
Utilities - 10.94%
Alltel Corp                       47,400   3,389,100
Ameren Corp                       21,700     832,737
American Electric Power Co Inc    33,000   1,239,563
Ameritech Corp                   189,300  13,913,550
AT&T Corp                        548,140  30,593,063
Bell Atlantic Corp               267,322  17,476,176
BellSouth Corp                   328,200  15,384,375
Carolina Power & Light Co         20,800     890,500
Central & South West Corp         36,700     857,862
CenturyTel Inc                    25,550   1,015,612
Cinergy Corp                      25,013     800,415
CMS Energy Corp                   20,300     850,063
Comcast Corp `A'                 128,770   4,949,597
Consolidated Edison Inc           40,600   1,837,150
Consolidated Natural Gas Co       16,500   1,002,375
Constellation Energy Group        23,850     706,556
Dominion Resources Inc            37,250   1,613,391
DTE Energy Company                25,000   1,000,000
Duke Power Co                     62,326   3,388,976
Edison International              60,800   1,626,400
Entergy Corp                      50,500   1,578,125
FirstEnergy Corp                  36,000   1,116,000
Florida Progress Corp             17,700     731,231
FPL Group Inc                     31,600   1,726,150
Frontier Corp                     31,000   1,829,000
GPU Inc                           17,600     742,500
GTE Corp                         166,200  12,589,650
MCI Worldcom Inc *               320,465  27,640,106
MediaOne Group Inc *             104,500   7,772,188
New Century Energies Inc          17,600     683,100
NEXTEL Communications Inc `A' *   49,600   2,489,300
Niagara Mohawk Holdings Inc *     22,700     364,619

                                                  Market
                                     Shares       Value
                                     ------       ------
NICOR Inc                               9,100       $346,369
Northern States Power Co               19,500        471,656
ONEOK Inc                               4,900        155,575
Pacificorp                             63,900      1,174,163
PECO Energy Co                         37,700      1,578,688
Peoples Energy Corp                     6,100        229,894
PG&E Corp                              65,900      2,141,750
PP&L Resources Inc                     22,466        690,830
Public Services Enterprises            38,400      1,569,600
Reliant Energy Inc                     45,529      1,257,739
SBC Communications Inc                336,948     19,542,983
Sempra Energy                          39,047        883,438
Southern Co                           126,500      3,352,250
Sprint FON Group                      149,000      7,869,063
Sprint PCS Group *                     75,850      4,332,931
Texas Utilities Co                     48,810      2,013,413
U.S. West Inc                          86,636      5,089,865
Unicom Corp                            39,800      1,534,788
                                              --------------
                                                 216,864,425
                                              --------------
Total Common Stocks
 (Cost $1,303,331,845)                         1,934,458,348
                                              --------------
                                   Principal
                                     Amount       Value
                                   ---------      -----
SHORT-TERM INVESTMENTS - 2.41%
U.S. TREASURY BILLS - 0.15%
 4.400% due 08/19/99 **               $20,000         19,881
 4.450% due 08/19/99 **             2,945,000      2,927,139
                                              --------------
Total U.S. Treasury Bills                          2,947,020
                                              --------------
SECURITIES HELD UNDER REPURCHASE AGREEMENT -
2.26%
State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price
 of $44,747,922; collateralized by U.S.
 Treasury Notes--market value
 $46,550,938 and due 03/31/01)     44,743,485     44,743,485
                                              --------------
Total Securities Held Under Repurchase
 Agreement                                        44,743,485
                                              --------------
Total Short-Term Investments
 (Cost $47,690,505)                               47,690,505
                                              --------------
TOTAL EQUITY INDEX PORTFOLIO
 (COST $1,351,022,350)                        $1,982,148,853
                                              --------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $2,947,020 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                  Unrealized
                                            Number of            Appreciation
     Type                                   Contracts           (Depreciation)
------------------------------------------------------------------------------
S&P 500 (9/99)                                 113                    $913,782
                                                                   -----------

(b) At June 30, 1999, the net unrealized appreciation (depreciation) of invest-ments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $1,351,022,350
                                                                --------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost               $653,082,334
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (21,955,831)
                                                                --------------
Net unrealized depreciation                                       $631,126,503
                                                                --------------


See Notes to Financial Statements

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                      Shares  Value
                                      ------ ------
COMMON STOCKS - 87.73%
Autos & Transportation - 3.81%
AAR Corp                              1,600  $36,300
Aftermarket Technology Corp *         1,200   13,650
Air Express International             2,400   60,900
Airborne Freight Corp                 2,400   66,450
AirTran Holdings Inc *                4,700   27,025
Alaska Air Group Inc                  1,700   70,976
America West Holdings Corp `B' *      2,300   43,413
American Freightways Corp *           1,200   23,475
Amtran Inc *                            600   14,775
Arctic Cat Inc                        1,100    9,831
Arnold Industries Inc                 1,900   29,331
Arvin Industries Inc                  1,300   49,238
Atlantic Coast Airlines *               700   13,300
Atlas Air Inc *                         750   24,188
Aviall Inc                            1,600   30,100
Avondale Industries *                   900   35,100
Bandag Inc                            1,200   41,625
C.H. Robinson Worldwide Inc           2,200   80,851
Circle International Group            1,300   28,438
Coach USA Inc *                       1,400   58,713
Coachmen Industries Inc               1,000   23,250
Cons Freightways Corp *               1,900   24,403
Delco Remy International Inc *        1,600   17,600
Dura Automotive Systems Inc *         1,300   43,225
Eagle USA Airfreight Inc *              800   33,950
Exide Corp                            1,100   16,225
Fleetwood Enterprise                  1,500   39,656
Florida East Coast Industries         1,400   61,950
Fritz Cos Inc *                       1,100   11,825
Halter Marine Group Inc *             2,100   13,913
Hayes Lemmerz International Inc *     1,100   32,313
Heartland Express Inc *               1,800   29,475
J. B. Hunt Transport Services Inc     1,200   19,500
Keystone Automotive Industries Inc *  1,000   17,375
Kirby Corp                            1,100   23,306
Landstar System Inc *                   600   21,656
M.S. Carriers Inc *                     500   14,828
MascoTech Inc *                       2,200   37,263
Mesa Air Group Inc *                  1,200    9,019
Mesaba Holdings Inc *                   800   10,200
Midwest Express Holding *             1,200   40,801
Miller Industries Inc *               2,600   10,238
Modine Manufacturing Co               1,300   42,331
Monaco Coach Corp *                     700   29,619
Motivepower Industries Inc *          1,800   31,950
OEA Inc                               1,300   11,538
Offshore Logistic *                   1,200   13,350
Oshkosh Truck Corp                      700   35,219
Overseas Shipholding Group            1,500   19,313
Pittston Bax Group                    1,500   14,250
Polaris Industries Inc                1,800   78,300
Roadway Express Inc                   1,200   23,250
Sauer Inc                               500    5,375
Simpsom Industries                    1,100   11,275

                                               Market
                                       Shares   Value
                                       ------  ------
Skywest                                1,700    $42,393
Smith (A.O.) Corp                      1,200     33,600
Standard Motor Products Co               400      9,800
Standard Products Co                   1,400     35,875
Stoneridge Inc *                         800     10,800
Superior Industries International Inc  1,100     30,044
Swift Transport *                      2,250     49,500
Thor Industries                          700     19,863
Titan International Inc                2,000     23,750
Tower Automotive Inc *                 2,500     63,594
Trans World Airlines *                 3,400     16,788
USFreightways Corp                     1,800     83,363
U.S. Xpress Enterprises `A' *            400      4,275
Varlen Corp                              900     36,450
Wabash National Corp                   1,700     32,939
Werner Enterprise                      1,800     37,350
Westinghouse Air Brake Co              1,000     25,938
Winnebago Industries                   1,100     24,750
Wisconsin Central Transport *          3,100     58,513
Wynn's International Inc                 800     14,750
Yellow Corp                            1,500     26,625
                                              ---------
                                              2,306,380
                                              ---------
Consumer Discretionary - 16.58%
@Entertainment Inc *                     800     15,000
7th Level Inc                          2,400     10,950
99 Cents Only Stores *                   800     39,950
Aaron Rents Inc                        1,300     28,925
Abacus Direct Corp                       500     45,751
ABM Industries                         1,000     30,688
AboveNet Communications                1,300     52,363
ABR Information Services Inc *           600     54,039
Acclaim Entertainment Inc *            3,500     22,314
Ackerley Group Inc                     1,200     21,825
Action Performance *                     900     29,700
ACTV Inc *                             2,500     34,688
AdForce Inc                              600     14,100
Administaff Inc *                        600      9,600
Advantage Learning System Inc *          400      8,850
Advantica Restaurant Group *             600      2,063
ADVO Systems Inc                       1,300     26,976
AHL Services Inc *                       400      9,975
AMC Entertainment                        800     15,300
AMERCO *                                 500     11,250
American Classic Voyages Co. *           300      7,200
American Italian Pasta Co `A' *        1,000     30,375
Ames Department Stores Inc *           1,400     63,876
AMF Bowling Inc *                      4,300     36,281
Anchor Gaming *                          400     19,225
AnnTaylor Stores Corp *                1,100     49,500
APAC TeleServices Inc *                1,400      4,550
Applebee's International Inc           1,700     51,213
Applied Graphics Technologies Inc *    1,400     17,675
Aqua Alliance Inc *                    4,500      4,500
Ascent Entertainment Group *           2,400     33,900
Authentic Fitness Corp                   800     14,000
Avado Brands Inc                       1,700     14,238
Aviation Sales Co *                      500     19,750

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Market
                                   Shares  Value
                                   ------ ------
Avis Rent A Car Inc *              1,600  $46,600
Aztar Corp *                       2,200   20,213
Bacou Inc *                          300    5,119
Bally Total Fitness Holdings *     1,700   48,238
Banta Corp                         1,800   37,800
Barnesandnoble.com Inc               900   16,200
Bassett Furniture                    700   16,013
Bell Howell And Co *                 900   34,031
Beyond.com Corp                      800   22,950
Big Flower Press Holdings Inc *      900   28,689
Block Drugs                        1,100   45,856
Bob Evans Farms Inc                2,400   47,700
Boise Cascade Office Product *       800    9,400
Borders Group Inc *                3,900   61,669
Borg-Warner Security Corp *          700   14,219
Bowne & Co                         2,500   32,500
Boyd Gaming Corp *                 2,200   15,400
Boyds Collection Ltd *             4,000   69,250
Brightpoint Inc *                  3,000   18,188
Brown Shoe Company Inc             1,600   34,800
Budget Group Inc `A' *             2,100   25,856
Buffets Inc *                      3,400   39,100
Building One Services Corp *         365    5,064
Burlington Coat Factory *          1,200   23,175
Bush Industries                      600    9,975
Callaway Golf Co                   3,700   54,113
Career Education Corp *              300   10,144
Carmike Cinemas *                    600    9,563
Carriage Services Inc `A' *          700   13,125
Casella Waste *                      700   18,200
Catalytica Inc *                   3,100   43,400
Cato Corp                            900   10,463
CBRL Group Inc                     2,800   48,475
CD Radio Inc *                     1,100   33,516
CDI Corp *                           800   27,250
CDnow Inc *                        1,200   21,150
CEC Entertainment *                1,300   54,925
CellStar Corp *                    2,100   16,538
Central Garden & Pet Co *          1,300   13,325
Central Parking Corp                 900   30,825
Century Business Services *        3,900   56,551
Championship Auto Racing *           500   14,969
Charles River Associates Inc         800   20,050
Charming Shoppes Inc               7,400   45,094
Cheesecake Factory *               1,400   42,700
Children's Place *                 1,100   44,550
Choice Hotels International Inc *  2,500   49,375
ChoicePoint Inc *                    900   60,413
Churchill Downs Inc                  300   10,350
Citadel Communications Corp          700   25,331
CKE Restaurants Inc                2,400   39,000
Coinstar Inc                       1,200   34,425
Coldwater Creek Inc *                600   11,700
Coleman Co Inc *                     800    7,500
Columbia Sportswear Co *             500    7,688
CompUSA Inc *                      6,300   46,857
Consolidated Graphics Inc *          900   45,000
Consolidated Products Inc *        1,900   34,200

                                              Market
                                       Shares  Value
                                       ------ ------
Copart Inc                             1,000  $21,250
Cornell Corrections Inc                1,000   16,438
Corporate Express *                      700    4,900
Cost Plus Inc *                          850   38,674
CPI Corp                                 400   13,200
Creative Computers                     1,100    8,800
CSK Auto Corp *                          900   24,300
CSS Industries Inc *                     500   14,063
Daisytek International Corp *          1,600   26,100
Dave & Buster's Inc *                    600   17,400
Delia's Inc *                            300    4,050
Dendrite International Inc *           1,000   36,125
Department 56 Inc *                    1,200   32,250
Diamond Tech Partners Inc *              500   11,188
Direct Focus Inc                       1,100   22,851
Discount Auto Parts Inc *                600   14,475
Dollar Thrifty Automotive Group Inc *  1,800   41,850
Donna Karan International Inc *          700    6,956
Dover Downs Entertainment                700   12,381
Dress Barn Inc *                         900   14,400
E4L Inc                                1,600   11,600
EarthWeb Inc                             600   22,350
Education Management Corp              1,600   33,200
Emmis Communications `A' *             1,200   59,251
Enesco Group Inc                         900   20,813
Entercom Communications *              1,200   51,300
Ethan Allen Interiors Inc              2,100   79,275
Extended Stay America Inc *            4,000   48,000
F.Y.I. Inc *                             700   21,963
Factory 2-U Stores Inc                   400    7,400
Family Golf Centers *                  1,200    9,225
Fatbrain.com Inc                         700   11,725
Fedders USA Inc                        2,700   18,056
Federal Signal Corp                    2,800   59,325
Fidelity Holdings Inc                    500   10,188
Finish Line `A' *                      1,400   15,750
First Consulting Group Inc *             700    7,438
Fisher Scientific Inc *                2,300   51,319
Florida Panthers Holdings *            1,600   17,100
Flycast Communications Corp              700   13,388
Foodmaker Inc *                        2,400   68,100
Footstar Inc *                         1,400   52,063
Fossil Inc *                             600   29,025
Franklin Covey Co *                    1,200    8,850
Furniture Brands International Inc *   2,400   66,900
G & K Services Inc `A'                 1,100   57,612
GC Cos Inc *                             500   17,875
Gaylord Entertainment Class A          1,300   39,000
GenCorp Inc                            2,000   50,500
General Nutrition *                    3,200   74,600
Genesco Inc *                          1,400   20,388
Getty Images Inc *                     1,200   22,650
Goody's Family Clothing *              1,800   20,588
Gray Communication System                100    2,000
Grey Advertising Inc                     100   33,300
Griffon Corp *                         1,700   13,281
Group 1 Automotive Inc *                 900   19,013
Group Maintenance America *            1,000   12,937

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        Market
                                 Shares Value
                                 ------ ------
GT Interactive Software Corp *   2,000  $7,000
GTECH Holdings Corp              2,300  54,195
Guess? Inc *                       400   5,525
Guitar Center Inc *              1,100  11,481
Gymboree Corp *                  1,900  19,950
HA-lO Industries Inc *           3,050  30,119
Handleman Co Del                 2,500  29,531
Hanover Direct Inc *             6,800  19,125
Harland John H Co                2,500  49,845
Harmon International             1,200  52,800
Haverty Furniture                  500  17,625
Heilig- Meyers Co                3,300  22,481
Herbalife International Inc `A'    800   8,750
Hollywood Entertainment Corp *   1,700  33,256
Hollywood Park Inc               1,600  27,200
HomeBase Inc *                   3,300  20,831
IHOP Corp *                      1,100  26,469
InfoUSA Inc `B' *                1,200  10,200
Insight Enterprises Inc *        1,050  25,988
Interim Services Inc *           2,900  59,813
Iron Mountain Inc *              1,600  45,801
IT Group Inc                       600   9,638
ITI Technologies Inc *             400   9,050
ITT Educational Service Inc *    1,200  31,275
Jakks Pacific Inc                  600  17,888
Jo-Ann Stores `A' *              1,100  16,500
Jones Apparel Group Inc *           51   1,750
Jostens Inc                      2,000  42,125
Journal Register Co *            2,200  49,500
Just For Feet Inc *              1,800  11,588
Kellwood Co                      1,300  35,263
Kelly Services Inc `A'           1,500  48,188
Kenneth Cole *                     400  11,150
Labor Ready Inc *                1,600  52,000
Landry Seafood Restaurant *      2,600  20,800
Lands End Inc                      900  43,650
Lason Inc *                        800  39,700
Launch Media Inc *                 200   3,575
Lawson Products Inc                400  10,075
La-Z-boy Chair Co                2,900  66,701
Learning Tree International *      700   7,656
Lee Enterprises                  2,500  76,250
Libbey Inc                       1,300  37,700
Lithia Motors Inc `A'              900  18,450
Lodgian Inc *                    1,500   9,844
Lone Star Steakhouse & Saloon *  2,000  19,438
Lubys Cafeterias Inc             2,100  31,500
Mail-Well Inc *                  2,200  35,614
Marcus Corp                      1,300  16,006
Marvel Enterprises Inc *           400   2,950
Matthews International `A'         900  26,663
Maximus Inc *                      600  17,250
Media General `A'                1,500  76,500
Media Metrix Inc                   400  21,300
Mediconsult.com Inc *            1,000  10,438
MemberWorks Inc *                  800  23,200
Merrill Corp                       800  11,600
Metamor Worldwide Inc *          1,900  45,719

                                             Market
                                      Shares  Value
                                      ------ ------
Metromedia International Group Inc *  3,300  $24,750
Metzler Group Inc *                   1,800   49,725
Michaels Stores Inc *                 1,800   55,125
Micro Warehouse Inc *                 2,000   35,750
Midas Inc                             1,500   42,562
Midway Games Inc *                    1,400   18,113
Mikasa Inc                              300    3,394
Movado Group Inc                      1,000   25,875
Musicland Stores Corp *               1,700   15,088
National Presto Industries Inc          400   15,300
Nautica Enterprises Inc *             2,300   38,813
Navarre Corp                          1,200   11,813
NCO Group Inc *                         800   30,400
Neiman Marcus Group                     900   23,119
NetGravity Inc                        1,200   27,300
Network Event Theater Inc             1,100   18,425
NFO Worldwide Inc *                     900   12,600
Norrel Corp                           1,400   26,338
NPC International Inc *                 500    7,688
Oakley Inc *                          1,600   11,400
O'Charleys Inc *                        500    8,000
OfficeMax Inc *                       7,600   91,201
Ogden Corp                            2,100   56,569
Olsten Corp                           4,000   25,250
On Assignment Inc *                     600   15,675
On Command Corp *                       600   10,575
Oneida Ltd                              700   19,688
OnHealth Network Co                   1,300   13,813
ONSALE Inc *                            700   13,256
O'Reilly Automotive *                   800   40,300
Oshkosh B Gosh Inc `A'                  900   19,013
O'Sullivan Industries Holdings *      1,500   25,500
Oxford Industries                       300    8,494
Pacific Sunwear of California *       1,950   47,531
Papa John's International Inc *       1,200   53,625
ParkerVision Inc *                      300   10,500
Party City *                            100      384
Paxson Communications Corp *          1,600   21,600
Pegasus Communications *                800   31,550
Pegasus Systems *                       600   22,463
Pennzoil-Quaker State Co              3,700   55,500
Penske Motorsports Inc *                500   24,813
Penton Media Inc                        600   14,550
Pep Boys Manny Moe & Jack             2,700   58,388
Personnel Group of America Inc *      2,600   26,000
Petco Animal Supplies Inc *           1,200   18,900
PETsMART Inc *                        7,700   78,925
Phillips-Van Heusen                   1,300   12,838
Pier 1 Imports Inc                    4,800   54,000
Pierce Leahy Corp *                     300    7,406
Pillowtex Corp                          600    9,788
Pittston Brink Group                  1,800   48,150
Playboy Enterprise `B' *              1,000   26,563
Playtex Products *                    1,600   24,900
Polaroid Corp                         3,000   82,875
Prepaid Legal Services *              1,500   40,781
Preview Travel Inc *                  1,100   24,131
Prime Hospitality*                    2,900   34,800

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                                  Shares  Value
                                  ------ ------
Probusiness Services Inc *        1,000  $35,875
QRS Corp *                          500   39,000
Quanta Services Inc *             1,300   57,200
Quicksilver *                     1,350   35,184
R.H. Donnelley Corp               1,100   21,519
Racing Champions Corp             1,200    8,550
Rare Medium Group Inc *           1,900   23,631
Red Roof Inn                      1,500   26,906
Reebok International Ltd          2,000   37,250
Regis Corp Minn                   2,100   40,295
Rent A Center *                   1,000   24,000
Rent-Way Inc *                    1,400   34,475
Rollins Inc                       1,000   15,938
Romac International Inc *         3,100   27,513
Ruby Tuesday Inc                  2,200   41,800
Russ Berrie                         700   17,324
Russell Corp                      1,600   31,200
Ryan's Family Steak House *       2,200   25,575
Sbarro Inc *                        800   21,650
Scholastic Corp *                   900   45,563
Scientific Games Holdings Corp *    900   17,550
Shoe Carnival Inc                 1,000   17,000
ShopKo Stores Inc                 1,500   54,375
Sinclair Broadcast Group `A'        900   14,737
SITEL Corp *                        400    1,175
Sonic Corp *                      1,200   39,150
Source Information Management Co    900   12,150
Source Media Inc                  1,300   22,100
Spiegel Inc `A' *                   900    7,988
SportsLine USA Inc *              1,100   39,463
Springs Industries Inc              900   39,263
St. Johns Knits Inc               1,100   32,175
Staff Leasing Inc *               1,600   20,600
StaffMark Inc *                   2,400   24,075
Starrett (L.S.) Co `A'              300    8,063
Station Casinos Inc *               800   16,300
Stein Mart Inc *                  1,600   15,000
Strayer Education Inc               400   12,275
Stride Rite Corp                  2,700   27,844
Sturm Ruger & Companies Inc       2,200   23,513
Sunbeam Corp                      4,100   32,544
Sunglass Hut International *      3,000   51,563
Superior Services Inc *           1,800   48,038
Systemax Inc *                    2,800   34,650
Talbots Inc                         900   34,313
TeleTech Holdings Inc *           1,200   12,150
Tetra Tech Inc *                  1,875   30,938
The Buckle Inc *                    500   14,374
The Men's Warehouse Inc *         1,486   37,893
The Topps Co Inc                  3,800   27,669
THQ Inc                           1,000   28,750
Timberland Co *                     500   34,031
Toro Co                             800   31,500
Trans World Entertainment Corp *  2,500   28,125
Trendwest Resorts Inc *             400    8,925
Triarc Cos Inc *                  1,050   22,313
True North Communications         1,900   56,525
Tupperware Corp                   2,900   73,950

                                           Market
                                   Shares   Value
                                   ------  ------
UniFirst Corp                        600    $11,025
Unisource Worldwide Inc            3,500     42,219
United Auto Group Inc *              800      8,200
United Natural Foods Inc *         1,000     24,750
United Stationers Inc *            2,000     44,001
United Television Inc                200     20,975
Urban Outfitters Inc *               600     15,075
U.S. Home Corp *                     600     21,300
U.S. Office Products Co *          3,400     18,275
Vail Resorts *                     1,900     33,250
Value City *                         600      7,350
ValueVision International Inc `A'  1,100     21,863
VerticalNet Inc                      800     84,000
Veterinary Centers Of America *    1,100     14,919
Vistana Inc *                        900     14,175
Volt Info Sciences Inc *             600     13,725
VWR Scientific Products Corp *       800     29,350
Wackenhut Corp                       700     20,825
Wackenhut Corrections Corp *         500      9,906
Wallace Computer Services Inc      2,200     55,000
Waste Connections Inc *            1,200     36,600
Waste Industries Inc *               600     10,725
West Marine Inc *                  1,000     14,563
West Teleservices Corp *           1,100     10,313
Westwood One *                     1,500     53,531
Wet Seal Inc `A' *                   900     25,763
Windmere-Durable Holdings *        1,200     20,250
WMS Industries *                   1,900     32,300
Wolverine World Wide Inc           2,700     37,800
World Color Press Inc *            2,700     74,250
Wyndham International Inc `A' *    9,500     42,751
Xceed Inc                            900     19,688
Young Broadcasting Corp `A' *        500     21,281
                                          ---------
                                          9,970,204
                                          ---------
Consumer Staples - 2.31%
7-Eleven Inc *                     8,300     18,416
Aurora Foods Inc *                   400      7,000
Beringer Wine Estates `B' *        1,000     41,781
Bush Boake Allen Inc *               400     11,700
Canandaigua Brands *               1,200     62,926
Casey's General Stores Inc         3,700     55,500
Chiquita Brands International      3,600     32,400
Church & Dwight Inc                1,000     43,500
Del Monte Foods Co *               3,800     63,650
Dimon Inc                          2,400     12,450
Dreyer's Grand Ice Cream Inc       1,300     19,663
Duane Reed Inc *                   1,300     39,813
Earthgrains Co                     2,400     61,951
Farmer Brothers Co                   100     20,250
Fleming Companies Inc              2,100     24,413
General Cigar Holdings Inc *         400      3,125
Great Atlantic & Pacific           1,400     47,338
Hain Food Group Inc *                800     16,500
Imperial Sugar Co                  1,800     12,488
Ingles Markets Inc                   600      9,150
International Home Foods *           900     16,594
International Multifoods Corp      1,200     27,075

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            Market
                                    Shares   Value
                                    ------  ------
J&J Snack Foods Corp                  900    $21,600
Lance Inc                           2,300     35,939
Michael Foods Inc *                   800     18,800
Nature's Sunshine Products Inc        900      9,450
NBTY Inc *                          3,300     21,450
Performance Food Group *            1,000     27,188
Pilgrims Pride Corp `B'               700     21,000
Ralcorp Holdings Inc *              1,600     25,700
Rexall Sundown Inc *                2,600     31,688
Richfood Holdings Inc               3,100     54,638
Riviana Foods Inc                   1,000     18,750
Robert Mondavi `A' *                  400     14,550
Ruddick Corp                        2,400     48,000
Sanderson Farms Inc                 1,100     15,674
Smart & Final Inc                   1,400     14,700
Smithfield Foods Inc *                300     10,032
Smuckers `A'                        1,500     33,375
Suiza Foods Corp                    1,800     75,375
Twinlab Corp *                      2,200     18,906
Universal Corp VA                   2,100     59,719
Universal Foods                     3,300     69,713
Vlasic Foods International *        1,800     13,163
Whole Foods Market Inc *            1,300     62,481
Wild Oats Market                    1,000     30,344
                                           ---------
                                           1,399,918
                                           ---------
Financial Services - 19.57%
Acceptance Insurance Companies Inc    900     13,556
Advanta Corp `A'                    1,000     18,063
Advent Software Inc *                 300     20,100
Advest Group Inc                      500      9,969
Affiliated Managers Group *         1,200     36,225
Alabama National Bancorp              300      7,500
Alexander & Baldwin                 3,200     71,200
Alexanders Inc *                      200     14,775
Alexandria Real Estate Equities       600     18,750
Alfa Corp                           1,600     32,000
Alleghany Corp *                      300     55,500
Allied Capital Corp                 2,700     64,800
AMCORE Financial Inc                1,700     39,206
American Health Properties          1,300     26,163
American Heritage Life Investments  1,000     24,500
AmeriCredit Corp *                  4,300     68,801
AmerUs Life Holdings                1,000     27,000
AMLI Residential Properties         1,200     26,850
Anchor Bancorp Wisconsin Inc        1,700     30,281
Andover Bancorp Inc                   400     12,550
Arcadia Financial Ltd *             3,100     24,025
Area Bancshares                       300      8,137
Argonaut Group Inc                  1,000     24,000
ARM Financial Group Inc             1,400     11,900
Associated Estates Realty Corp      1,300     15,356
Baldwin & Lyons                       800     18,950
BancFirst Ohio Corp                   500     12,313
BancorpSouth Inc                    3,200     58,001
BancTec Inc *                       1,300     23,319
Bancwest Corp                       1,300     48,263
Bank of Granite Corp                  900     22,163

                                         Market
                                  Shares  Value
                                  ------ ------
Bank United Corp *                1,600  $64,300
BankAtlantic Bancorp              2,100   17,063
Banknorth Group Inc               1,900   62,701
BARRA Inc *                         800   20,200
Bay View Capital Corp             1,100   22,550
Bedford Property Investors        1,300   23,238
Berkley W R Corp                  1,500   37,500
Berkshire Realty Co                 600    6,938
Billing Concepts Corp *           3,000   33,564
Boykin Lodging Co                   900   13,838
Bradley Real Estate               1,500   31,125
Brandywine Realty Trust           2,700   53,494
BRE Properties                    2,400   62,249
Brenton Banks Inc *                 420    6,510
Brookline Bancorp Inc               800    9,250
Brown & Brown Inc                 1,000   38,001
BSB Bancorp Inc                     500   13,500
BT Financial Corp                   700   17,172
Burnham Pacific Properties Inc    1,900   23,394
Cabot Industrial Trust            1,300   27,625
Camden Property Trust             2,500   69,375
Capital Automotive REIT           2,200   29,150
Capital City Bank                   300    7,500
Capital Federal Financial *       4,300   44,882
Capital Re Corp                   1,400   22,488
Capstead Mortgage Corp            3,300   17,944
Carolina First                    1,200   29,250
Cash America International Inc    2,200   28,325
Cathay Bancorp Inc                  600   25,500
CBL & Associates Properties       1,600   42,200
CCC Info Services                 1,400   18,025
Centennial Bancorp *              1,020   14,089
CenterPoint Properties Corp       1,200   43,951
Center Trust Inc                  1,500   17,625
Century South Banks Inc             600   13,500
CFSB Bancorp Inc                    480   11,820
Charter Municipal Mtg Acceptance  2,300   29,469
Chateau Communities Inc           1,100   32,931
Chelsea GCA Realty Inc            1,300   48,263
Chemical Financial Corp             800   27,850
Chicago Title Corp                  800   28,550
Chittenden Corp                   1,342   41,938
Citizens Banking Corp Michigan    1,900   57,120
City Holding Co                     800   23,200
CNA Surety Corp                   1,000   15,313
Colonial Properties               1,500   42,375
Commerce BanCorp Inc NJ           1,705   72,889
Commerce Group Inc                1,400   34,125
Commerical Net Lease Realty       1,700   21,888
Commonwealth Bancorp Inc            900   16,144
Community First Bankshares Inc    2,800   66,850
Community Trust Bancorp Inc         610   14,259
Conning Corp                        800   13,000
ContiFinancial Corp *             1,700    6,056
Cornerstone Realty Income Trust   2,200   23,650
CORT Business Services Corp *       800   19,150
Corus Bankshares Inc                500   15,906
Cousins Properties Inc            1,300   43,956

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Market
                                   Shares  Value
                                   ------ ------
Crawford & Co CLB                  3,000  $48,750
Credit Acceptance Corp *           1,200    7,200
Crown American Realty Trust        2,100   15,356
CVB Financial Corp                   100    2,600
CyberCash Inc                      1,400   17,938
Dain Rauscher Corp                   700   37,888
Data Transmission Network *          900   25,313
Delphi Financial Group *           1,010   36,234
Developers Diversified Realty      4,700   78,137
Dime Community Bancshares            700   16,275
Doral Financial Corp               1,800   31,050
Downey Financial Corp              1,000   21,938
Duff & Phelps Credit Rating          500   33,438
EastGroup Properties Inc             900   18,056
Eaton Vance Corp                   1,800   61,989
Electro Rent Corp *                1,100   11,825
Enhance Financial Service Group    1,500   29,625
Equity Inns Inc                    3,200   29,600
Essex Property Trust Inc           1,000   35,375
EVEREN Capital Corp                  900   26,831
EW Blanch Holdings Inc               700   47,732
Executive Risk Inc                   600   51,038
F&M Bancorp Inc WI                   600   22,650
F&M National Corp                  1,300   43,144
FactSet Research Systems Inc         700   39,638
Fair Isaac & Company Inc             600   21,038
Farmers Capital Bank Corp            400   14,200
FBL Financial Group Inc `A'        1,500   29,250
Federal Realty Investments Trust   2,300   52,756
Fidelity National Financial Inc    1,500   31,500
Financial Federal Corp *             600   13,200
Finet.com Inc *                    3,800   21,138
First American Financial           3,000   53,625
First Bancorp Puerto Rico          1,900   42,870
First Charter Corp                   400    9,900
First Citizens BancShares `A'        300   24,225
First Commerce Bancshares Inc `B'  1,000   23,813
First Commonwealth Financial Corp  1,800   42,975
First Federal Capital Corp         1,100   16,225
First Financial Bancorp            2,400   54,300
First Financial Bankshares Inc       600   19,050
First Financial Corp                 300   11,344
First Financial Holdings Inc *       800   15,000
First Indiana Corp                 1,100   23,513
First Industrial Realty Trust      2,300   63,106
First Liberty Financial Corp         500   15,688
First Merchants Corp                 800   19,000
First Midwest Bancorp              1,300   51,675
First Republic Bank *              1,200   34,725
First Sentinel Bancorp Inc         1,500   13,313
First Sierra Financial *           1,000   25,000
First Source Corp                  1,210   38,720
First United Bancshares Arkansas   2,200   40,976
First Washington Bancorp Inc         900   18,056
First Western Bancorp              1,200   40,200
FirstFed Financial Corp *            600   11,550
Flagstar Bancorp Inc                 400   10,100
FNB Corp PA                        1,925   51,975

                                             Market
                                      Shares  Value
                                      ------ ------
Foremost Corp of America              1,100  $24,200
FPIC Insurance Group Inc *              600   29,100
Freedom Securities                      900   15,413
Friedman Billings Ramsey `A' *        1,900   22,563
Frontier Financial Corp *               800   19,600
Frontier Insurance Group Inc          2,000   30,750
Gables Residential Trust              1,500   36,188
Gallagher (Arthur J) & Co             1,000   49,500
GBC Bancorp                             700   14,175
Glenborough Realty Trust Inc          1,800   31,500
Glimcher Realty Trust                 1,300   21,125
Golf Trust of America Inc               300    7,331
Grand Premier Financial Inc             900   11,138
Great Lakes REIT Inc                  2,100   34,125
Greater Bay Bancorp                     900   29,925
Guarantee Life Cos Inc                1,000   25,125
Hambrecht & Quist *                   1,500   55,687
Hamilton Bancorp Inc *                  400    9,600
Hancock Holding Co                      600   26,925
Harbor Florida Bancshares Inc         1,100   13,475
Harleysville Group Inc                  800   16,400
Harleysville National Corp              400   14,300
Harris Financial Inc                    400    4,325
HCC Insurance Holdings *              2,300   52,181
Health Care Properties Investors Inc  1,800   51,975
Health Care REIT Inc                  1,200   27,900
Healthcare Financial Partners *         700   23,974
Healthcare Realty Trust Inc           2,200   46,201
Henry (Jack) & Associates               800   31,400
Hilb, Rogal & Hamilion Co               600   13,425
Home Properties of NY Inc               700   19,338
Horace Mann Educators                 1,900   51,656
Hospitality Properites Trust          2,200   59,675
Host Marriott Services Corp *         1,500   12,188
HSB Group Inc                         2,000   82,376
Hudson United Bancorp                 2,200   67,375
Hypercom Corp *                       1,100   10,519
Imperial Bancorp *                    1,932   38,278
Imperial Credit Comm Mtg Invest Corp  1,700   18,381
Imperial Credit Industries *          2,600   18,444
Independence Community Bank           4,500   60,750
Independent Bank Corp                   700   11,025
Indymac Mortgage Holdings             5,000   80,000
Innkeepers USA Trust                  1,100   11,000
Inspire INS Solutions *                 700   10,150
International Bancshares Corp           800   33,850
International Tele Data Systems *     1,400   22,400
Interpool Inc                           700    9,100
InterWest Bancorp Inc                   900   22,500
Investment Technology Group              59    1,910
Investors Financial Services Corp     1,100   44,000
Irwin Financial Corp                    600   11,700
JDN Realty Corp                       2,700   60,414
Jeffbanks Inc                           500   14,219
Jefferies Group Inc                   1,700   51,000
John Nuveen Co `A'                      500   21,344
JP Realty Inc                           700   14,394
JSB Financial Inc                       400   20,350

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Market
                                   Shares  Value
                                   ------ ------
Kilroy Realty Corp                 1,500  $36,563
Koger Equity Inc                   1,600   29,500
LandAmerica Financial Group Inc      800   23,000
Lasalle Hotel Properties             300    4,594
Leucadia National Corp             1,800   45,675
Lexington Corporate Properties     1,000   11,625
Liberty Corp SC                      500   27,250
Liberty Financial Co                 300    8,738
Life USA Holding                   1,500   30,375
Local Financial Corp               1,700   17,000
Long Beach Financial *             1,300   19,094
LTC Properties Inc                   300    3,900
Macerich Co                        1,700   44,626
MAF Bancorp Inc                    2,200   53,350
Mahoning National Bancorp OH         300   13,125
Manufactured Home Communities Inc  1,200   31,200
Markel Corp *                        300   56,100
McGrath RentCorp                   1,200   24,000
Medallion Financial Corp           1,200   22,875
Medical Assurance *                1,900   53,675
Merchants New York Bancorp           500   16,750
Meristar Hospitality Corp          3,200   71,800
Metris Companies Inc               2,200   89,650
MGI Properties Inc                   700   19,775
Michigan Financial Corp *            500   16,188
Mid-America Apartment Communities    400    9,250
MidAmerica Bancorp                   100    2,463
Midland Co                           200    5,075
Midwest Banc Holdings Inc          1,000   19,000
Mills Corp                           800   17,350
Mississippi Valley Bancshares        500   16,563
MMI Companies Inc                  1,900   32,063
MONY Group Inc                     2,300   75,038
Morgan Keegan Inc                  2,100   39,770
National Bancorp of Alaska Inc     1,000   26,500
National City Bancshares             900   28,744
National Golf Properties Inc       1,300   31,606
National Health Investors Inc      2,100   47,906
National Penn Bancshares Inc       1,700   40,003
National Processing Inc *            400    4,050
National Western Life Ins `A' *      200   19,250
Nationwide Health Properties Inc   2,700   51,469
NBT Bancorp Inc                      700   14,350
Net.bank Inc *                     1,400   53,200
New Century Financial Corp         1,000   18,029
NextCard Inc                         500   16,969
Northwest Bancorp Inc              1,800   18,000
Ocean Financial Corp                 700   12,688
Ohio Casualty                      2,200   79,476
Old National Bancorp                   7      210
Omega Financial Corp                 500   17,375
Omega Healthcare Investors         1,800   46,463
One Valley Bancorp                 1,900   71,250
Oriental Financial Group             700   16,888
Orion Capital                      1,100   39,463
Pacific Capital Bancorp            1,400   44,100
Pacific Gulf Properties Inc          800   18,100
Pan Pacific Retail Properties        500    9,688

                                             Market
                                      Shares  Value
                                      ------ ------
Park National Corp                      600  $60,000
Parkway Properties                      600   19,875
Paymentech Inc *                        900   22,838
Pegasystems Inc *                     2,300   23,575
Penn Real Estate Investments            600   12,563
Penn Treaty American Corp *             400    9,625
Peoples Bancorp Inc                   2,700   26,916
Peoples Holding Co                      400   13,000
PFF Bancorp Inc *                     1,900   35,625
Philadelphia Cons Holdings *            400    9,800
Phoenix Investment Partners           2,400   20,700
PICO Holdings Inc                     1,000   25,313
Pinnacle Banc Group Inc                 500   15,906
Pinnacle Holdings Inc                   500   12,250
Pioneer Group Inc                     1,500   25,875
PMA Capital Corp `A'                  1,100   22,619
Policy Management Systems *           1,700   51,000
Premier Bancshares Inc                1,600   29,300
Prentiss Properties Trust             2,200   51,700
Presidential Life Corp                1,300   25,513
Prime Group Realty Trust                600   10,313
Prime Retail Inc                      2,000   17,375
Prism Financial Corp                    700   14,306
Private Business Inc                  1,200   12,150
Professionals Group Inc                 900   30,375
Profit Recovery Group *               1,000   47,313
Provident American Corp                 700   19,513
Provident Bankshares Corp *           2,235   51,964
PS Business Parks Inc                 1,400   34,125
PXRE Corp                               600   10,875
Queens County Bankcorp Inc            1,400   45,325
Radian Group Inc                      1,693   82,640
Raymond James Financial Inc           1,900   45,481
Realty Income Corp                    1,500   35,625
Reckson Associates Realty Corp        2,300   54,050
Reckson Associates Realty Corp `B' *    112    2,674
Redwood Trust Inc                       700   11,594
Regency Realty Corp                   2,800   61,425
Reinsurance Group Of America             50    1,763
Reliance Bancorp Inc                    400   11,050
Reliance Group Holdings               5,400   40,163
Rental Service Corp *                 1,300   37,209
Republic Bancorp Inc                  2,310   35,083
Republic Bancshares Inc *               300    6,150
Republic Banking Corp of Florida      1,100   21,175
Republic Security Financial           1,600   13,400
Resource America Inc `A'              1,500   21,750
Resources Bancshares Mortgage Group   1,300   13,325
RFS Hotel Investors Inc               1,900   23,869
Richmond County Financial Corp        1,300   25,025
Riggs National Corp W                 1,100   22,619
Risk Capital Holdings Inc *             800   10,800
RLI Corp                                500   19,375
Rollins Truck Leasing Corp            4,000   44,500
Roslyn Bancorp Inc                       10      172
S&T Bancorp Inc                       1,500   37,875
Sandy Spring Bancorp Inc                600   16,650
SCPIE Holdings Inc                      700   22,838

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                      Shares  Value
                                      ------ ------
Seacoast Financial Services Corp      3,200  $36,400
Security Capital Group Inc `B' *      2,900   42,231
Security First Technologies           1,300   58,663
Selective Insurance Group             2,400   45,750
Shurgard Storage Centers `A'          1,600   43,400
Silicon Valley Bancshares Delaware *  1,000   24,750
Simmions First National Corp `A'        400   12,850
Sky Financial Group Inc               2,400   65,400
SL Green Realty Corp                  1,300   26,569
Smith Charels E Residential Realty    1,000   33,938
Southwest Bancorp of Texas *          1,500   27,000
Southwest Securities Group Inc *        700   50,225
Sovran Self Storage Inc               1,400   37,713
St. Paul Bancorp Inc                  2,200   56,100
Stancorp Financial Group              1,300   39,000
State Auto Financial Corp               900   12,150
Staten Island Bancorp Inc             2,400   43,200
Sterling Bancshares Inc               1,300   17,388
Sterling Financial Corp                 400   13,700
Stewart Info Services                 1,000   21,125
Storage USA Inc                       1,700   54,188
Student Loan Corp                       600   26,700
Summit Properties Inc                 1,400   27,650
Sun Communities Inc                   1,300   46,150
Sunstone Hotel Investors Inc          1,400   11,900
Surperior National Insurance            600   16,350
Susquehanna Bancshares Inc            2,500   44,219
Tanger Factory Outlet Center            200    5,200
Taubman Centers Inc                   2,600   34,288
TeleBank Financial *                  1,600   62,000
Texas Regional Bancshares               800   21,750
The Street.Com                          700   25,200
Thornburg Mortgage Asset Corp         1,300   13,000
Town & Country Trust                  1,300   23,238
Track Data Corp                         600    8,475
Transaction Network Services *          500   14,625
Trenwick Group Inc                      600   14,794
Triangle Bancorp Inc                  2,300   38,956
Trinet Corp Realty                    1,400   38,763
Trust Co of NJ                        1,700   39,950
TrustCo Bank Corp NY                  2,200   59,125
UICI *                                2,200   60,776
UMB Financial Corp                    1,000   42,875
UniCapital Corp *                     4,100   25,881
United Asset Management Corp          2,400   54,600
United Bankshares Inc                 2,700   71,550
United Community Financial            1,200   17,625
United Dominion Realty Trust          7,600   89,300
United Fire & Casualty Co               400   10,400
United National Bancorp NJ              700   16,625
Urban Shopping Centers Inc              500   15,750
US Restaurants Properties               700   14,875
USB Holding Co Inc                      500    7,656
USBANCORP Inc                           800   12,600
UST Corp                              3,000   90,750
Value Line Inc                          200    7,800
Ventas Inc                            3,000   16,125
Walden Residential Properties         1,300   27,950

                                                 Market
                                        Shares   Value
                                        ------   ------
Washington Federal Inc                  2,400     $53,850
Washington REIT                         1,800      30,488
Washington Trust Bancorp                  300       5,400
Webster Financial Corp                  2,300      62,388
Weeks Corp                              1,600      48,800
Weingarten Realty Investments           1,500      62,625
Wellsford Real Properties *             1,200      12,900
WesBanco Inc                            1,500      45,000
West Coast Bancorp Oregon               1,600      28,000
WestAmerica Bancorp                     2,200      80,300
Western Bancorp                         1,100      47,850
Western Spirit Invst Real Estate Trust    900      10,463
WesternBank Puerto Rica                 2,300      30,044
Westfield America Inc                     700      10,544
White Mountains Insurance Group           300      42,300
Whitney Holding                         1,400      55,650
Xl Capital Ltd `A'                        915      51,698
XTRA Corp                                 700      32,156
Zenith National Insurance Corp            600      14,775
                                               ----------
                                               11,891,548
                                               ----------
Health Care - 7.60%
Acuson Corp *                           1,400      24,063
Advance Paradigm Inc *                    500      30,500
Affymetrix Inc *                        1,100      54,313
Alairs Medical Inc *                      900       3,038
Albany Molecular Research Inc             700      20,825
Algos Pharmaceuticals Corp *              700      15,444
Alkermes Inc *                          1,200      27,750
Alpharma                                1,400      49,787
Alterra Healthcare Corp *               1,300      17,876
American Retirement Corp *                300       3,750
AmeriPath Inc *                           700       6,038
AmeriSource Health Corp `A' *             700      17,850
Apria Healthcare Group *                2,900      49,300
Arrow International Inc                   600      15,525
Assisted Living Concepts Inc *            200         575
Aviron *                                  700      20,125
Ballard Medical Products *              2,300      53,619
Barr Laboratories Inc *                 1,000      39,875
Beverly Enterprises Inc *               4,300      34,669
Bindley Western Industries              1,967      45,356
Biomatrix Inc *                           900      19,462
Bio-Rad Labs `A' *                        400      10,450
Bio-Technology General Corp *           2,900      18,850
Capital Senior Living Corp *              600       6,000
CareMatrix Corp *                         500       6,219
Cephalon Inc *                          1,700      29,538
Cerner Corp *                           2,000      41,938
Chattem Inc *                             500      15,906
ChiRex Inc *                            1,000      32,125
Closure Medical Corp *                    500      15,000
Columbia Laboratories Inc *             1,600      13,700
CONMED Corp *                             800      24,500
Cooper Companies Inc                    1,200      29,925
COR Therapeutics *                      1,400      20,650
Coulter Pharmaceutical Inc *            1,300      29,331
Covance Inc *                           3,300      78,994

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                                  Shares  Value
                                  ------ ------
Coventry Health Care Inc *         3,900 $42,656
Cyberonics                         1,500  18,750
Cytyc Corp *                       1,300  25,350
Datascope Corp *                   1,100  35,338
Diagnostic Products Corp             600  16,575
Dura Pharmaceuticals Inc *         2,500  29,844
DVI Inc *                            400   6,850
Eclipse Surgical Tech Inc          1,600  17,300
Eclipsys Corp *                    2,200  52,663
EntreMed Inc *                     1,000  22,500
Enzo Biochem *                     1,200  11,850
Enzon Inc *                        1,700  35,169
First Health Group Corp *          2,400  51,750
Geltex Pharmaceuticals Inc *       1,100  19,800
Gilead Sciences Inc *              1,700  88,825
Guilford Pharmaceuticals Inc *     1,200  15,300
Haemonetics *                      1,500  30,094
Hanger Orthopedic Group Inc *        300   4,256
Henry Schein Inc *                 1,400  44,364
Hooper Holmes Inc                  2,200  44,825
Human Genome Sciences Inc *        1,300  51,350
IDEC Pharmaceuticals Corp *        1,100  84,769
IDEXX Laboratories Inc *           2,200  51,287
IDX Systems *                      1,100  24,819
IGEN International Inc *             500  14,563
ImClone Systems Inc *              1,400  35,525
IMPATH Inc *                         500  13,500
Incyte Pharmaceuticals *           1,500  39,656
InfoCure Corp                        600  31,763
Inhale Therapeutic Systems Inc *     900  21,431
Integrated Health Services         3,900  31,200
Invacare Corp                      1,800  48,150
Invitrogen Corp                      800  19,750
Isis Pharmaceuticals Inc *         1,500  15,281
Jones Pharma Inc                   1,700  66,938
King Pharmaceuticals Inc           1,200  31,050
KV Pharmaceutical Co `B' *           600   9,525
Landauer Inc                         700  20,650
Laser Vision Centers Inc *           500  31,500
LaserSight Inc                     1,300  21,125
Ligand Pharmaceutical `B' *        2,500  27,813
Liposome Inc *                     2,100  40,164
MacroChem Corp *                   1,300   7,719
Magellan Health Services Inc *     2,300  23,000
Maxxim Medical *                     800  18,650
Medaphis Corp *                    5,700  32,775
MEDE America Corp                    500  18,875
Medical Manager Corp *               700  30,975
Medicis Pharmaceutical `A' *       1,650  41,869
MedPartners Inc *                 10,200  77,138
MedQuist Inc *                     2,200  96,250
Mentor Corp Minn                   1,400  26,075
Mid Atlantic Medical Services *    3,600  35,550
Millennium Pharmaceuticals *       1,900  68,400
NCS Healthcare Inc `A' *             800   4,350
Neurogen Corp *                      700  10,238
NeXstar Pharmaceuticals *          1,600  31,900
Novoste Corp *                       800  16,800

                                             Market
                                      Shares  Value
                                      ------ ------
Ocular Science Inc *                  1,500  $26,063
OEC Medical Systems *                   800   19,600
Organogensis Inc *                    2,500   23,438
Orthodontic Centers of America *      2,200   31,075
OsteoTech Inc                           600   17,250
Owens & Minor Inc/Holdings Co         2,800   30,800
Parexel International Corp *          1,500   19,969
Pathogenesis Corp *                   1,300   18,444
Patterson Dental *                    1,700   59,075
PE Corp-Celera Genomics Group *         800   12,950
Pediatrix Medical Group *             1,100   23,375
Perclose Inc *                          500   24,031
Perrigo Co *                          3,700   28,213
Pharmaceutical Product Development *  1,000   27,375
Pharmacyclics *                         700   19,600
Phycor Inc *                          3,100   22,959
Priority Healthcare Corp `B' *          500   17,250
Protein Design Labs Inc *             1,000   22,188
Province Healthcare Co *                600   11,700
ProxyMed Inc *                        1,600   25,500
PSS World Medical Inc *               4,800   53,700
QuadraMed Corp *                      1,600   13,000
Quest Diagnostic Inc *                2,100   57,488
Quorum Health Group Inc *             4,900   61,557
Regeneron Pharmaceutical Inc *        1,700   13,281
Renal Care Group Inc *                2,500   64,688
Res-Care Inc *                          600   13,650
ResMed Inc                              800   26,550
Respironics Inc *                     1,800   27,225
Roberts Pharmaceutical *              1,800   43,650
Sabratek Corp *                         800   17,500
Safeskin Corp *                       2,200   26,400
SangStat Medical Corp *               1,300   22,425
Schein Pharmaceutical Inc *             600    7,238
Serologials Corp *                    1,900   15,438
SICOR Inc *                           6,100   25,925
Sierra Health Services *              2,300   33,206
Sola International Inc *              1,800   34,988
STERIS Corp *                         3,500   67,813
Sugen Inc *                             900   26,550
Summit Technology Inc *               2,900   63,801
Sun Healthcare Group Inc *              200       75
Sunrise Assisted Living Inc *           900   31,388
Sunrise Medical Inc                   1,900   13,538
Sunrise Technologies International    3,000   36,750
SuperGen Inc *                          800   12,250
Superior Consultant Holdings *          600   14,813
TechNet Corp *                        1,100   27,913
Theragenics Corp *                    2,400   16,650
Thermo Bioanalysis Corp *               700   12,163
Thermo Cardiosystems Inc *            1,000   10,875
Total Renal Care Holdings *           3,900   60,694
Transkaryotic Therapies Inc *           900   29,700
Trex Medical Corp *                     500    3,000
Triangle Pharmaceutical Inc *         1,900   34,200
United Payors & United Providers *    1,300   30,143
US Bioscience Inc *                   2,300   22,425
Varian Inc *                          1,000   13,500

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                                 Shares   Value
                                 ------  ------
Varian Medical Systems Inc       1,300    $32,825
Ventana Medical Systems *          900     17,213
Vertex Pharmaceuticals Inc *     1,400     33,775
Vical Inc *                      1,500     18,188
Vital Signs Inc                    400      7,975
Wesley Jessen Visioncare *         900     29,138
West Pharmaceutical Services     1,100     43,175
Xomed Surgical Products Inc *      900     43,819
                                        ---------
                                        4,602,411
                                        ---------
Integrated Oils - 0.13%
PennzEnergy Co                   2,100     35,044
Tesoro Petroleum *               2,600     41,438
                                        ---------
                                           76,482
                                        ---------
Materials & Processing - 9.75%
ACX Technologies Inc *           1,200     19,500
A.M. Castle & Co                   700     11,900
AgriBiotech Inc *                2,200     13,338
AgriBrands International Inc *     900     35,607
Airgas Inc *                     4,500     55,125
Albany International Corp `A'    1,600     33,200
Albemarle Corp                   1,300     30,063
AMCOL International Corp         1,300     18,688
American Business Products         900     13,725
Ameron International Corp          300     13,238
Apogee Enterprises Inc           1,600     21,500
AptarGroup Inc                   1,800     54,000
Arch Chemicals Inc                 700     17,019
Armco Inc                        5,800     38,425
ASARCO Inc                       1,800     33,863
Barnes Group Inc                   600     13,050
Battle Mountain Gold Co `A'      7,100     17,306
Bethlehem Steel Corp             7,500     57,657
BMC Industries Inc               2,200     22,688
Brady Corp `A'                   1,700     55,250
Brush Wellman                      900     16,313
Buckeye Technologies Inc *         800     12,150
Burlington Industries Inc *      4,400     39,875
Butler Manufacturing Co            400     11,175
Cadiz Inc *                      2,000     18,875
Calgon Carbon Corp               2,000     11,875
Cambrex                          1,900     49,875
Caraustar Industries Inc         1,400     34,563
Carpenter Technology             1,100     31,419
Castle & Cooke Inc *               800     14,100
CB Richard Ellis Services *      1,200     29,850
Centex Construction Products       400     13,650
ChemFirst Inc                    1,600     38,900
Chesapeake Corp                  1,200     44,925
Citation Corp *                    800     12,850
Clarcor Inc                      1,300     24,944
Cleveland-Cliffs Inc               900     29,138
Collins & Aikman Corp            3,400     25,925
Comfort Systems USA Inc *        2,200     39,600
Commercial Intertech Corp          700     11,156
Commercial Metals Co               700     19,950
Corn Products International Inc  2,200     66,963

                                         Market
                                  Shares  Value
                                  ------ ------
Crompton & Knowles Co             4,400  $86,900
Cyprus Amax Minerals Co           5,700   86,569
Cytec Industries Inc *            2,800   88,200
Dal-Tile International Inc *      3,800   43,225
Dan River Inc `A' *               1,100    8,113
Del Webb Corp                       800   19,100
Delta & Pine Land Co              1,900   59,850
Deltic Timber Corp                1,200   32,325
Dexter Corp                       1,300   53,056
Dycom *                           1,150   64,400
Earthshell Corp *                 1,600   11,200
Elcor Corp                          900   39,319
EMCORE Corp                         700   14,088
Ethyl Corp                        6,000   36,000
Fairchild Corp `A' *                700    8,925
Fairfield Communities Inc *       3,100   49,988
Ferro Corp                        2,200   60,500
Florida Rock Industries           1,000   45,500
Forest City Enterprises `A'         800   22,400
Furon Co                          1,000   19,000
Gaylord Container Corp `A' *      3,000   23,813
General Cable Corp                2,400   38,400
GenTek Inc *                        300    4,163
Geon Co                           1,300   41,925
Georgia Gulf Corp                 1,700   28,688
Getty Realty Corp                 1,200   17,250
Giant Cement Holding Inc *          400    9,150
Gibraltar Steel Corp *              400    9,900
Global Industrial Tech Inc *        200    2,413
Granite Construction              1,500   43,969
Greif Brothers Corp `A'             900   22,950
Guilford Mills Inc                  900    9,338
Harsco Corp                       2,800   89,600
H.B. Fuller Co                      900   61,538
Hexcel Corp                       1,300   13,163
Hughes Supply Inc                 1,300   38,594
IMCO Recycling Inc                  800   13,700
Insignia Financial Group Inc *    1,200   12,600
Insituform Tech `A' *             1,800   38,925
Integrated Electrical Services *  1,400   22,575
Interface Inc `A'                 2,500   21,563
InterMet Corp                     2,100   31,763
Ionics Inc *                      1,100   40,150
Ivex Packaging Corp *             1,300   28,600
Jacobs Engineering Group *        1,300   49,400
Jones Lang LaSalle Inc *          1,400   41,738
Juno Lighting Inc                 1,100   27,500
Justin Industries                   900   12,544
Kaiser Aluminum Corp *            1,700   15,088
Kaydon Corp                       1,800   60,526
Lilly Industrial Coatings `A'     2,000   37,125
LNR Corp                          1,600   34,200
Lone Star Industries Inc          1,000   37,563
Lone Star Technologies Inc *      1,300   23,075
Longview Fibre Co                 3,600   56,250
LTV Corp                          7,500   50,156
Lydall Inc Del *                    900   10,350
MacDermid Inc                       900   41,850

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       Market
                                Shares  Value
                                ------ ------
M.A. Hanna Co                   2,700  $44,381
Maverick Tube Corp *            1,500   20,906
Maxxam Inc *                      300   19,350
Metals USA Inc *                2,500   31,875
Minerals Technologies           1,000   55,813
Mississippi Chemical            1,500   14,719
Morrison Knudsen Corp *         2,900   29,906
Mueller Industries Inc *        2,400   81,450
Myers Industries Inc            1,300   26,000
National Steel Corp `B'         1,100    9,213
NCI Building Systems Inc *      1,600   34,200
New England Business Service    1,200   37,050
NL Industries Inc               1,200   13,350
Nortek Inc                        600   18,788
Octel Corp *                      800   10,000
Olin Corp                       3,300   43,519
OM Group Inc                    1,400   48,300
Optical Coating Laboratory        700   58,538
Oregon Steel Mills Inc          1,400   18,638
P.H. Glatfelter Co              1,500   21,938
Paxar Corp *                    2,300   20,700
Polymer Group *                 1,900   22,325
Potlatch Corp                   1,600   70,300
Precision Castparts Corp        1,400   59,500
Quanex Corp                       900   25,650
Rayonier Inc                    1,900   94,644
Reliance Steel & Aluminum         700   27,300
Republic Group Inc                500    9,000
Rock-Tenn Company `A'             700   11,681
Rogers Corp *                     400   11,800
Rouge Industries Inc `A'          500    4,875
RTI International Metals Inc *    700   10,281
Ryerson Tull Inc                1,922   43,365
Schawk Inc                        300    2,681
Schulman Inc                    1,800   30,938
Scotts Company `A' *            1,000   47,625
Services Experts Inc *          1,300   28,519
Shorewood Packaging Corp *      1,900   35,031
Silgan Holdings Inc *             800   15,900
Simpson Manufacturing Co Inc *    300   14,250
SLI Inc *                         600   16,200
Southern Peru Copper            1,400   20,213
Spartech Corp                   1,300   41,113
SPS Technologies Inc *            700   26,250
Standard Register               1,300   39,975
Steel Dynamics Inc *            3,100   47,953
Stepan Co                         700   17,763
Stillwater Mining Co *          1,900   62,106
Stone & Webster Inc               500   13,313
Sunterra Corp *                 2,700   37,631
Tejon Ranch Co                    300    7,575
Terra Industries Inc            1,800    7,200
Texas Industries Inc            1,500   58,125
Thomas Industries Inc             900   18,450
Timken Co                       3,500   68,250
Titanium Metals Corp            1,000   11,125
TJ International Inc            1,300   40,300
Trammell Crow Co *              1,900   31,231

                                           Market
                                   Shares   Value
                                   ------  ------
Tredegar Industries Corp            1,100   $23,925
Trinity Industries Inc              2,900    97,150
UCAR International Inc *            3,000    75,750
Unifi Inc                           2,900    61,625
Universal Forest Products           1,600    34,400
URS Corp *                          1,100    32,244
USEC Inc                            4,900    72,888
Valence Technology Inc              2,200    16,225
Valhi Inc                             400     4,450
Valmont Industries                  1,300    22,141
W.R. Grace & Co *                   3,300    60,638
Walter Industries Inc *             3,000    38,813
Watsco Inc                          1,500    24,563
Wausau-Mosinee Paper Corp           3,400    61,200
WD-40 Co                            1,100    27,500
Wellman Inc                         2,500    39,844
Witco Corp                          3,700    74,000
Wolverine Tube Inc *                1,100    27,638
Worthington Industries Inc          3,200    52,600
Wyman Gordon *                      1,800    34,763
Zapata Corp *                       1,200    10,200
                                          ---------
                                          5,865,595
                                          ---------
Other Energy - 2.54%
Arch Coal Inc                       1,000    13,875
Atwood Oceanics Inc *                 600    18,750
Barrett Resources Corp *            1,900    72,913
Belco Oil & Gas Corp *              1,000     6,938
Berry Petroleum `A'                 1,100    15,331
Brown (Tom) Inc *                   1,500    23,344
Cabot Oil & Gas Corp                1,300    24,213
Cal Dive International Inc *          400    11,950
Carbo Ceramics                        400    12,175
Chesapeake Energy *                 4,800    14,100
Cross Timbers Oil Co                3,300    49,088
Dril-Quip Inc *                       300     6,881
Eastern Enterprises                 1,800    71,550
EEX Corp *                          3,500    24,281
Equitable Resources                 2,400    90,600
Forest Oil Corp *                   2,300    28,894
Friede Goldman International *      1,100    15,263
Global Industries Ltd *             2,900    37,156
Grey Wolf Inc *                    12,100    30,250
Hanover Compressor Inc              1,700    54,613
Harken Energy Corp *                7,600    12,350
Helmerich & Payne Inc               2,900    69,056
Houston Exploration *                 400     7,575
HS Resources *                      1,200    17,700
Input/Output Inc *                  2,500    18,906
IRI International Corp *            2,000     9,250
Key Energy Services Inc *           4,100    14,606
Louis Dreyfus Natural Gas *         1,100    23,719
Marine Drilling Co Inc *            3,300    45,169
Meridian Resource Corp *            1,800     6,975
Mitchell Energy & Development `A'   1,100    21,244
National Oilwell Inc *              2,100    29,400
Newfield Exploration Co *           2,000    56,875
Newpark Resources Inc *             3,800    33,725

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                                 Shares   Value
                                 ------  ------
North Carolina Natural Gas         500    $17,031
Nuevo Energy Co *                1,100     14,575
Oceaneering International Inc *  1,200     19,350
Parker Drilling                  3,800     12,588
Patterson Energy Inc *           2,400     23,700
Pioneer Natural Resources Co     5,200     57,200
Plains Resources Inc *           1,400     26,600
Pogo Producing Co                2,800     52,150
Pool Energy Services Co *        1,100     22,344
Pride International *            3,600     38,025
RPC Inc                            700      6,125
Santa Fe Snyder Corp *              50        381
Seacor SMIT Inc *                  600     32,100
Seitel Inc                       1,300     21,044
St. Mary Land & Exploration        900     18,506
Stone Energy Corp *              1,000     42,375
Swift Energy Co *                  800      8,550
Syntroleum Corp *                  700      6,256
Thermo Ecotek Corp *             1,400     11,200
TransMontaigne Oil Co *          2,000     25,125
Tuboscope Inc *                  2,300     31,481
UTI Energy *                       300      4,969
Valero Energy Corp               2,400     51,450
Varco International Inc          2,800     30,625
Veritas DGC Inc *                1,300     23,806
Vintage Petroleum Inc            2,100     22,575
                                        ---------
                                        1,608,846
                                        ---------
Producer Durables - 7.21%
Aavid Thermal Technologies *       600     13,575
Adaptive Broadband Corp *        1,300     28,438
Advanced Energy Industries *       600     24,338
AFC Cable Systems Inc *            500     17,656
AGCO Corp                        2,800     31,675
Allen Telecom Inc *              2,400     25,800
Alpine Group Inc *                 900     14,456
AMETEK Inc `W'                   1,800     41,400
Anacomp Inc *                    1,200     20,400
Andrew Corp *                    5,400    102,264
ANTEC Corp *                     1,300     41,681
Applied Industrial               1,200     22,800
Applied Power                    2,200     60,088
Artesyn Technologies Inc *       2,400     53,250
Aspect Telecommunications *      3,600     35,100
Astec Industries Inc *           1,100     44,825
ATMI Inc *                       1,000     29,750
Baldor Electric Co               1,900     37,763
Be Aerospace Inc *               1,800     33,638
Belden Inc                       1,300     31,119
Blount International Inc         2,000     54,375
C&D Technologies Inc               600     18,375
Cable Design Technologies *      2,300     35,506
Carter-Wallace                   1,200     21,825
Champion Enterprises Inc         2,300     42,838
Chart Industries                   400      3,150
CMI Corp `A'                     2,000     18,250
Cognex Corp *                    1,900     59,969
Cohu Inc                           900     31,838

                                            Market
                                     Shares  Value
                                     ------ ------
Columbus McKinnon Corp                 500  $12,000
Com21 Inc *                            700   11,944
Credence Systems Corp *              1,400   51,975
Cuno Inc *                           1,400   26,775
Curtiss-Wright                         400   15,550
Cymer Inc *                          1,900   47,500
D.R. Horton Inc                      2,800   46,550
Detroit Diesel Corp                    500   12,313
Dionex Corp *                        1,200   48,601
Donaldson Co Inc                     2,200   53,900
DuPont Photomasks Inc *                200    9,575
Electro Scientific Industries Inc *    900   37,603
Electroglas Inc *                    1,300   26,000
Esterline                            1,500   21,563
Etec Systems Inc *                   1,500   49,875
Excel Switching Corp *                 300    8,981
Flowserve Corp                       2,500   47,344
Foster Wheeler Corp                  3,100   43,788
Franklin Electric Co Inc               200   13,000
FSI International Inc *              2,100   17,456
Gardner Denver Inc *                   700   11,288
Gen Rad Inc                          1,900   39,544
General Binding Corp                   400    9,400
Genlyte Group Corp *                   700   15,706
Graco Inc                              800   23,500
Hardinge Inc                         1,000   17,563
Heico Corp                             200    4,975
Helix Technology Corp                1,100   26,331
Holophane Corp *                       500   19,063
Hussmann International Inc           3,200   53,000
Idex Corp                            1,700   55,888
Inter-Tel Inc                        1,300   23,725
JLG Industries Inc                   2,400   48,900
JLK Direct Distribution Inc `A' *      900    8,381
Kaufman & Broad Home Corp            2,700   67,163
Kellstrom Industries Inc *           1,000   18,250
Kennametal Inc                       1,200   37,200
Kent Electronics Corp *              2,200   43,588
Kimball International `B'            2,200   37,125
Knoll Inc *                            800   21,300
Kulicke & Soffa Industries *         1,700   45,581
Lam Research Corp *                  2,300  107,382
Lennar Corp                          3,200   76,800
Lincoln Electric Holdings Co         2,700   55,350
LTX Corp                             1,400   18,638
Magnatek Inc *                       1,800   19,013
Manitowoc Co Inc                     1,450   60,356
Mark IV Industries Inc               2,700   57,038
MasTec Inc *                           800   22,600
MDC Holdings Inc                     1,200   25,800
Mettler-Toledo International *       2,500   62,031
Micros Systems Inc *                   900   30,600
Milacron                             2,200   40,700
Mine Safety Appliances Co              200   12,800
Moog Inc `A'                           500   17,188
MTS Systems Corp                     1,300   15,844
NACCO Industries Inc                   300   22,050
Nordson Corp                           900   55,125

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Market
                                         Shares   Value
                                         ------  ------
NVR Inc *                                  900    $46,969
Oak Industries Inc *                       900     39,319
Oakwood Homes                            3,600     47,250
Orbital Sciences Corp *                  1,800     42,525
Palm Harbor Homes Inc *                  1,100     27,569
Photronics Inc *                         1,600     39,200
Pittway Corp `A'                         1,300     44,444
Plantronics Inc *                        1,000     65,125
Polycom Inc *                            1,400     54,600
Power-One Inc *                          1,000     24,625
Presstek Inc *                           1,600     11,550
PRI Automation Inc *                     1,100     39,875
Pulte Corp                               1,500     34,594
Rayovac Corp *                           2,000     45,375
Regal Beloit Corp                        1,100     25,988
Robbins & Myers Inc                        500     11,156
Roper Industries Inc                     1,700     54,400
Ryland Group                               800     23,750
Scotsman Industries Inc                  1,100     23,719
Scott Technologies Inc *                   800     15,400
Silicon Valley Group Inc *               2,400     40,350
Skyline Corp                               500     14,656
Specialty Equipment *                      600     17,663
SpeedFam-IPEC Inc *                      1,400     22,488
Standard Pacific Corp                    1,400     18,113
Standex International Corp               1,200     32,850
Stewart & Stevenson Services             2,300     35,075
Superior Telecom Inc                       525     13,125
Technitrol Inc                             600     19,350
Tecumseh Products Co `A'                 1,000     60,563
Tektronix Inc                            2,900     87,544
Tennant Co                                 700     22,400
Terayon Communication Systems *          1,000     55,875
Terex Corp *                             1,000     30,438
Thermo Fibertek Inc *                      600      4,275
Toll Brothers Incrk Services *           1,700     36,444
Triumph Group *                          1,100     28,050
Tut Systems Inc *                          900     44,044
Ultratech Stepper *                      1,800     27,113
Varian Semiconductor Equip Associates *  1,100     18,700
Veeco Instruments Inc *                    500     17,000
Vicor Corp *                             1,200     25,425
Virco Manufacturing Corp                   700     11,288
Watts Industries Inc `A'                   900     17,269
Whittaker Corp                             900     25,200
                                                ---------
                                                4,367,952
                                                ---------
Technology - 12.86%
3Dfx Interactive Inc *                     700     10,938
Actel Corp *                             1,200     17,700
ADTRAN Inc *                             1,100     40,013
ADV Fiber Comm Inc *                     4,600     71,876
Advanced Digital Information Corp *        800     32,400
Allaire Corp                               500     34,125
Alliance Semiconductor Corp              2,100     20,869
Alliant Techsystems Inc *                  900     77,850
Alpha Industry                             600     28,575
American Management Systems *            2,900     92,981

                                            Market
                                     Shares  Value
                                     ------ ------
Amkor Technologies *                 4,000  $41,000
Ampex Corp `A'                       3,700   19,194
Amphenol Corp *                      1,000   39,750
ANADIGICS Inc *                      1,100   40,700
Analogic Corp                          300    9,328
Analysis International Corp          1,900   27,313
Ancor Communications Inc             1,600   51,800
Anicom Inc *                         1,400   14,700
Anixter International Inc *          2,000   36,500
AnswerThink Consulting Group *       1,200   30,300
Apex PC Solutions Inc *              1,400   28,700
Ardent Software Inc                  1,200   25,500
Aspect Development *                 1,200   22,200
Aspen Technology Inc *               1,400   16,450
Avant Corp                           1,800   22,725
Avid Technology Inc *                1,200   19,350
AVT Corp *                           1,000   37,875
Aware Inc/Mass *                       800   36,900
AXENT Technologies Inc *             2,000   22,250
Banyan Systems Inc                   1,700   18,594
Benchmark Electronics *                700   25,156
BindView Development Corp *          1,500   35,625
Black Box Corp *                     1,200   60,150
Bottomline Technologies Inc            600   31,800
Brio Technology Inc *                  900   18,000
BroadVision Inc *                    1,100   81,125
Burr-Brown Corp *                    1,700   62,263
CACI International Inc `A'             400    9,000
CAIS Internet Inc                    1,000   18,375
Cambridge Technology Partners Inc *  2,400   42,150
C-Cube Microsystems Inc *            2,500   79,219
CellNet Data Systems Inc *           1,900   17,100
Checkpoint Systems Inc               2,100   18,769
CHS Electronics Inc *                4,000   17,500
CIBER Inc *                          3,000   57,375
Cirrus Logic Inc *                   3,800   33,725
Cisco Systems Inc *                      1       88
Clarify Inc *                        1,400   57,750
Coherent Inc *                       1,400   26,075
Coltec Industries *                  3,600   78,075
CommScope Inc *                      2,700   83,025
Complete Business Solutions *          900   16,144
CompuCom Systems *                   2,300    9,488
Computer Horizons *                  2,300   31,769
Computer Network Technology Corp     1,600   34,600
Computer Task Group Inc                900   15,300
Concentric Network Corp *            2,600  103,350
Concord Communications Inc *           800   36,000
Concurrent Computer Corp             3,600   22,725
Cotelligent Inc *                    1,900   14,844
Cree Research Inc                      600   46,163
CTS Corp                             1,000   70,000
Cubic Corp                             300    7,388
CustomTracks Corp                    1,000   55,938
Cypress Semiconductor                4,800   79,200
Dallas Semiconductor                 1,700   85,850
Data General Corp *                  2,700   39,319
Data Processing Resources Corp *       500   11,813

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Market
                                  Shares  Value
                                  ------ ------
Datastream Systems *               1,400 $22,401
DBT Online Inc *                     500  16,375
Dialogic Corp                        600  26,325
Digital Microwave *                3,500  44,625
DII Group Inc *                    1,800  67,163
Documentum Inc *                   1,300  16,981
DSP Communications Inc *           2,500  72,188
DSP Group Inc *                    1,000  36,000
Edify Corp                         1,500  20,063
EG&G Inc                           2,100  74,813
Emulex Corp                          400  44,475
Engineering Animation Inc *        1,000  21,188
Entrust Technologies Inc             500  16,625
Epicor Software Corp *             3,300  24,544
ESS Technology                     2,100  28,219
Exar Corp                          1,000  24,750
FileNet Corp *                     2,500  28,594
Forrester Research Inc *             200   5,000
General Semiconductor Inc *        1,700  15,513
Genesys Telecomm Labs Inc *          600  15,000
Gerber Scientific                  1,300  28,681
Glenayre Technologies *            3,500  12,578
Globix Corp                          400  17,675
Go2Net Inc                         1,000  91,875
Great Plains Software *              500  23,594
Hadco Corp *                         700  27,825
Harbinger Corp *                   2,900  36,250
Harmonic Inc *                       800  45,951
HMT Technology Corp *              2,500   6,250
HNC Software Inc *                 1,800  55,463
Hutchinson Tech *                  1,300  36,075
Hyperion Solutions Corp *          1,700  30,281
Identix Inc                        2,000  19,750
Imation Corp *                     2,200  54,588
IMRglobal Corp *                     800  15,400
InaCom Corp *                      2,800  35,350
Information Resource Inc           2,600  22,750
Informix Corp *                   10,400  88,725
Innovex Inc                        1,400  19,600
Integrated Device Tech *           4,700  51,113
Integrated Systems Inc *           1,800  21,150
Intergraph Corp *                  2,500  19,375
International Integration Inc *      700  15,750
International Network Services *      50   2,019
International Rectifier Corp *     3,700  49,256
InterVoice Inc *                   1,100  15,881
InterVU Inc                          500  19,156
Intraware Inc *                    1,200  28,800
Iomega Corp *                     17,500  86,406
IPC Communications Inc               500  34,030
ISS Group Inc *                    1,600  60,400
iVillage Inc                         500  25,125
JDA Software Group Inc *           1,700  15,831
Juno Online Services Inc           1,300  29,900
Kaman Corp                         2,100  32,944
Kemet Corp *                       2,100  48,169
Komag Inc *                        2,900   9,606
Kopin Corp *                         400   9,575

                                             Market
                                      Shares  Value
                                      ------ ------
Kroll-O'Gara Co *                       500  $11,031
Kronos Inc *                            950   43,225
Lattice Semiconductor Corp *          1,200   74,700
Littlefuse Inc *                      1,100   21,175
Macrovision Corp *                      300   22,463
Manhattan Associates Inc *              300    2,475
Manugistics Group *                   1,600   23,200
Mapics Inc *                          2,000   21,125
MapQuest.com Inc *                      900   14,681
Marshall Industries *                   900   32,344
MasTech Corp *                        2,500   46,563
Maxwell Technologies Inc *            1,000   24,063
MEMC Electronic Materials *           1,100   13,406
Mentor Graphics                       3,700   47,406
Mercury Interactive Corp *            2,100   74,288
Merisel Inc *                         6,000   13,688
Methode Electronics                   2,600   59,475
Metro Information Services Inc *        400    6,650
Micrel Inc *                            900   66,600
Micromuse Inc *                         500   24,938
Micron Electronics Inc *              2,900   29,181
MicroStrategy Inc *                   1,800   68,175
MIPS Technologies Inc `A'               400   19,175
MMC Networks Inc *                    1,700   76,075
Mpath Interactive Inc                 1,000   22,000
MRV Communications Inc *              1,700   22,313
MTI Technology *                      1,500   19,594
National Computer Systems             1,900   64,125
National Instruments Corp *           1,200   48,450
NeoMagic Corp *                       1,200   10,088
Network Equipment Tech *              1,300   12,838
Newport News Shipbuilding Inc         2,100   61,950
Nichols Research Corp *                 800   17,500
NVIDIA Corp                           1,500   28,688
Open Market Inc *                     1,200   17,025
PairGain Technologies Inc *           3,800   43,700
Park Electrocemical Corp                500   14,375
P-Com Inc *                           2,700   14,133
Peregrine Systems Inc *               1,300   33,394
Phoenix Technology                    2,300   41,113
PictureTel Corp *                     2,300   18,400
Pinnacle Systems Inc *                1,000   33,625
Pioneer Standard Electronics          1,600   19,200
Plexus Corp *                           900   27,113
PLX Technology                          500   23,688
Power Integrations Inc                  700   51,188
Powerwave Technologies Inc *          1,000   32,250
Premisys Communications Inc           2,000   14,625
Primex Technologies Inc                 600   12,938
Progress Software *                   1,300   36,725
Project Software & Development Inc *    500   15,625
Proxim Inc *                            500   29,000
PubliCARD Inc                         1,700   17,319
Radiant Systems Inc                   1,100   15,675
Read-Rite Corp *                      3,700   22,952
REMEC Inc *                           1,200   19,350
Remedy Corp *                         1,700   45,688
Renaissance Worldwide Inc *           1,000    7,969

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                Market
                                        Shares   Value
                                        ------  ------
RWD Technologies Inc *                    200     $2,088
S3 Inc *                                2,900     26,372
SAGA Systems *                          2,300     29,325
Sanchez Computer Associates *             800     27,700
SanDisk Corp *                          1,400     63,000
Sawtek Inc *                              600     27,525
SCM Microsystems Inc *                    700     32,463
Security Dynamics Technologies Inc *    2,600     55,250
Semtech Corp *                          1,000     52,125
Sensormatic Electronics                 3,900     54,356
Sequa Corp `A' *                          500     35,000
Sequent Computer System *               2,600     46,150
Siliconix Inc *                           300     10,275
Silknet Software                          400     16,200
SIPEX Corp *                            1,400     28,700
Smart Modular Technologies *            2,000     34,750
Spyglass Inc                            1,200     24,150
SS&C Technologies Inc *                   600      4,575
Structural Dynamics Research Corp *     2,500     46,406
Sybase Inc *                            5,600     61,600
Sykes Enterprises Inc *                 1,500     50,063
Syntel Inc *                              200      1,800
Systems & Computer Technology *         2,100     30,581
Technology Solutions *                  3,300     35,681
Tekelec *                               2,200     26,813
Telescan Inc                              900     21,881
Thermedics Inc *                        1,000      9,313
Thermo Optek Corp *                     1,300     13,488
ThermoQuest Corp *                        600      7,988
Titan Corp                              1,200     13,200
Transaction Systems Architecture `A' *  2,100     81,900
Transwitch Corp *                       1,300     61,588
Trimble Navigation *                    1,800     23,175
Triquint Semiconductor Inc                300     17,044
TSI International Software Ltd *        1,100     31,213
Tyler Technologies Inc *                  900      6,188
Unitrode Corp *                         1,800     51,638
UNOVA Inc *                             2,400     38,100
USinternetworking Inc                     800     33,600
Vantive Corp *                          1,400     16,013
Verity Inc *                              900     48,769
Visio Corp *                            1,500     57,094
Visual Networks Inc *                   1,200     38,400
Wave Systems Corp `A' *                 1,800     34,200
Wavo Corp *                             1,200      7,650
Westell Technologies Inc `A' *            900      6,272
Western Digital Corp *                  4,000     26,000
Wind River Systems *                    2,400     38,550
World Access Inc *                      2,000     28,250
WorldGate Communication Inc *             400     20,500
Xircom *                                1,500     45,094
Zebra Technologies Corp `A' *           1,300     49,969
                                               ---------
                                               7,785,424
                                               ---------
Utilities - 5.37%
Advanced Communications                 1,200     11,925
Aerial Communications Inc *               800     10,800
AGL Resources Inc                       2,900     53,469

                                             Market
                                      Shares  Value
                                      ------ ------
American Mobile Satellite Corp *      1,000  $16,375
Aquarion Co                             600   20,850
Atmos Energy Corp                     1,700   42,500
Avista Corp                           2,200   35,750
Black Hills Corp                      1,200   27,750
California Water Service Group          600   15,675
CapRock Communications Corp           1,900   76,950
Cellular Comm of Puerto Rico *          700   19,950
Central Hudson Gas & Electric         1,200   50,400
CFW Comm Co                             800   19,400
CILCORP Inc                             800   50,000
Cleco Corp                            1,200   36,450
CMP Group Inc                         1,800   47,138
CommNet Cellular *                    1,800   47,250
Commonwealth Energy System            1,500   63,000
Commonwealth Telephone Enterprises *    900   36,394
Connecticut Energy Corp                 700   26,994
CT Communications Inc                   300   12,338
CTC Communications Corp                 500    9,750
Destia Communications Inc             1,100   13,613
e.spire Communications Inc *          3,400   35,913
Eastern Utilities                     1,400   40,775
El Paso Electric Co *                 3,500   31,281
Electric Lightwave Inc `A' *          1,000   13,000
Empire District Electric Co             900   23,456
Energen Corp                          1,600   29,800
E'town Corp                             500   22,875
General Communication `A' *           2,700   18,352
Hawaiian Electric Industries          1,900   67,450
ICG Communications *                  2,900   61,988
IDACORP Inc                           2,100   66,150
IDT Corp *                            1,400   31,150
Indiana Energy Inc                    2,400   51,150
Intermedia Communications *           2,400   72,000
ITC Deltacom *                        2,700   75,600
IXC Communications Inc *              1,600   62,900
Laclede Gas Co                          900   20,925
Leap Wireless International Inc *     1,500   30,375
Madison Gas & Electric Co             1,000   20,500
MDU Resources Group                   3,100   70,719
MGC Communications Inc *                700   18,200
Nevada Power                          3,700   92,500
New Jersey Resources                  1,200   44,925
North Pittsburgh Systems                900   15,300
Northwest Natural Gas                 2,000   48,250
Northwestern Corp                     2,000   48,375
Omnipoint Corp *                      2,100   60,769
ONEOK Inc                             1,800   57,150
Orange Rockland Utility               1,100   64,281
Otter Tail Power Inc                    700   26,994
Pacific Gateway Exchange Inc *          600   17,475
PageMart Wireless Inc *               2,900   21,931
Pennsylvania Enterprises                900   27,619
Philadelphia Suburban Corp            2,000   46,125
Piedmont Natural Gas                  1,800   56,025
Powertel Inc *                        1,300   38,838
Premiere Technologies Inc             2,600   29,900
Price Communications Corp               900   13,500

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 Market
                                      Shares     Value
                                      ------     ------
Primus Telecommunications *             1,200     $26,925
Public Service Co of North Carolina     1,200      35,100
Public Service New Mexico               2,700      53,663
Rochester Gas & Electric                2,100      55,781
SEMCO Energy Inc                          300       4,631
Sierra Pacific Resources                1,700      61,838
SIGCORP Inc                             1,400      39,638
SkyTel Communications Inc *             3,400      71,188
Southern Union Co *                     1,000      21,750
Southwest Gas Corp                      1,800      51,525
Southwestern Energy Co                  1,500      15,844
STAR Telecommunications Inc *           1,400      10,938
TALK.com Inc *                          2,800      31,500
TNP Enterprises                           700      25,375
UGI Corp                                1,900      38,356
UniSource Energy Corp *                 1,800      21,488
United Illuminating Co                    900      38,194
United Water Resources Inc              1,500      34,031
US LEC Corp `A' *                       1,000      22,500
US Satellite Broadcasting Co *          1,900      34,200
Viatel Inc *                              300      16,838
Washington Gas Light                    2,700      70,200
Western Gas Resources Inc               1,300      20,800
WICOR Inc                               2,200      61,463
WPS Resources                           1,400      42,000
Yankee Energy System                      700      27,781
                                               ----------
                                                3,252,784
                                               ----------
Total Common Stocks
 (Cost $50,611,877)                            53,127,544
                                               ----------
                                     Principal
                                      Amount     Value
                                     ---------   -----
SHORT-TERM INVESTMENTS - 12.27%
U.S. TREASURY BILLS - 0.58%
 4.250% due 08/19/99 **               $25,000      24,855
 4.350% due 08/19/99 **                95,000      94,438
 4.450% due 08/19/99 **               210,000     208,720
 4.460% due 08/19/99 **                25,000      24,848
                                               ----------
Total U.S. Treasury Bills                         352,861
                                               ----------

                                        Principal
                                          Amount      Value
                                        ---------     -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 11.69%
State Street Bank
 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price
 of $7,080,688; collateralized by U.S.
 Treasury Notes--market value
 $7,225,000 and due 06/30/00)           $7,080,000  $7,080,000
                                                   -----------
Total Securities Held Under Repurchase
 Agreement                                           7,080,000
                                                   -----------
Total Short-Term Investments
 (Cost $7,432,861)                                   7,432,861
                                                   -----------
TOTAL SMALL-CAP INDEX PORTFOLIO
 (COST $58,044,738)                                $60,560,405
                                                   -----------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $352,861 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                  Number of        Unrealized
        Type                                      Contracts       Appreciation
------------------------------------------------------------------------------
 Russell 2000 (9/99)                                   6              $16,089
 S&P 500 (9/99)                                       10               90,665
                                                                  -----------
                                                                     $106,754
                                                                  -----------

(b) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $58,044,738
                                                                  -----------

Aggregate gross unrealized appreciation for
all investments in which there was an
excess of value over tax cost                                      $3,432,224
Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                               (916,557)
                                                                  -----------
Net unrealized appreciation                                        $2,515,667
                                                                  -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
REIT PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              Market
                                     Shares    Value
                                     ------   ------
COMMON STOCKS - 94.34%
Consumer Discretionary - 2.08%
Promus Hotel Corp *                   17,000  $527,000
Wyndham International Inc `A' *       43,700   196,650
                                             ---------
                                               723,650
                                             ---------
Financial Services - 91.56%
Acadia Realty Trust                    1,700     9,137
AMLI Residential Properties           11,600   259,550
Apartment Investment & Mgmt Co `A'    11,600   495,900
Archstone Communities Trust           34,700   761,231
Arden Realty Inc                      52,755 1,299,092
AvalonBay Apartment Communities Inc   55,000 2,035,000
Bedford Property Investors             8,100   144,788
Berkshire Realty Co Inc               42,200   487,937
Boston Properties Inc                 17,700   634,987
Brandywine Realty Trust               14,600   289,263
Brookfield Properties Corp           122,900 1,597,700
Burnham Pacific Properties Inc        54,240   667,830
Carramerica Realty Corp               38,300   957,500
Chateau Communities Inc               40,100 1,200,494
Cornerstone Properties Inc            62,200   987,425
Cresent Real Estate Equity Co         19,100   453,625
Developers Diversified Realty         10,100   167,913
EastGroup Properties Inc               3,700    74,231
Equity Office Properties              60,600 1,552,875
Equity Residential Properties Trust    9,500   428,094
Essex Property Trust Inc              38,200 1,351,325
Federal Realty Investment Trust       38,200   876,213
Gables Residential Trust              23,700   571,763
Great Lakes REIT Inc                  42,623   692,624
Highwoods Properties Inc               2,800    76,825
Host Marriott Corp                    49,100   583,063
Interstate Hotels Corp *               1,360     5,610
Mack-Cali Realty Corp                 11,100   343,406
Manufactured Home Communities Inc     23,500   611,000
Meditrust Corp                        15,800   206,388
Pacific Gulf Properties Inc           15,423   348,945
Pan Pacific Retail Properties         16,200   313,875
Penn Real Estate Investments           3,000    62,813
Philips International Realty             100     1,688
Prentiss Properties Trust             22,500   528,750
Prime Group Realty Trust               8,986   154,447
Prologis Trust                        59,080 1,196,370
PS Business Parks Inc                    300     7,313
Public Storage Inc                    26,524   742,672
Regency Realty Corp                   55,500 1,217,531
Security Capital Group Inc `B' *      10,600   154,363
Shurgard Storage Centers `A'          22,300   604,887
Simon Property Group Inc              69,900 1,773,712
SL Green Realty Corp                   1,600    32,700
Smith Charels E Residential Realty    13,000   441,187
Spieker Properties Inc                 7,700   299,337
Starwood Hotels & Resorts Worldwide   40,200 1,228,613
Summit Properties Inc                  6,200   122,450
Sun Communities Inc                      100     3,550

                                                          Market
                                               Shares      Value
                                               ------     ------
Sunstone Hotel Investors Inc                        100        $850
Taubman Centers Inc                              96,045   1,266,593
Trizec Hahan Corp                                66,500   1,354,937
Urban Shopping Centers Inc                       13,500     425,250
Vornado Realty Trust                              8,100     286,031
                                                        -----------
                                                         32,391,653
                                                        -----------
Materials & Processing - 0.70%
Rouse Co                                          9,700     246,137
                                                        -----------
                                                            246,137
                                                        -----------
Total Common Stocks
 (Cost $33,082,115)                                      33,361,440
                                                        -----------

                                                    Principal
                                                      Amount      Value
                                                    ---------     -----
SHORT-TERM INVESTMENT - 5.66%
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 5.66%

State Street Bank and Trust
 3.500% due 07/01/99
 (Dated 06/30/99, repurchase price of $2,001,195;
 collateralized by U.S. Treasury Notes--market
 value $2,045,836 and due 12/31/00)                 $2,001,000   2,001,000
                                                               -----------
Total Securities Held Under Repurchase Agreement                 2,001,000
                                                               -----------
Total Short-Term Investment (Cost $2,001,000)                    2,001,000
                                                               -----------
TOTAL REIT PORTFOLIO (COST $35,083,115)                        $35,362,440
                                                               -----------

Notes to Schedule of Investments

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $35,083,115
                                                                -----------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                 $1,012,982
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                   (733,657)
                                                                -----------
Net unrealized appreciation                                        $279,325
                                                                -----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Market
                               Shares      Value
                               ------     ------
PREFERRED STOCKS - 1.21%
Germany - 1.21%
Fresenius AG                     71,584 $12,539,835
Suedzucker AG                     8,322   3,215,777
                                        -----------
                                         15,755,612
                                        -----------
Total Preferred Stocks
 (Cost $17,779,053)                      15,755,612
                                        -----------
COMMON STOCKS - 79.72%
Australia - 2.55%
Amp Ltd                          88,600     966,886
Brambles Industries Ltd          54,000   1,420,084
Broken Hill Proprietary         219,150   2,534,059
Cable & Wireless Opt *          414,200     941,468
Colonial Ltd                    250,750     886,404
Fosters Brewing Group           638,500   1,796,403
Lend Lease Corp Ltd             135,650   1,859,210
National Australian Bank Ltd    258,550   4,270,923
News Corporation Ltd            406,100   3,458,781
Normandy Mining                 701,500     466,297
Oil Search Ltd                  618,600     915,986
Qantas Airways Ltd              448,900   1,480,087
Rio Tinto Ltd Npv               195,800   3,204,874
Telstra Corp Ltd                760,500   4,350,146
Westpac Banking Corp            522,500   3,383,370
WMC Ltd                         314,650   1,349,303
                                        -----------
                                         33,284,281
                                        -----------
Belgium - 0.32%
Fortis `B'                       64,650   2,028,536
Gib Holding Ltd                  56,825   2,116,775
                                        -----------
                                          4,145,311
                                        -----------
Denmark - 1.19%
Novo-Nordisk                     89,450   9,630,407
Unidanmark AS                    88,440   5,882,112
                                        -----------
                                         15,512,519
                                        -----------
Finland - 1.71%
KCI Konecranes International     87,718   3,010,857
Kone Oy `B'                      30,695   3,827,189
Merita Ltd `A'                1,510,100   8,574,015
Sampo Insurance Co `A'          239,360   6,930,823
                                        -----------
                                         22,342,884
                                        -----------
France - 7.62%
Alcatel                          41,510   5,838,647
Axa Uap                          41,130   5,013,839
Banque Nationale De Paris        25,000   2,081,509
Cie De St Gobain                 46,070   7,334,552
CNP Assurances                  391,700  10,692,086
Elf Aquitaine                    47,060   6,900,551
Group Danone                     25,584   6,590,758

                                            Market
                                 Shares     Value
                                 ------     ------
Michelin (CGDE) B Ord Compagne    217,180 $8,877,874
Pernod-Ricard                     142,253  9,527,999
Rhone-Poulenc `A'                 191,040  8,722,741
Schneider SA                      180,300 10,116,273
Suez Lyonnaise Des Eaux            20,520  3,698,231
Total Fina SA                     110,770 14,279,283
                                          ----------
                                          99,674,343
                                          ----------
Germany - 4.92%
Adidas AG                          55,349  5,489,559
BASF AG                           190,560  8,365,045
Bayer Hypo-Vereinsbank A          147,617  9,385,307
Berliner Kraft                    186,795  2,887,244
Henkel Kgaa                        93,550  6,535,825
Hoechst AG                        182,968  8,239,171
Mannesmann AG                      23,890  3,569,530
Plettac AG                          6,186    313,618
Schering AG                        77,100  8,230,781
Siemens AG                         27,150  2,092,658
Volkswagen AG                     142,920  9,214,804
                                          ----------
                                          64,323,542
                                          ----------
Hong Kong - 2.49%
Cathay Pacific Airways            618,700    948,939
Cheung Kong Holdings              748,900  6,660,149
China Telecom *                 1,119,300  3,108,886
Dao Heng Bank Group Ltd           213,000    955,366
Hong Kong Telecommunication     1,178,900  3,061,703
HSBC Holdings PLC                  85,268  3,110,166
Hutchison Whampoa Ltd             559,400  5,065,004
Li & Fung Ltd                     619,400  1,484,893
New World Development             246,000    737,172
Smartone Telecommunication        363,700  1,293,788
Sun Hung Kai Properties           430,800  3,928,377
Swire Pacific Ltd `A'             327,700  1,621,880
Television Broadcasts             135,000    633,354
                                          ----------
                                          32,609,677
                                          ----------
Ireland - 0.98%
Bank of Ireland                   552,782  9,289,183
Greencore Group PLC             1,141,100  3,527,539
                                          ----------
                                          12,816,722
                                          ----------
Italy - 2.68%
Banca Popolare Di Bergamo         378,220  8,301,394
Marzotto (Gaetano) Spa            598,650  4,651,267
Mediaset Spa                      954,300  8,476,550
Telecom Italia Spa              1,313,930 13,647,707
                                          ----------
                                          35,076,918
                                          ----------
Japan - 21.13%
Aiwa Co Ltd                        99,900  3,300,161
Amada Co                          506,000  3,572,945
Autobacs Seven                     27,000  1,311,145
Canon Inc                         287,000  8,248,421
Casio Computer                    388,000  2,948,012
Dai Nippon Printing               259,000  4,138,952
Daicel Chemical Industries        949,000  3,487,674

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           Market
                                Shares      Value
                                ------     ------
Daifuku                          493,000  $3,440,434
Daikin Industries                440,000   5,105,504
Family Mart                       91,700   4,203,122
Fuji Machine Manufacturing Co    199,000   6,130,157
Fuji Photo Film                  209,000   7,905,356
Fujitec Co Ltd                   275,000   2,604,988
Fujitsu Ltd                      519,000  10,437,007
Furukawa Electric Co Ltd         813,000   3,726,432
Hitachi Credit Corp              231,500   4,578,953
Hitachi Ltd                      991,000   9,289,218
Inabata & Co                     176,000     731,123
Kaneka Corp                      654,000   6,157,328
Kurita Water Industries          209,000   3,745,551
Kyocera Corp                      88,500   5,189,330
Kyudenko Co Ltd                  149,000     851,534
Lintec Inc                       198,000   1,991,692
Matsushita Electric              410,000   7,957,220
Minebea Co Ltd                   426,000   4,749,556
Mitsubishi Chemical Corp       1,093,000   3,782,194
Mitsubishi Estate                374,000   3,647,801
Mitsubishi Heavy Industries *  1,040,000   4,217,203
Mitsumi Electric Co Ltd          268,000   7,481,026
NEC Corp                         732,000   9,098,237
NIFCO                            260,000   2,497,254
Nintendo Corp Ltd                 88,500  12,432,465
Nippon Telegraph & Telephone         783   9,117,810
Nissan Motor Co Ltd *          1,501,000   7,165,033
Nissha Printing                  144,000   1,046,538
ONO Pharmaceutical Co            165,000   5,723,252
Ricoh Co                         681,000   9,369,831
Rinnai Corp                      117,000   2,686,212
Rohm Co                           26,000   4,069,042
Ryosan Co                        136,000   2,695,627
Sangetsu Co Ltd                   74,000   1,573,688
Sankyo Co Ltd                    327,000   8,236,776
Sanwa Shutter                    482,000   2,611,323
Sekisui Chemical Co              420,000   2,434,984
Sekisui House Ltd                416,000   4,486,898
Shin-Etsu Polymer Co             400,000   2,243,052
Sony Corp                         98,100  10,572,779
Suzuki Motor Co                  315,000   5,007,846
TDK Corp                          86,000   7,862,411
Toshiba                        1,304,000   9,293,901
Toyota Motor Corp                193,000   6,104,720
Tsubakimoto Chain                636,000   2,263,831
Yamaha Corp                      375,000   4,506,132
Yamanouchi Pharmaceutica         215,000   8,221,084
                                         -----------
                                         276,250,765
                                         -----------
Netherlands - 3.32%
ABN Amro Holding Nv               95,650   2,069,813
AKZO Nobel Nv                    261,185  10,980,834
Benckiser Nv `B'                  78,050   4,162,078
Ing Groep Nv                     284,453  15,388,516
Laurus Nv                         97,550   2,261,709
Philips Electronics               86,479   8,523,570
                                         -----------
                                          43,386,520
                                         -----------

                                                 Market
                                      Shares     Value
                                      ------     ------
New Zealand - 0.11%
Telecom Corp of New Zealand - 68814    323,200 $1,385,011
                                               ----------
                                                1,385,011
                                               ----------
Norway - 0.02%
Sparebanken Norway                      12,069    225,438
                                               ----------
                                                  225,438
                                               ----------
Portugal - 0.90%
Banco Commercial Portugal              115,850  2,999,960
Electricidade De Portugal              486,750  8,757,439
                                               ----------
                                               11,757,399
                                               ----------
Singapore - 1.72%
City Developments                      261,000  1,670,817
DBS Bank                               324,000  3,957,949
Natsteel Electronics Ltd               562,000  2,458,977
Overseas Chinese Banking               242,000  2,018,206
Overseas Union Bank                    175,000    842,779
Sembcorplogistics *                    261,000  1,027,016
Singapore Airline Ltd                  186,000  1,769,660
Singapore Press                        197,000  3,355,259
Singapore Telecom                      995,000  1,706,349
United O/S Bank                        259,000  1,810,125
Venture Manufacturing Singapore        247,000  1,900,335
                                               ----------
                                               22,517,472
                                               ----------
Spain - 2.46%
Banco Popular Espanol                   76,810  5,520,633
Banco Santander                        391,500  4,074,554
Endesa SA                              323,450  6,892,624
Iberdrola SA                           462,600  7,040,655
Telefonica De Espana SA                179,283  8,629,313
                                               ----------
                                               32,157,779
                                               ----------
Sweden - 3.03%
Autoliv Inc                            268,950  8,204,476
Ericsson Telefon                       106,200  3,408,557
Nordbanken Holding Ab                1,406,700  8,234,503
Sparbanken Sverige `A'                  64,700    914,461
Svedala Industri Ab                    461,650  8,319,243
Svenska Handelsbanken `A'              880,570 10,578,975
                                               ----------
                                               39,660,215
                                               ----------
Switzerland - 6.95%
Forbo Holdings AG                        5,271  2,093,428
Holderbank Finan Glaris                  9,005 10,619,309
Holderbank Finan Rights *                  388    120,934
Nestle Sa Bearer Reg                    11,330 20,394,801
Novartis AG Reg                          6,505  9,489,637
Richemont (Fin)                         10,850 20,848,623
Roche Holding                              655  6,726,583
Schindler Holding AG                     3,400  5,244,047
Swisscom AG                             18,920  7,113,011
UBS AG                                  27,672  8,251,539
                                               ----------
                                               90,901,912
                                               ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
================================================================================

                                                                  Market
                                                     Shares        Value
                                                     ------       ------
United Kingdom - 15.62%
Aegis Group PLC                                      2,497,160    $5,491,450
Allied Domecq PLC                                    1,175,250    11,356,831
Allied Zurich                                          830,400    10,374,162
Bank of Scotland                                       589,744     7,706,985
BG PLC                                               1,349,179     8,257,480
BOC Group PLC                                          430,200     8,443,183
British Telecomm                                       819,900    13,700,398
Burmah Castrol                                         364,809     6,947,026
Capital Radio PLC                                      627,351     8,302,287
Centrica PLC *                                       2,551,130     6,012,294
Devro PLC                                              266,621       584,219
Diageo PLC                                             636,830     6,635,771
Glaxo Holdings                                         127,200     3,533,129
Great Univ Stores                                      910,940    10,188,461
Halma PLC                                            3,861,900     6,453,173
Imperial Tobacco Group                                 931,000    10,170,665
Lloyds TSB Group                                       511,900     6,919,675
Morgan Crucible Co                                   1,762,439     7,515,325
Prudential Corp                                        603,100     8,927,325
Reckitt & Colman                                     1,213,965    12,630,383
Royal & Sun Alliance Group                             656,900     5,907,740
Sainsbury                                              684,700     4,306,651
Scottish Hydro                                         859,200     8,790,334
Seton Scholl Healthcare                                346,100     3,993,735
Shell Transport & Trading                              913,000     6,843,649
Smith & Nephew PLC                                     531,500     1,614,969
Tesco PLC *                                          1,568,300     4,066,881
UND News & Med                                          33,800       326,088
WPP Group PLC                                          966,300     8,172,372
                                                               -------------
                                                                 204,172,641
                                                               -------------
Total Common Stocks
 (Cost $961,351,219)                                           1,042,201,349
                                                               -------------
                                                   Principal
                                                     Amount        Value
                                                   ---------       -----
SHORT-TERM INVESTMENT - 19.07%
SECURITIES HELD UNDER REPURCHASE AGREEMENT - 19.07%
State Street Bank and Trust
 4.000% due 07/01/99 **
 (Dated 06/30/99, repurchase price
 of $249,385,113; collateralized by U.S.
 Treasury Notes--market value
 $37,280,000 and due 06/30/00, market value
 $51,000,770 and due 03/31/01, and market value
 $166,082,796 and due 05/31/01)                   $249,357,406   249,357,406
                                                               -------------
Total Securities Held Under Repurchase
 Agreement                                                       249,357,406
                                                               -------------

                                     Value
                                     -----
Total Short-Term Investment
 (Cost $249,357,406)               $249,357,406
                                 --------------
TOTAL INTERNATIONAL PORTFOLIO
 (COST $1,228,487,678)           $1,307,314,367
                                 --------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $166,937,348 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                 Unrealized
                                         Number of              Appreciation
            Type                         Contracts             (Depreciation)
-----------------------------------------------------------------------------
CAC 40 Index Future (9/99)                  516                      $383,725
DAX 30 Index Future (9/99)                  196                       964,881
FTSE 100 Index Future (9/99)                482                    (1,314,783)
MIB 30 Index Future (9/99)                   65                      (107,597)
Opix TSE Index Future (9/99)                505                     6,594,004
                                                                   ----------
                                                                   $6,520,230
                                                                   ----------

(b) Forward foreign currency contracts outstanding at June 30, 1999, were summarized as follows:

                                                     Principal
           Contracts                                  Amount                Unrealized
           to Buy or           Expiration           Covered by             Appreciation
Type        to Sell              Month               Contracts            (Depreciation)
-----------------------------------------------------------------------------------------
 BP           Buy                 7/99              $27,648,947                 $307,365
 ED           Buy                 7/99               32,931,314                   66,503
 JY           Buy                 7/99                4,155,881                  (39,678)
                                                                                --------
                                                                                $334,190
                                                                                --------

   Principal amount denoted in the indicated currency:
    BP - British Pound
    ED - Euro Dollar
    JY - Japanese Yen

(c) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $1,228,487,678
                                                                --------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                  $124,299,169
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                   (45,472,480)
                                                                --------------
Net unrealized appreciation                                        $78,826,689
                                                                --------------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      Market
                                          Shares      Value
                                          ------      ------
COMMON STOCKS - 92.58%
Argentina - 2.36%
Astra Argentina De                          191,170   $349,888
Banco Frances SA                             42,734    277,809
Banco Galicia                                71,222    365,418
Dalmine Siderar SA                           12,600     37,933
Dalmine Siderca SA                          265,537    347,900
Inversiones Y Representaciones GDR            4,942    152,584
Molinos Rio De La Plata                      20,043     33,677
Perez Companc ADR                            54,643    633,941
Renault Argentina SA                         39,560     53,413
Telefonica De Argentina ADR                  38,953  1,222,150
Transportadora De Gas ADS                   147,389    277,129
                                                    ----------
                                                     3,751,842
                                                    ----------
Brazil - 8.66%
Aracruz Celulose SA PNB                     158,600    351,647
Banco Bradesco SA                       166,099,207    842,709
Banco Itau SA PN                          1,679,700    864,552
Centrais Eletrobras                     103,834,000  2,102,521
Cia Cervejaria Brahma                       602,600    339,815
Cia Energetica Minas Ger                 33,511,782    705,113
Cia Paulista De Forca E                   4,364,400    281,415
Cia Siderurgica Nacional                 19,281,600    504,397
Cia Souza Cruz Ind Com                       57,600    405,611
Cia Vale Do Rio Doce                         70,380  1,385,307
Petrol Brasileiros                        7,429,400  1,151,389
Telebras ADR                                 28,100      1,756
Telebras ADR Pfd Block                       41,460  3,739,174
Telebras Teclecomunic                         2,875    138,221
Telecom Brasileiras *                     8,022,100        227
Telecomunic Brasileiras                   9,365,100    450,245
Usinas Siderurgicas Mina *                  145,059    492,282
                                                    ----------
                                                    13,756,381
                                                    ----------
Chile - 5.13%
Banco Santander ADR                          55,875    866,063
Compania Cerveceria Unidas ADR               18,600    532,425
Compania De Telefono Chili ADR               72,706  1,799,474
Distribucion Y Servicio D&s SA               14,000    262,500
Embotelladora Andina SA                      18,000    360,000
Empresa ADR                                  66,216    802,869
Enersis ADR                                  40,316    922,229
Gener SA ADR                                 41,574    737,939
Madeco SA ADR                                42,085    426,111
Masisa SA ADR                                49,075    515,288
Sociedad Quimica Y Minera De Chile `A'          849     29,715
Sociedad Quimica Y Minera De Chile `B'       21,690    767,284
Vina Concha Y Toro Sa-adr                     3,500    126,000
                                                    ----------
                                                     8,147,897
                                                    ----------
China - 2.26%
Beijing Datang Power General              1,624,000    523,284
China Southern Airlines *                   748,000    190,888
Guangdong Kelon Elecric                     445,000    519,062
Guangshen Railway Co                      1,752,000    268,715
Huaneng Power International               1,368,000    573,034
Jiangsu Expressway Co                     1,576,000    341,253
Shanghai Petrochemical                    1,834,000    432,575

                                           Market
                                 Shares     Value
                                 ------    ------
Shenzhen Expressway Co            966,000  $204,189
Yizheng Chemical Fibre *          698,000   182,176
Zhejiang Expressway             1,826,000   362,437
                                          ---------
                                          3,597,613
                                          ---------
Colombia - 0.77%
Banco Ganadero SA ADR              17,700   319,706
Bancolombia SA ADR                104,800   497,800
Gran Cadena Almacenes ADR         220,500   399,105
                                          ---------
                                          1,216,611
                                          ---------
Greece - 0.54%
Alpha Credit Bank                   9,990   643,187
Ergo Bank SA                        1,320   141,085
National Bank of Greece             1,248    81,538
                                          ---------
                                            865,810
                                          ---------
Hong Kong - 0.19%
Qinglling Motors Co             1,244,000   301,432
                                          ---------
                                            301,432
                                          ---------
Hungary - 3.89%
Danubius Hotels Rights *            7,490   135,861
Gedeon Richter RT                  12,280   533,020
Magyar Olaj Es Gazipare            64,700 1,558,553
Matav RT                          557,800 3,016,942
Otp Bank RT                        20,740   864,667
Pick Szeged RT                      2,810    78,836
                                          ---------
                                          6,187,879
                                          ---------
India - 2.16%
Bajai Auto GDR                     13,995   232,317
BSES Ltd GDR                       11,800   118,295
Eih Ltd GDR                        14,200    67,450
Gujarat Ambuja GDR                 18,200   150,696
Hindalco Industries GDR            23,200   454,256
Indian Hotels Co Ltd GDR           15,070   114,984
Indian Rayon & Industries GDR      22,800    79,344
Larsen & Tourbro Ltd               16,300   251,020
Mahanagar Telephone Niga           37,300   378,595
Reliance Industries GDS            39,900   402,990
State Bank of India GDR            34,200   416,556
Tata Engineering & Loco Co GDR     49,120   282,440
Videsh Sanchar Nigam Ltd           38,300   487,559
                                          ---------
                                          3,436,502
                                          ---------
Indonesia - 1.45%
PT Astra International *          321,000   147,613
PT Gudang Garam Tbk               102,000   278,453
PT Indah Kiat Pulp & Paper *      856,000   399,883
PT Indofood Sukses Mak *          257,000   352,672
PT Semen Gresik                    91,000   199,270
PT Telekomunikasi               1,465,560   855,801
PT Timah Tbk                       80,000    70,073
                                          ---------
                                          2,303,765
                                          ---------
Israel - 3.91%
Bank Leumi Le                     167,300   316,120
Bezek                             134,600   541,938
Bk Hapoalim Bm                    349,600   896,750
Blue Square Chain Stores           32,100   525,618

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             Market
                                  Shares     Value
                                  ------     ------
ECI Telecommunications ORD          30,000   $995,625
Elite Industries                     6,680    313,918
Formula Systems *                    8,400    254,941
ICL Israel Chemical                290,800    354,456
Koor Industries                      6,600    760,858
Makhteshim-agan *                  155,700    349,459
Teva Pharmaceutical ADR             19,270    915,946
                                           ----------
                                            6,225,629
                                           ----------
Kazakhstan - 0.17%
Central Asia Regional GR *         155,596    272,294
                                           ----------
                                              272,294
                                           ----------
Malaysia - 1.09%
Commerce Asset Hldg Bhd             47,000    116,263
Malayan Banking Berhad             113,000    339,000
Malaysia International Shipping     96,000    175,579
Malaysian Airline System            82,000    112,211
Petronas Gas Berhad                 64,000    151,579
Public Bank Bhd Foreign            159,000    166,532
Resorts World Berhad                43,000    101,276
Telekom Malaysia                    71,000    265,316
Tenaga Nasional Berhad             135,000    310,855
                                           ----------
                                            1,738,611
                                           ----------
Mexico - 14.97%
Cemex SA                           304,896  1,503,442
Cifra V *                        1,018,663  2,033,000
Controladora Coml Mexica           273,004    285,176
Desc SA `B'                        355,100    388,273
Desc SA `C'                          2,505      2,792
Empresas Ica Sociedad              125,784    138,870
Fomento Economico Mexica            24,184    964,337
Grupo Bimbo `A'                    415,454    926,171
Grupo Carso SA De Cv               268,500  1,245,588
Grupo Financiero Banamex *         583,579  1,424,874
Grupo Industrial Alfa              239,600    995,790
Grupo Mexico SA                    245,750  1,046,133
Grupo Modelo SA De Cv              765,528  2,186,062
Grupo Televisa GDS                  32,050  1,436,241
Industrias Penoles SA              146,050    423,266
Kimberly Clark De Mexico           249,380  1,027,170
Savia-a                            140,200    799,229
Telefonos De Mexico ADR             83,300  6,731,681
Tubos De Acero De Mexico             8,361     90,533
Tv Azteca SA ADR *                  28,100    145,769
                                           ----------
                                           23,794,397
                                           ----------
Peru - 4.68%
Banco Wiese ADR                    137,450    163,222
Cementos Lima SA                   345,544    425,189
Creditcorp ADR *                    86,677    953,447
Enrique Ferreyros                  210,005    138,029
Luz Del Sur                        543,600    350,762
Minas Buenaventura `A'              80,124    608,385
Minas Buenaventura `B'              13,531    103,554
Minsur SA                           73,566    156,759
Southern Peru Copper                13,623     49,062
Telefonica De Peru `B'           2,463,358  3,703,909
Union De Cervecerias Peru        2,216,338    778,246
                                           ----------
                                            7,430,564
                                           ----------

                                               Market
                                     Shares    Value
                                     ------    ------
Poland - 4.16%
Bank Handlowy W Warszawi              47,170   $654,722
Bank Przemyslowo Handlow               3,350    172,342
Bank Rozwoju Eksportu                 19,065    599,650
Bank Slaski SA                         9,230    451,333
Big Bank Gdanski SA                  194,100    430,070
Debica                                16,250    196,167
Elektrim *                            59,570    842,006
Softbank Sa                            9,840    340,823
Stomil Olsztyn SA                     34,200    191,621
Telekomunikacja Polska GDR *         319,800  2,280,174
Wielkopolski Bank                     78,436    459,449
                                             ----------
                                              6,618,357
                                             ----------
Portugal - 0.03%
BPI Bonus                              2,116     44,372
                                             ----------
                                                 44,372
                                             ----------
South Africa - 6.72%
Absa Group Ltd                        67,860    384,044
Anglo Amer PLC                         8,400    392,559
Anglo American Platinum               36,600    854,005
Anglogold Ltd                         13,830    595,897
Barlow Ltd                           122,548    706,744
De Beers Consolidated Minings ADR *   50,540  1,211,101
Edgars Consol Stores                   2,479     19,268
Firstrand Ltd                        597,000    682,653
Gold Fields Ltd                       42,000    144,078
Imperial Holdings Ltd                 22,000    218,751
Liberty Life Association Bonus *      14,297    183,150
Liberty Life Association of Africa    30,438    389,917
Naspers Ltd                           51,350    308,479
Nedcor                                45,887  1,049,665
Rembrandt Group                      133,017  1,108,796
Sanlam Ltd *                         352,200    417,323
Sasol Ltd                             80,600    575,023
Smith CG Ltd                         110,642    318,124
South African Breweries *            117,104  1,016,903
Woolworth GDR *                       15,100    107,588
                                             ----------
                                             10,684,068
                                             ----------
South Korea - 9.42%
Hyundai Motor Co Ltd                  28,955    686,665
Kookmin Bank                          43,800    889,244
Korea Electric Power Corp             78,500  3,262,073
Korea Fund *                         124,600  1,853,425
Korea Telecom Corp *                  14,380    953,490
LG Chemical                           29,267    796,467
MSCI-Korea Opal *                     10,000  1,285,150
Pohang Iron & Steel ADR               22,500    731,250
Samsung Display Devices               11,500    625,918
Samsung Electro Mechanic              22,600    780,994
Samsung Electronics Co                15,905  1,745,084
Samsung Heavy Industries              66,000    359,222
SK Corp Rights *                      34,600    995,404
                                             ----------
                                             14,964,386
                                             ----------

See Notes to Financial Statements             See explanation of symbols on B-79

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 1999 (Unaudited)
================================================================================

                                                    Market
                                        Shares       Value
                                        ------      ------
Taiwan - 11.41%
Advanced Semiconductor Engineering *       52,000  $1,145,300
Asia Cement GDS                            95,400     944,460
Asustek Computer Inc                      130,340   1,876,896
China Steel GDR *                          89,680   1,372,104
Evergreen Marine Corp *                    87,800   1,626,934
Far Eastern Dept Stores                   228,000     208,050
Formosa Chemical                          326,000     378,160
MSCI-Taiwan Opal *                         32,510   4,455,170
Nan Ya Plastics                           360,000     432,000
President Enterprise GDS *                  3,456      31,104
Standard Foods Taiwan *                   114,000     894,900
Taiwan Fund Inc                           157,500   3,268,125
Winbond Electronic Corp *                 133,989   1,493,976
                                                  -----------
                                                   18,127,179
                                                  -----------
Thailand - 1.37%
Bangkok Bank Public Co                    159,400     595,806
Electricity Gen Pub                        51,800      98,914
PTT Exploration & Production *             55,500     423,917
Siam Cement *                              12,000     364,030
Telecomasia Corp *                        265,000     267,369
Thai Farmers Bank *                       136,300     420,861
                                                  -----------
                                                    2,170,897
                                                  -----------
Turkey - 5.34%
Adana Cimento                          10,662,280     169,239
Adana Cimento Bonus Issues *            6,610,614     104,928
Adana Cimento Rights *                  1,919,210      25,916
Akbank                                 16,309,568     239,557
Arcelik                                12,254,500     435,473
Aygaz AS                                4,308,000     382,720
Brisa Bridgestone Sabanc               11,003,000     252,847
Cukurova Elektrik As                      191,000     122,172
Ege Biracilik Ve Malt                   3,934,000     293,575
Eregli Demir Ve Celik Fa *             41,594,000     581,376
Migros Turk Tas                           715,313     889,671
Netas Telekomunik                       3,926,000      82,778
Sabanci Holding                        14,104,000     314,083
Turkiye Garanti Bankasi *             126,066,200     940,770
Turkiye Is Bankasi `C'                118,066,300   2,097,788
Vestel Elektronik Sanayi                2,586,000     281,813
Yapi Ve Kredi Bank                     88,098,178   1,273,125
                                                  -----------
                                                    8,487,831
                                                  -----------
Venezuela - 1.90%
Banco Provincial                          272,876     225,052
Cia Anonima Telef De Venezuela             64,550   1,758,987
Corp Venezolana De Cemen                  422,950     174,412
Electricidad De Car ADR                    28,659     576,765
Electricidad De Caracas                   123,806      48,501
Mavesa SA ADR                              23,650      76,863
Siderurgica Venezolana                  3,593,283     154,104
                                                  -----------
                                                    3,014,684
                                                  -----------
Total Common Stocks
 (Cost $137,097,817)                              147,139,001
                                                  -----------

                              Principal
                               Amount       Value
                              ---------     -----
SHORT-TERM INVESTMENT - 7.42%
Chase Bank London
 5.500% due 07/01/99         $11,800,000  $11,800,000
                                         ------------
Total Short-Term Investment
 (Cost $11,800,000)                        11,800,000
                                         ------------
TOTAL EMERGING MARKETS PORTFOLIO
 (COST $148,897,817)                     $158,939,001
                                         ------------

Notes to Schedule of Investments
--------------------------------
(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $148,897,817
                                                                ------------
Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                 $25,694,777
Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                 (15,653,593)
                                                                ------------
Net unrealized appreciation                                      $10,041,184
                                                                ------------

--------------------------------------------------------------------------------
              Explanation of Symbols for Schedules of Investments
              ---------------------------------------------------

  ~ Securities purchased in a private placement transaction; resale to the public may require registration.
  #  Forward buy contract.
  +  Securities are valued under procedures established by the Board of
     Trustees.
  *  Non-income producing securities.
  ** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of June 30,
     1999.
  "  Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
--------------------------------------------------------------------------------

See Notes to Financial Statements

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


1. ORGANIZATION

   The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. The Fund currently consists of eighteen separate portfolios (the "Portfolios"): the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Large-Cap Value Portfolio, the Mid-Cap Value Portfolio, the Equity Portfolio, the Bond and Income Portfolio, the Equity Index Portfolio, the Small-Cap Index Portfolio, the REIT Portfolio, the International Portfolio, and the Emerging Markets Portfolio. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

--------------------------------------------------------------------------------
 Money Market      Current income consistent with preservation of capital.
--------------------------------------------------------------------------------
 High Yield Bond   High level of current income.
--------------------------------------------------------------------------------
 Managed Bond      Maximize total return consistent with prudent investment
                   management.
--------------------------------------------------------------------------------
 Government        Maximize total return consistent with prudent investment
  Securities       management.
--------------------------------------------------------------------------------
 Growth            Growth of capital.
--------------------------------------------------------------------------------
 Aggressive        Capital appreciation.
  Equity
--------------------------------------------------------------------------------
 Growth LT         Long-term growth of capital consistent with the preservation of capital.
--------------------------------------------------------------------------------
 Equity Income     Long-term growth of capital and income.
--------------------------------------------------------------------------------
 Multi-Strategy    High total return.
--------------------------------------------------------------------------------
 Large-Cap Value   Long-term growth of capital. Current income is of secondary importance.
--------------------------------------------------------------------------------
 Mid-Cap Value     Capital appreciation.
--------------------------------------------------------------------------------
 Equity            Capital appreciation. Current income is of secondary
                   importance.
--------------------------------------------------------------------------------
 Bond and Income   Total return and income consistent with prudent investment management.
--------------------------------------------------------------------------------
 Equity Index      Investment results that correspond to the total return of
                   common stocks publicly traded in the U.S.
--------------------------------------------------------------------------------
 Small-Cap Index   Investment results that correspond to the total return of an index of small capitalization companies.
--------------------------------------------------------------------------------
 REIT              Current income and long-term capital appreciation.
--------------------------------------------------------------------------------
 International     Long-term capital appreciation.
--------------------------------------------------------------------------------
 Emerging Markets  Long-term growth of capital.
--------------------------------------------------------------------------------

   At June 30, 1999, shares of the Fund were offered only to Pacific Select, Pacific Select Exec, Pacific COLI, Pacific COLI II, Pacific COLI III, Pacific Select Variable Annuity, Separate Account A and Pacific Corinthian Variable Separate Accounts of Pacific Life Insurance Company.

   The Fund commenced operations on January 4, 1988. All Portfolios began operations at that date, except the Equity Index Portfolio which commenced operations on January 30, 1991, the Growth LT Portfolio which commenced operations on January 4, 1994, the Aggressive Equity Portfolio and the Emerging Markets Portfolio which commenced operations on April 1, 1996, the Large-Cap Value Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Index Portfolio and the REIT Portfolio which commenced operations on January 4, 1999, and the Equity Portfolio and the Bond and Income Portfolio which commenced operations on October 19, 1983 as series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Portfolio Valuation

   The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

   Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 6% and 18% of the Managed Bond and Government Securities Portfolios' investments, respectively, as of June 30, 1999). Money market instruments are valued at amortized cost which approximates market value.

   B. Securities Transactions and Investment Income

   Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   C. Foreign Currency Translation

   Foreign securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

 The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

 Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

 D. Income Taxes

 The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

 E. Foreign Taxes on Dividends

 Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Growth Portfolio--$2,440; Aggressive Equity Portfolio--$3,624; Growth LT Portfolio--$115,320; Equity Income Portfolio--$60,373; Multi-Strategy Portfolio--$16,148; Large-Cap Value Portfolio--$2,248; Equity Index Portfolio-- $168,750; Small-Cap Index Portfolio--$33; REIT Portfolio--$1,034; International Portfolio--$1,736,261; Emerging Markets Portfolio--$134,716.

 F. Expense Allocation

 General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses which relate exclusively to a particular Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

 G. Organization Costs

 Expenses incurred in connection with the Fund's organization and establishment of the Aggressive Equity Portfolio and the Emerging Markets Portfolio in 1996 and the public offering of the shares of those Portfolios, aggregated approximately $23,410 per Portfolio. These costs have been deferred and are being amortized over a period of five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively. At June 30, 1999, the unamortized balance of such expenses amounted to $8,805 each for the Aggressive Equity Portfolio and the Emerging Markets Portfolio.

 Expenses incurred in connection with the Fund's organization and establishment of the Large-Cap Value Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Index Portfolio, and the REIT Portfolio in 1998 and the public offering of the shares of those Portfolios, aggregated approximately $21,015 per Portfolio. These costs are expensed as incurred.

 H. Equalization

 The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

 I. Futures Contracts

 Certain Portfolios may use futures contracts to manage its exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

 J. Options on Futures Contracts

 The Managed Bond and Government Securities Portfolios wrote options on interest rate futures contracts during the period ended June 30, 1999. When the fund writes (sells) an option, an amount equal to the premium

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparty to perform.

 K. Forward Foreign Currency Contracts

 Certain Portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

 L. Repurchase Agreements

 Each Portfolio in the Fund may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

 Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and
 .30% of the average daily net assets of the Portfolio in excess of $500 million; for the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; for the Growth, Equity Income, Multi-Strategy and Equity Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Equity Index Portfolio, an annual rate of .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million; for the Large-Cap Value, Mid-Cap Value and International Portfolios, an annual rate of
 .85% of average daily net assets of each of the Portfolios; for the Small-Cap Index Portfolio, an annual rate of .50% of the average daily net assets of the Portfolio; and for the REIT and Emerging Markets Portfolios, an annual rate of 1.10% of average daily net assets of each of the Portfolios. The fees are accrued daily.

 The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

 Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for sixteen of the eighteen Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

 Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

 Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without remuneration from the Fund.

4. CUSTODIAN AND RECORDKEEPING AGENT

 Custodial and recordkeeping service costs are accrued under the Custody Agreements on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

5. DISTRIBUTIONS TO SHAREHOLDERS

 The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the International Portfolio and the Emerging Markets Portfolio, for which dividends are declared and paid at least

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

   The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 1998 to qualify as a regulated investment company, and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code ("the Code"). The Fund also intends to declare and distribute sufficient dividends during 1999 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital loss carryovers and post-October 31 capital losses, if any, as of December 31, 1998, are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

   Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, wash sales, futures and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

6. TRANSACTIONS WITH AFFILIATES

   The Fund has incurred $29,556,740 of investment advisory fees and $128,932 of support services expenses to Pacific Life for the period ended June 30, 1999 (Note 3). As of June 30, 1999, $5,500,421 and $81,713 respectively, remained payable.

   Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

7. EXPENSE REDUCTIONS

   Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of .25% of average daily net assets, through December 31, 2000. For the period ended June 30, 1999, the operating expenses for each of the Portfolios except for the Large-Cap Value Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Index Portfolio and the REIT Portfolio were below the .25% expense cap and Pacific Life had reimbursed the Fund totaling $177,057 ($31,156 for the Large-Cap Value Portfolio, $12,335 for the Mid-Cap Value Portfolio, $116,543 for the Small-Cap Index Portfolio and $17,023 for the REIT Portfolio).

   In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian fees and expenses. During the period ended June 30, 1999, the Fund's custodian fees and expenses were reduced by $93,742 under this arrangement.

   Both the adviser reimbursements and custodian credits are combined and shown under the caption "Expense Reductions" on the Statements of Operations.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)


8. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securites) for the period ended June 30, 1999 are summarized in the following table:

                          U.S. Government Securities       Other Securities
       Portfolios           Purchases       Sales       Purchases      Sales
  --------------------    --------------------------- --------------------------
   High Yield Bond          $10,231,250    $6,968,281  $142,714,990 $100,663,807

   Managed Bond           1,202,047,744 1,397,886,827   479,900,031  107,412,939

   Government Securities    324,504,430   250,797,661   148,713,187    1,248,614

   Growth                                                53,289,270   67,783,191

   Aggressive Equity                                    160,797,490  120,998,858

   Growth LT                                          1,324,856,876  942,358,424

   Equity Income              5,220,285                 600,255,673  479,323,398

   Multi-Strategy           333,894,167   268,601,944   259,233,524  271,823,660

   Large-Cap Value                                       97,058,667    5,121,279

   Mid-Cap Value                                         61,825,846    4,915,057

   Equity                                               255,938,916  132,431,388

   Bond and Income           68,174,309    77,268,797    60,935,179   27,960,901

   Equity Index                                         342,237,113   41,109,596

   Small-Cap Index                                       66,277,089   16,140,390

   REIT                                                  33,386,525      312,573

   International                                        449,366,849  329,568,825

   Emerging Markets                                      56,220,340   41,457,360

9. SHARES OF BENEFICIAL INTEREST

 Transactions in Fund shares for the period ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                              Money Market Portfolio      High Yield Bond Portfolio   Managed Bond Portfolio

                               1999            1998           1999         1998         1999          1998
                          ------------------------------- ------------------------- ---------------------------
Beginning Balances             47,651,670      44,902,429   41,704,121   31,189,867    67,320,096    42,072,937
Shares sold                   224,715,056     161,374,210   11,832,332   15,780,671    25,805,438    25,342,250
Distributions reinvested        1,317,674       2,477,219    1,814,104    3,355,168     4,360,556     3,471,301
Shares redeemed              (211,289,243)   (161,102,188)  (8,585,524)  (8,621,585)   (5,941,742)   (3,566,392)
                          ------------------------------- ------------------------- ---------------------------
Ending Balances                62,395,157      47,651,670   46,765,033   41,704,121    91,544,348    67,320,096
                          ------------------------------- ------------------------- ---------------------------

                          Government Securities Portfolio     Growth Portfolio      Aggressive Equity Portfolio

                               1999            1998           1999         1998         1999          1998
                          ------------------------------- ------------------------- ---------------------------
Beginning Balances             17,345,804      12,051,232   11,690,001   10,020,064    17,279,799    10,976,802
Shares sold                    16,505,476       9,301,422    2,561,785    4,068,349    13,433,459    10,212,762
Distributions reinvested          982,835         957,236    1,484,616    1,071,873     2,131,938         5,359
Shares redeemed                (1,361,465)     (4,964,086)  (2,942,541)  (3,470,285)   (9,315,752)   (3,915,124)
                          ------------------------------- ------------------------- ---------------------------
Ending Balances                33,472,650      17,345,804   12,793,861   11,690,001    23,529,444    17,279,799
                          ------------------------------- ------------------------- ---------------------------

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)


                                 Growth LT Portfolio       Equity Income Portfolio    Multi-Strategy Portfolio
                                 1999           1998          1999         1998          1999           1998
                             ----------------------------  ------------------------  ----------------------------
   Beginning Balances           48,842,241     39,129,648   46,933,977   32,938,927     33,278,592     22,687,601

   Shares sold                  13,352,960     13,850,638    9,965,739   13,266,463      6,403,594     10,504,376

   Distributions reinvested      4,956,150      1,902,343    4,673,079    4,741,512      2,737,858      2,660,280

   Shares redeemed              (3,565,262)    (6,040,388)  (4,425,431)  (4,012,925)    (3,403,367)    (2,573,665)
                             ----------------------------  ------------------------  ----------------------------

   Ending Balances              63,586,089     48,842,241   57,147,364   46,933,977     39,016,677     33,278,592
                             ----------------------------  ------------------------  ----------------------------

                                                                    Mid-Cap
                             Large-Cap Value Portfolio *       Value Portfolio *           Equity Portfolio
                                 1999           1998          1999         1998          1999           1998
                             ----------------------------  ------------------------  ----------------------------
   Beginning Balances                   -              -            -            -      17,171,798     13,315,239

   Shares sold                   9,119,251             -     5,869,495           -       5,577,904      5,574,261

   Distributions reinvested          3,372             -            -            -       1,623,587        876,648

   Shares redeemed                (181,026)            -      (438,503)          -      (1,594,211)    (2,594,350)
                             ----------------------------  ------------------------  ----------------------------

   Ending Balances               8,941,597             -     5,430,992           -      22,779,078     17,171,798
                             ----------------------------  ------------------------  ----------------------------

                              Bond and Income Portfolio    Equity Index Portfolio    Small-Cap Index Portfolio *
                                 1999           1998          1999         1998          1999           1998
                             ----------------------------  ------------------------  ----------------------------
   Beginning Balances           13,875,071      8,674,393   46,287,946   33,994,421             -              -

   Shares sold                   4,537,617      6,487,680   10,820,100   16,549,343      5,836,756             -

   Distributions reinvested      1,153,417        670,883      532,580      829,868            923             -

   Shares redeemed              (3,045,706)    (1,957,885)  (2,466,165)  (5,085,686)      (457,946)            -
                             ----------------------------  ------------------------  ----------------------------

   Ending Balances              16,520,399     13,875,071   55,174,461   46,287,946      5,379,733             -
                             ----------------------------  ------------------------  ----------------------------

                                  REIT Portfolio *         International Portfolio   Emerging Markets Portfolio
                                 1999           1998          1999         1998          1999           1998
                             ----------------------------  ------------------------  ----------------------------
   Beginning Balances                   -              -    63,043,233   47,142,608     15,561,552     10,502,506

   Shares sold                   3,380,396             -   109,325,466   75,839,873      5,794,728      6,655,635

   Distributions reinvested         16,464             -     3,588,758    4,302,553         34,542        174,623

   Shares redeemed                (153,776)            -   (92,729,099) (64,241,801)    (3,039,796)    (1,771,212)
                             ----------------------------  ------------------------  ----------------------------

   Ending Balances               3,243,084             -    83,228,358   63,043,233     18,351,026     15,561,552
                             ----------------------------  ------------------------  ----------------------------

* Portfolio commenced operations on January 4, 1999.

                               -----------------

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

 In accordance with Rule 30d-1 under the Investment Company Act of 1940, the Pacific Select Fund (the "Fund") is required to furnish certain information regarding any matters submitted to a vote of the Fund's shareholders. Shareholders of record on February 5, 1999, representing 15,856,582 shares of the Emerging Markets Portfolio, were notified that a Special Meeting of Shareholders (the "Meeting") would be held at the offices of the Fund on March 19, 1999. 100% of the outstanding shares were voted. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined in the table below:

                                                                                           Total
                                                                                        Outstanding
                                       Votes For       Votes Against     Abstentions      Shares
                                       ---------       -------------     -----------    -----------
            Proposal                Number   Percent* Number  Percent* Number  Percent*
            --------                ------   -------- ------- -------- ------- --------
Approval of the new Portfolio
Management Agreement among the
Fund (on behalf of the Emerging
Markets Portfolio), Pacific Life
and Blairlogie Capital Manage-
ment.                             14,930,830   94.2%  259,689   1.6%   666,063   4.2%   15,856,582

* Based on total shares outstanding.


                           -----------------------

Semi-Annual Report                          -----------------
as of June 30, 1999                             BULK RATE
                                            U.S. POSTAGE PAID
 . Pacific Select Fund                         PACIFIC LIFE
                                                  92799
                                            -----------------

Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626


Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

                                       Pacific Life Insurance Company
                                       700 Newport Center Drive
                                       P.O. Box 7500
                                       Newport Beach, California 92658-7500

                                       ADDRESS SERVICE REQUESTED


Form No. 15-20803-02
Form No. 357-9A